                                                                   EXHIBIT 4.2

                                  INDENTURE

                                   BETWEEN

                      [             ] LOAN TRUST 200 - ,

                                  AS ISSUER,

                                     AND

                               [                ],
                             AS INDENTURE TRUSTEE

                             Dated as of      , 200

                                 Relating to

                       [                ] TRUST 200 -
                     MORTGAGE BACKED NOTES, SERIES 200 -

                              TABLE OF CONTENTS

      Section 2.03.  General Provisions With Respect to Principal and

      Section 5.03.  Collection of Indebtedness and Suits for

      Section 5.06.  Indenture Trustee May Enforce Claims Without

      Section 5.09.  Unconditional Rights of Noteholders to Receive

      Section 5.19.  No Recourse to Other Trust Estates or Other Assets
                     of the Issuer..........................................53
      Section 5.20.  Application of the Trust Indenture Act.................53

                                          i

      Section 6.11.  Merger, Conversion, Consolidation or Succession to
                     Business of Indenture Trustee..........................58
      Section 6.12.  Preferential Collection of Claims Against Issuer.......58
      Section 6.13.  Co-Indenture Trustees and Separate Indenture

      Section 7.01.  Issuer to Furnish Indenture Trustee Names and
                     Addresses of Noteholders...............................63
      Section 7.02.  Preservation of Information; Communications to

                                          ii

ARTICLE VIII   ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND

      Section 8.03.  Claims Upon the Insurance Policy; Insurance Policy
                     Payments Account.......................................67
      Section 8.04.  General Provisions Regarding the Note Accounts and
                     Mortgage Loans.........................................69
      Section 8.05.  Releases of Defective Mortgage Loans...................70
      Section 8.06.  Reports by Indenture Trustee to Noteholders;

      Section 8.09.  Delivery of the Mortgage Files Pursuant to

      Section 8.14.  Rights of the Note Insurer to Exercise Rights of
                     Noteholders............................................73
      Section 8.15.  Trust Estate and Accounts Held for Benefit of the

      Section 9.01.  Supplemental Indentures Without Consent of

                                          iii

      Section 11.04. Notices, etc., to Indenture Trustee, the Note
                     Insurer and Issuer.....................................81
      Section 11.05. Notices and Reports to Noteholders; Waiver of

SCHEDULES AND EXHIBITS

Schedule l..Mortgage Loan Schedule
Exhibit A...Form of Note
Exhibit B...Insurance Policy
Exhibit C...Form of Notice of Claim
Exhibit D...PMI Mortgage Loans

                                          iv

                            CROSS-REFERENCE TABLE

      Cross-reference  sheet  showing  the  location in the  Indenture  of the provisions  inserted  pursuant to Sections 310 through 318(a) inclusive of the
Trust Indenture Act of 1939.*

      Trust Indenture Act of 1939               Indenture Section

Section 310
      (a) (1)...............................          6.07
      (a) (2)...............................       6.07, 6.08
      (a) (3)...............................          6.13
      (a) (4)...............................     Not Applicable
      (a) (5)...............................          6.07
      (b)...................................       6.07, 6.09
      (c)...................................     Not Applicable
Section 311
      (a)...................................          6.12
      (b)...................................          6.12
      (c)...................................     Not Applicable
Section 312
      (a)...................................    7.01(a), 7.02(a)
      (b)...................................         7.02(b)
      (c)...................................         7.02(c)
Section 313
      (a)...................................         7.03(a)
      (b)...................................         7.03(a)
      (c)...................................          11.05
      (d)...................................         7.03(b)
Section 314
      (a)(1)................................          7.04
      (a)(2)................................          7.04
      (a)(3)................................          7.04
      (a)(4)................................          7.04
      (b)(1)................................     2.11(c), 11.01
      (b)(2)................................          3.06
      (c)(1)................................     2.11(d), 4.01,
                                                 8.02(d), 11.01
      (c)(2)................................     2.11(c), 4.01,
                                                 8.02(d), 11.01
      (c)(3)................................         8.02(d)
      (d)(1)................................        11.01(a)
      (d)(2)................................        11.01(a)
      (d)(3)................................        11.01(a)
      (e)...................................        11.0 1(b)
Section 315
      (a)...................................   6.01(b), 6.01(c)(1)
      (b)...................................       6.02, 11.05
      (c)...................................         6.01(a)
      (d)(1)................................    6.01(b), 6.01(c)
      (d)(2)................................       6.01(c)(2)
      (d)(3)................................       6.01(c)(3)
      (e)...................................          5.15
Section 316
      (a)...................................          5.20
      (b)...................................          5.09
      (c)...................................          5.20
Section 317
      (a)(1)................................          5.03
      (a)(2)................................          5.05
      (b)...................................          3.01
Section 318
      (a)...................................          11.07

___________________________

*This Cross-Reference Table is not part of the Indenture.

                                          v

      THIS INDENTURE,  dated as of           (as amended or supplemented  from
time to time as permitted  hereby,  this  "Indenture"),  is between
TRUST  200 - ,  a  Delaware  statutory  trust  (together  with  its  permitted
successors  and assigns,  the "Issuer") and           ,  as indenture  trustee
(together  with  its  permitted  successors  in  the  trusts  hereunder,   the
"Indenture Trustee").

                            Preliminary Statement

      The  Issuer has duly  authorized  the  execution  and  delivery  of this
Indenture  to provide  for its  Mortgage  Backed  Notes,  Series  200 -   (the
"Notes"),   issuable  as  provided  in  this  Indenture.   All  covenants  and
agreements  made by the Issuer  herein are for the benefit and security of the
Holders of the Notes and the Note  Insurer.  The Issuer is entering  into this
Indenture,  and the Indenture  Trustee is accepting the trusts created hereby, for good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged.

      All things  necessary  to make this  Indenture a valid  agreement of the
Issuer in accordance with its terms have been done.

                               Granting Clause

      The Issuer  hereby Grants to the  Indenture  Trustee,  for the exclusive benefit of the Holders of the Notes and the Note Insurer,  all of the Issuer's
right,  title and interest in and to (a) the Mortgage Loans listed in Schedule
I to this  Indenture  (including  property  that secures a Mortgage  Loan that becomes an REO Property),  including the related  Mortgage Files  delivered or to be  delivered  to  the  Custodian,  on  behalf  of the  Indenture  Trustee, pursuant to the  Mortgage  Loan Sale  Agreement,  all  payments  of  principal received,  collected  or otherwise  recovered  after the Cut-off Date for each
Mortgage Loan,  all payments of interest  accruing on each Mortgage Loan after the Cut-off Date therefor  whenever  received and all other proceeds  received in respect of such  Mortgage  Loans,  and any Qualified  Replacement  Mortgage
Loan, (b) the Servicing Agreement,  (c) the Mortgage Loan Sale Agreement,  (d)
the Mortgage Loan Contribution  Agreement,  (e) the Management Agreement,  (f)
the Other  Insurance  Policies,  (g) all cash,  instruments  or other property held or  required  to be  deposited  in the  Collection  Account  and the Note
Account,  including all investments  made with funds in such accounts (but not including  any income on funds  deposited in, or  investments  made with funds deposited in, the Collection Account and the Note Account,  which income shall belong to and be for the  account of the  Servicer),  and (h) all  proceeds of the conversion,  voluntary or  involuntary,  of any of the foregoing into cash or other liquid assets, including,  without limitation, all insurance proceeds and condemnation  awards.  Such Grants are made,  however, in trust, to secure the Notes  equally  and ratably  without  prejudice,  priority or  distinction between  any  Note and any  other  Note by  reason  of  difference  in time of issuance  or  otherwise,  and for the  benefit  of the Note  Insurer to secure
(x) the  payment  of all  amounts  due on the Notes in  accordance  with their terms,  (y) the payment of all other sums payable under this Indenture and (z)
compliance  with the  provisions  of this  Indenture,  all as provided in this
Indenture.  All terms used in the foregoing  granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

      The  Indenture  Trustee  acknowledges  such  Grant,  accepts  the trusts hereunder in accordance  with the  provisions of this  Indenture and agrees to perform  the  duties  herein  required  to the end that the  interests  of the
Holders  of the  Notes  may  be  adequately  and  effectively  protected.  The
Indenture  Trustee  agrees that it will hold the Insurance  Policy and the PMI
Policy  in trust  and that it will hold any  proceeds  of any  claim  upon the
Insurance  Policy  and PMI  Policy,  solely  for the  use and  benefit  of the
Noteholders in accordance  with the terms hereof and the Insurance  Policy and the PMI Policy, respectively.

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01.     General Definitions.

      Except as otherwise  specified or as the context may otherwise  require, the  following  terms have the  respective  meanings  set forth  below for all purposes of this  Indenture,  and the definitions of such terms are applicable to the  singular  as well as to the  plural  forms  of such  terms  and to the masculine  as  well  as to  the  feminine  genders  of  such  terms.  Whenever reference  is made  herein to an Event of  Default  or a Default  known to the
Indenture  Trustee or of which the Indenture  Trustee has notice or knowledge, such  reference  shall be  construed  to refer  only to an Event of Default or
Default of which the  Indenture  Trustee is deemed to have notice or knowledge pursuant to  Section 6.01(d).  All other terms used herein that are defined in the Trust  Indenture  Act (as  hereinafter  defined),  either  directly  or by reference therein, have the meanings assigned to them therein.

      "Accountant":  A  Person  engaged  in the  practice  of  accounting  who
(except when this Indenture  provides that an Accountant  must be Independent)
may be  employed  by or  affiliated  with the  Issuer or an  Affiliate  of the
Issuer.

      "Act":  With respect to any Noteholder, as defined in Section 11.03.

      "Administrative  Fee Amount":  For the Notes and any Payment  Date,  the
sum of the  Monthly  Servicing  Fee  and the  Indenture  Trustee's  Fee,  each relating to such Payment Date.

      "Affiliate":  With  respect to any  specified  Person,  any other Person controlling  or  controlled  by or under common  control  with such  specified
Person.  For the  purposes  of  this  definition,  "control"  when  used  with respect to any specified  Person means the power to direct the  management and
policies  of  such  Person,  directly  or  indirectly,   whether  through  the
ownership  of voting  securities,  by  contract,  relation to  individuals  or
otherwise,   and  the  terms  "controlling"  and  "controlled"  have  meanings correlative to the foregoing.

      "Agent":  Any Note  Registrar,  Paying  Agent,  Authenticating  Agent or
Custodian.

      "Aggregate  Principal  Balance":  With respect to the Mortgage Loan Pool and any Payment Date, the aggregate of the Principal  Balances of the Mortgage
Loans as of the related Determination Date (or other specified date).

      "Assignments":  The original  instrument  of  assignment  of a Mortgage, including any interim assignments,  from the originator or any other holder of any  Mortgage  Loan to the  Indenture  Trustee  (that in each case may, to the extent  permitted  by the laws of the  state in which  the  related  Mortgaged
Property is located,  be a blanket  instrument  of assignment  covering  other
Mortgages  and Mortgage  Notes as well and that may also be an  instrument  of assignment  running  directly  from the  mortgagee of record under the related
Mortgage to the Indenture Trustee).

                                          -3-

      "Authenticating    Agent":    The   Person,   if   any,   appointed   as
Authenticating  Agent  by the  Issuer  pursuant  to  Section 6.14,  until  any successor  Authenticating  Agent  for  the  Notes  is  named,  and  thereafter
"Authenticating  Agent" shall mean such successor.  The  Authenticating  Agent shall be the  Indenture  Trustee.  Any  Authenticating  Agent  other  than the
Indenture  Trustee shall sign an instrument  under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

      "Authorized  Officer":  With respect to (i) the Indenture  Trustee,  any
Responsible  Officer,   (ii) the  Owner  Trustee,  the  president,   any  vice
president,   any  assistant  vice  president,  the  secretary,  any  assistant secretary,  the treasurer,  any assistant  treasurer,  any trust officer,  any financial  services  officer  or  any  other  officer  of  the  Owner  Trustee customarily  performing  functions  similar  to those  performed  by the above officers and (iii) any other Person,  the Chairman,  Chief Operating  Officer,
President or any Vice President of such Person.

      "Available  Funds":  With  respect to any Payment  Date,  the sum of the
amounts   described   in  clauses  (a)  through   (g)  below,   less   (i) the
Administrative  Fee  Amount in  respect  of such  Payment  Date,  (ii) Monthly
Advances and Servicing  Advances  previously made that are reimbursable to the
Servicer   (other  than  those  included  in  liquidation   expenses  for  any
Liquidated Mortgage Loan and reimbursed from the related Liquidation  Proceeds and from Insurance  Proceeds) with respect to the related Collection Period to the extent  permitted  by the  Servicing  Agreement  and  (iii) the  aggregate amounts (A)  deposited  into the  Collection  Account or the Note Account that may not be withdrawn  therefrom pursuant to a final and nonappealable order of a United States  bankruptcy  court of competent  jurisdiction  imposing a stay pursuant to Section 362 of the Bankruptcy  Code and that would  otherwise have been included in Available  Funds on such Payment Date and (B) received by the
Indenture  Trustee that are  recoverable  and sought to be recovered  from the
Issuer as a voidable  preference  by a trustee in  bankruptcy  pursuant to the
Bankruptcy Code in accordance with a final  nonappealable  order of a court of competent jurisdiction:

(a)   all  scheduled  payments  of  interest  received  with  respect  to  the
      Mortgage  Loans and due  during  the  related  Due  Period and all other interest  payments on or in respect of such Mortgage  Loans  received by or on  behalf of the  Servicer  during  the  related  Collection  Period
      (including  Payments  Ahead  that  are  allocable  to  interest  for the related Due Period),  net of amounts  representing  interest  accrued on such  Mortgage  Loans in  respect  of any  period  prior to the  Cut-off
      Dates,  plus any Compensating  Interest payments made by the Servicer in respect of the related  Mortgage  Loans and any net income from  related
      REO Properties for such Collection Period;

(b)   all  scheduled  payments  of  principal  received  with  respect  to the
      Mortgage  Loans and due  during  the  related  Due  Period and all other principal  payments  (including  Principal  Prepayments  and  Prepayment
      Premiums)   received  or  deemed  to  be  received  during  the  related
      Collection  Period  (including  Payments  Ahead  that are  allocable  as principal for the related Due Period) in respect of such Mortgage Loans;

                                          -4-

(c)   the aggregate of any Trust Insurance  Proceeds collected by the Servicer during the related Collection Period;

(d)   the aggregate of any Net Liquidation  Proceeds collected by the Servicer during the related Collection Period;

(e)   the  aggregate  of  the  Purchase  Prices  received  in  respect  of any
      Mortgage  Loans  that  are  required  or  permitted  to be  repurchased, released,  removed or  substituted by the Seller during or in respect of the related  Collection  Period, to the extent such amounts are received by the Indenture Trustee on or before the related Deposit Date;

(f)   the  amount  of any  Monthly  Advances  made by the  Servicer  for  such
      Payment Date; and

(g)   the  aggregate  of amounts  deposited  in the Note  Account  during such
      Collection  Period in connection  with  redemption of the Notes pursuant to Article X.

      "Bankruptcy  Code":  The Bankruptcy  Reform Act of 1978 (Title 11 of the
United States Code), as amended.

      "Basic Documents":  This Indenture,  the Trust Agreement,  the Servicing
Agreement,  the Mortgage Loan Sale Agreement,  the Mortgage Loan  Contribution
Agreement,   the  Management  Agreement,   the  Insurance  Agreement  and  the
Indemnification Agreement.

      "Beneficial  Owner":  With respect to a Book-Entry  Note, the Person who is the  beneficial  owner  of  such  Note as  reflected  on the  books  of the
Clearing  Agency  for the  Notes or on the  books of a Person  maintaining  an account with such Clearing Agency (directly or as an indirect participant,  in accordance with the rules of such Clearing Agency).

      "Best  Efforts":  Efforts  determined to be in good faith and reasonably diligent by the Person  performing  such efforts,  specifically  the Issuer or the Servicer, as the case may be, in its reasonable  discretion.  Such efforts do not require the Issuer or the  Servicer,  as the case may be, to enter into any litigation,  arbitration or other legal or quasi-legal proceeding,  nor do they  require  the Issuer or the  Servicer,  as the case may be, to advance or expend fees or sums of money in addition  to those  specifically  set forth in this Indenture and the Servicing Agreement.

      "Book-Entry  Notes":  Any Notes  registered  in the name of the Clearing
Agency or its  nominee,  ownership  of which is  reflected on the books of the
Clearing  Agency or on the books of a person  maintaining an account with such
Clearing  Agency  (directly or as an indirect  participant in accordance  with the rules of such Clearing Agency).

      "Book-Entry   Termination":   The   time   at   which   the   book-entry
registration  of  the  Book-Entry  Notes  shall  terminate,  as  specified  in
Section 2.13.

      "Business  Day":  Any day other than (i) a  Saturday or Sunday or (ii) a day that is  either a legal  holiday  or a day on which  the Note  Insurer  is closed or on which banking  institutions  in the State of New York,  the State of North  Carolina,  the state in which the Corporate  Trust Office is located or the State of Delaware are  authorized  or obligated by law,  regulation  or executive order to be closed.

                                          -5-

      "Certificate":  As defined in the Trust Agreement.

      "Certificate Distribution Account":  As defined in the Trust Agreement.

      "Certificateholders":  As defined in the Trust Agreement.

      "Clearing  Agency":  An organization  registered as a "clearing  agency"
pursuant  to  Section 17A  of the  Securities  and  Exchange  Act of 1934,  as
amended, and the regulations of the Commission  thereunder and shall initially be The  Depository  Trust Company of New York, the nominee for which is Cede &
Co.

      "Clearing  Agency  Participants":  The  entities  for whom the  Clearing
Agency  will  maintain   book-entry  records  of  ownership  and  transfer  of
Book-Entry Notes, which may include securities brokers and dealers,  banks and trust companies and clearing corporations and certain other organizations.

      "Closing Date":           , the date of initial issuance of the Notes.

      "Code":  The Internal  Revenue Code of 1986,  as amended,  and as may be further  amended  from  time to  time,  as  successor  statutes  thereto,  and applicable U.S. Department of Treasury  regulations issued pursuant thereto in temporary  or final form and  proposed  regulations  thereunder  to the extent that, by reason of their proposed  effective date,  such proposed  regulations would apply.

      "Collateral":  The items  Granted  to the  Indenture  Trustee  under the
Granting Clause of this Indenture.

      "Collection  Account":  The segregated trust account  established by the
Servicer  and  maintained   pursuant  to   Section 2.02(b)  of  the  Servicing
Agreement.

      "Collection  Period":  As to any Payment Date,  the period  beginning on the first day of the calendar month  immediately  preceding the month in which such Payment Date occurs  (except that, in the case of the first Payment Date, the  related  Collection  Period will  commence  on the Cut-off  Date for each
Mortgage Loan) and ending on the last day of such calendar month.

      "Combined  Loan-to-Value  Ratio":  As defined in the Mortgage  Loan Sale
Agreement.

      "Commission":  The Securities and Exchange  Commission,  as from time to time constituted,  created under the Securities Exchange Act of 1934, or if at any time such  Commission  is not  existing  and  performing  the  duties  now assigned to it under the Trust  Indenture Act, then the body  performing  such duties at such  time  under the Trust  Indenture  Act or  similar  legislation replacing the Trust Indenture Act.

      "Compensating Interest":  As defined in the Servicing Agreement.

                                          -6-

      "Corporate  Trust  Office":   The  principal  office  of  the  Indenture
Trustee at which at any  particular  time its  corporate  trust  business with respect to this Indenture shall be principally  administered,  which office at
the  date  of the  execution  of  this  Indenture  is  located  at           ,
Attention:             Trust  200 - ,  Series  200 - ,  with  a  copy  to  the
Indenture Trustee at          , Attention:            Loan Trust 200_.

      "Cumulative Loss Percentage":  As defined in the Servicing Agreement.

      "Current  Note  Balance":  With  respect  to any  Note as of any date of determination,  the  original  principal  amount of such Note,  reduced by all prior  payments  (including  Insured  Payments),  if any, made with respect to principal of such Note.

      "Custodial  Agreement":  The Custody  Agreement,  dated as of          ,
among the Servicer, the Custodian and the Indenture Trustee.

      "Custodian":  A Person  who is at any time  appointed  by the  Indenture
Trustee  pursuant to  Section 8.13  as a document  custodian  for the Mortgage
Files,  which  Person  shall not be the Issuer or an  Affiliate of the Issuer.
The Custodian shall initially be          .

      "Cut-off Date":           .

      "Default":  Any occurrence  that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Defective  Mortgage  Loan":  Any  Mortgage  Loan that is required to be repurchased or  substituted  by the Seller  pursuant to the Mortgage Loan Sale
Agreement.

      "Deficiency  Amount":  With  respect to the Notes and any Payment  Date,
(A) the  excess,  if any,  of  (i) the  Note  Interest  (net of any Relief Act
Interest Shortfalls and Prepayment Interest  Shortfalls) for such Payment Date over  (ii) funds  on deposit in the Note Account  available to be  distributed therefor on such Payment Date and (B) the Guaranteed Principal Amount.

      "Definitive Notes":  Notes other than Book-Entry Notes.

      "Deleted  Mortgage  Loan": A Mortgage Loan replaced or to be replaced by a Qualified Replacement Mortgage Loan.

      "Delinquency  Amount":  As of  any  Payment  Date,  the  product  of the
Rolling  Delinquency  Percentage  for such Payment Date and the Mortgage Loans as of the average Aggregate  Principal Balance of the Mortgage Loans as of the
immediately preceding three Determination Dates.

      "Delinquency  Percentage":  For any  Payment  Date,  the  rolling  three month average of the fraction,  expressed as a percentage,  (i) the  numerator of  which  is  the  aggregate  of the  Principal  Balances  as of the  related
Determination   Date  of  all  Mortgage  Loans  that  were  90  or  more  days contractually  delinquent,  in  foreclosure,  REO  Property  or for  which the related  Mortgagor  was in a bankruptcy  proceeding  and the related  Mortgage
Loan was 90 or more days contractually  delinquent or paying a reduced Monthly
Payment  as a  result  of a  bankruptcy  workout  as of  end  of  the  related
Collection  Period and the  denominator  of which is the  Aggregate  Principal
Balance of all Mortgage Loans as of the related Determination Date.

                                          -7-

      "Deposit  Date":  The date each  month on which  funds on deposit in the
Collection  Account are remitted by the Servicer to the Indenture  Trustee for deposit  into the Note  Account,  which  date  shall  be with  respect  to any
Payment Date, the 18th day of the month in which such Payment Date occurs,  or the next succeeding Business Day, if such 18th day is not a Business Day.

      "Depositor":  Wachovia Mortgage Loan Trust, LLC.

      "Determination  Date":  As to any Payment Date,  the last day of the Due
Period relating to such Payment Date.

      "Due Period":  With respect to any Payment Date,  the period  commencing on the second day of the calendar  month  immediately  preceding  the calendar month in which  such  Payment  Date  occurs  (or,  with  respect  to the first
Payment Date,  commencing the day following the Cut-off Date for each Mortgage
Loan) and ending on the first day of the calendar  month in which such Payment
Date occurs.

      "Eligible  Account":   Either  (A)  a  segregated  account  or  accounts
maintained  with an institution  the deposits of which are insured by the Bank
Insurance  Fund or the Savings  Association  Insurance  Fund of the FDIC,  the
unsecured and uncollateralized  debt obligations of which shall be rated "   "
or better by [Rating  Agency]  and "   " or better by [Rating  Agency]  and in
the highest  short term  rating  category  by [Rating  Agencies],  and that is either (i) a federal  savings and loan  association  duly  organized,  validly existing  and in  good  standing  under  the  federal  banking  laws,  (ii) an institution  duly organized,  validly  existing and in good standing under the applicable  banking laws of any state,  (iii) a national  banking  association duly  organized,  validly  existing  and in good  standing  under the  federal banking  laws,  (iv) a  principal  subsidiary  of a bank holding  company,  or
(v) which  is approved in writing by the Note  Insurer or (B) a trust  account maintained  with  the  trust  department  of  a  federal  or  state  chartered depository  institution  or trust  company,  having capital and surplus of not less than  $50,000,000,  acting in its fiduciary  capacity,  the unsecured and
uncollateralized  debt  obligations of which shall be rated "   " or better by
[Rating Agency].  Any Eligible Accounts  maintained with the Indenture Trustee shall conform to the preceding clause (B).

      "Event of Default":  As defined in Section 5.01.

      "Excess  Cash":  With  respect  to any  Payment  Date,  will be equal to
Available  Funds for such Payment Date,  reduced by the sum of (i) the  amount payable  to the PMI  Insurer as premium  for such  Payment  Date under the PMI
Policy,  (ii) the Note Insurer Premium owing to the Note Insurer in respect of the Notes for such  Payment  Date,  (iii) the  Note  Interest for such Payment
Date,  (iv) the  Monthly  Principal  for such Payment Date and (v) the  amount owing to the Note Insurer under the Insurance  Agreement for reimbursement for prior  draws  made on the  Insurance  Policy in  respect  of the Notes and any other  amounts  owing  to the  Note  Insurer  under  the  Insurance  Agreement
(including any unpaid Note Insurer Premiums in respect of the Notes).

      "Excess Cash Payment".  As defined in clause fourth of Section 8.02(c).

                                          -8-

      "FDIC":  The Federal  Deposit  Insurance  Corporation and its successors in interest.

      "Final  Certification":  A certification  as to the completeness of each
Mortgage File  prepared by the  Custodian on behalf of the Indenture  Trustee, and provided by the Indenture  Trustee on or before the first  anniversary  of the Closing Date pursuant to Section 6.15(b).

      "Final Maturity Date":  The Payment Date in November  2030.

      "Fiscal Agent":  As defined in the Insurance Policy.

      "Full  Prepayment":  With respect to any Mortgage Loan,  when any one of the  following  occurs:  (i) payment  is made by the Mortgagor to the Servicer of 100% of the outstanding  principal balance of such Mortgage Loan,  together with all accrued and unpaid interest thereon at the Mortgage  Interest Rate on such  Mortgage  Loan,  (ii) payment  is made to the  Indenture  Trustee of the
Purchase  Price of such Mortgage Loan in connection  with the purchase of such
Mortgage  Loan by the Seller or the Servicer or  (iii) payment  is made to the
Servicer  of all  Insurance  Proceeds  and  Liquidation  Proceeds,  and  other payments,  if any,  that have been  determined  by the Servicer in  accordance with the provisions of the Servicing Agreement to be finally  recoverable,  in the Servicer's reasonable judgment, in respect of such Mortgage Loan.

      "Grant":  To  assign,  transfer,  mortgage,  pledge,  create and grant a security  interest in,  deposit,  set-over and confirm.  A Grant of a Mortgage
Loan and  related  Mortgage  Files,  a  Permitted  Investment,  the  Servicing
Agreement,  the Mortgage Loan Sale Agreement,  the Mortgage Loan  Contribution
Agreement,  or any other  instrument  shall  include  all  rights,  powers and options  (but  none of the  obligations)  of the  Granting  party  thereunder, including,  without  limitation,  the immediate and continuing  right to claim for,  collect,  receive and give receipts for principal and interest  payments thereunder,  insurance proceeds,  Purchase Prices and all other moneys payable thereunder  and all proceeds  thereof,  to give and receive  notices and other communications,  to make waivers or other  agreements,  to exercise all rights and  options,  to  bring  Proceedings  in the  name of the  Granting  party or otherwise,  and generally to do and receive  anything that the Granting  party is or may be entitled to do or receive thereunder or with respect thereto.

      "Guaranteed  Principal  Amount":  (a) With  respect to any Payment  Date
(other  than  Payment  Date  specified  in  (b)),  the   Overcollateralization
Deficit,  if any, for such Payment Date and (b) on the earlier to occur of the
Payment Date in December,  2030 (after giving effect to all  distributions  of principal on the Notes) or the  Redemption  Date (after  giving  effect to all distribution of principal on the Notes), an amount equal to the Note Balance.

      "Highest Lawful Rate":  As defined in Section 11.19.

      "Indemnification Agreement":  As defined in the Insurance Agreement.

      "Indenture":  This  instrument as originally  executed and, if from time to time supplemented or amended by one or more indentures  supplemental hereto entered into pursuant to the applicable  provisions hereof, as so supplemented or amended.  All  references  in this  instrument  to  designated  "Articles",
"Sections",  "Subsections"  and  other  subdivisions  are  to  the  designated
Articles,  Sections,  Subsections and other subdivisions of this instrument as originally  executed.  The words  "herein",  "hereof",  "hereunder"  and other words of  similar  import  refer to this  Indenture  as a whole and not to any particular Article, Section, Subsection or other subdivision.

                                          -9-

      "Indenture   Trustee":         ,   and  any  Person  resulting  from  or
surviving  any  consolidation  or  merger  to which it may be a party  until a successor  Person  shall have  become the  Indenture  Trustee  pursuant to the applicable  provisions of this Indenture,  and thereafter  "Indenture Trustee"
shall mean such successor Person.

      "Indenture  Trustee's  Fee":  With respect to the Notes,  the  Indenture
Trustee's  monthly  fee,  equal  to  1/12th  of           %  of the  Aggregate
Principal  Balance of the Mortgage Loans as of the first day of the applicable
Due Period.

      "Independent":  When used with respect to any  specified  Person,  means such a Person  who  (i) is in fact  independent  of the  Issuer  and any other obligor upon the Notes,  (ii) does not have any direct  financial  interest or any material  indirect  financial  interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other  obligor,  and (iii) is not  connected  with the  Issuer  or any such  other  obligor  as an  officer,
employee,  promoter,   underwriter,   trustee,  partner,  director  or  person
performing  similar  functions.  Whenever  it  is  herein  provided  that  any
Independent  Person's  opinion  or  certificate  shall  be  furnished  to  the
Indenture Trustee,  such Person shall be appointed by an Issuer Order and such opinion or  certificate  shall state that the signer has read this  definition and that the signer is Independent within the meaning hereof.

      "Individual   Note":  A  Note  of  an  original   principal   amount  of
$          (provided,  however, one Note may be less than that amount); a Note
of an original  principal amount in excess of $          shall be deemed to be
a number of Individual  Notes equal to the quotient  obtained by dividing such
original principal amount by $         .

      "Initial  Certification":  A  certification  as to the  completeness  of each  Mortgage  File  prepared  by the  Custodian  on behalf of the  Indenture
Trustee  and  provided  by the  Custodian  on the  Closing  Date  pursuant  to
Section 6.15(a).

      "Initial   Redemption  Date":  The  first  Payment  Date  on  which  the aggregate Note Balance is less than 10% of the Original Note Balance.

      "Insurance Agreement":  The Insurance and Indemnity Agreement,  dated as
of           ,  among  the  Note  Insurer,  the  Issuer,  the  Seller  and the
Depositor.

      "Insurance  Policy":  The note guaranty  insurance policy No.          ,
dated          ,  issued by the Note Insurer to the Indenture  Trustee for the benefit of the  Noteholders,  pursuant  to which the Note  Insurer  guarantees payment of Insured  Payments.  A specimen of the Insurance  Policy is attached hereto as Exhibit B.

      "Insurance Policy Payments Account":  The account  established  pursuant to Section 8.03 hereof.

      "Insured  Payments":  As to the Notes and any Payment  Date,  the amount required to be paid by the Note Insurer under the Insurance Policy.

                                          -10-

      "Insurance Proceeds":  As defined in the Servicing Agreement.

      "Interest  Period":  With respect to a Payment Date,  the calendar month immediately preceding the month in which such Payment Date occurs.

      "Issuer":            Loan Trust 200 - , a Delaware statutory trust.

      "Issuer Order" and "Issuer  Request":  A written order or request of the
Issuer  signed on behalf of the Issuer by an  Authorized  Officer of the Owner
Trustee or, in the case of such order or request required by Section 2.11,  by an Authorized  Officer of the holder of the  Certificate  and delivered to the
Indenture Trustee or the Authenticating Agent, as applicable.

      "Letter  Agreement":  The Letter of  Representations  to The  Depository
Trust Company from the Indenture Trustee and the Issuer dated          .

      "Liquidated Mortgage Loan":  As defined in the Servicing Agreement.

      "Liquidation  Date":  With respect to any Mortgage Loan, the date of the final  receipt  of all  Liquidation  Proceeds,  Insurance  Proceeds  or  other payments with respect to such Mortgage Loan.

      "Liquidation Proceeds":  As defined in the Servicing Agreement.

      "Loan-to-Value Ratio":  As defined in the Mortgage Loan Sale Agreement.

      "Management Agreement":  That certain agreement,  dated as of          ,
between the Issuer and the Indenture  Trustee  pursuant to which the Indenture
Trustee, as manager, will perform certain obligations of the Issuer hereunder.

      "Maturity":  With  respect  to any Note,  the date on which  the  entire unpaid  principal  amount of such Note  becomes  due and payable as therein or herein  provided,  whether at the Final  Maturity  Date or by  declaration  of acceleration, call for redemption or otherwise.

      "Monthly Advance":  As defined the Servicing Agreement.

      "Monthly  Payment":  With  respect to any Mortgage  Note,  the amount of each monthly  payment  payable  under such  Mortgage  Note by the Mortgagor in accordance  with its terms,  including,  one month's  accrued  interest on the related Principal  Balance at the then applicable  Mortgage Interest Rate, but net of any  portion of such  monthly  payment  that  represents  late  payment charges,  extension  fees or  collections  allocable to payments to be made by
Mortgagors for payment of insurance premiums or similar items.

      "Monthly  Principal":  For the Notes  and any  Payment  Date,  an amount equal  to (a)  the  aggregate  of  (i) all  scheduled  payments  of  principal received  (or  advanced or to be advanced  on the related  Deposit  Date) with respect to the  Mortgage  Loans and due during the  related Due Period and all other  amounts  collected,  received  or  otherwise  recovered  in  respect of principal on such Mortgage Loans  (including  Principal  Prepayments,  but not including  Payments  Ahead that are not allocable to principal for the related
Due Period) during or in respect of the related  Collection  Period,  (ii) the aggregate of the amounts allocable to principal  deposited in the Note Account on the related Deposit Date by the Issuer, the Depositor,  the Servicer or the
Note  Insurer  in   connection   with  a  repurchase,   release,   removal  or
substitution  of any Mortgage Loans pursuant to this  Indenture,  and (iii) in connection  with the  redemption of the Notes,  that portion of the Redemption
Price  in   respect   of   principal,   reduced  by  (b)  the  amount  of  any
Overcollateralization Surplus and Payment Date.

                                     -11-

      "Monthly Servicing Fee":  As defined in the Servicing Agreement.

      ["Moody's":  Moody's  Investors  Service,  Inc.  and its  successors  in interest.]

      "Mortgage":  The mortgage,  deed of trust or other instrument creating a first  lien on an estate in fee  simple in real  property  securing a Mortgage
Loan.

      "Mortgage File":  As defined in the Mortgage Loan Sale Agreement.

      "Mortgage  Interest Rate":  With respect to each Mortgage Loan, the rate per annum set forth in the related  Mortgage Note at which interest accrues on such Mortgage Loan, in each case after giving effect to any  modification of a
Mortgage  Loan for any  period in  connection  with a  bankruptcy  or  similar proceeding  involving  the  related  Mortgagor  or a  modification,  waiver or amendment  of such  Mortgage  Loan  granted  or agreed to by the  Servicer  in accordance with the Servicing Agreement.

      "Mortgage  Loan":  Each of the mortgage  loans  Granted to the Indenture
Trustee  under this  Indenture as security for the Notes and that from time to time comprise part of the Trust Estate,  including any property that secures a
Mortgage  that  becomes REO  Property.  The  Mortgage  Loans are listed on the
Mortgage Loan Schedule annexed hereto as Schedule I.

      "Mortgage Loan Contribution  Agreement":  That certain agreement,  dated
as of          ,  between the  Depositor and the Issuer  pursuant to which the
Mortgage  Loans  will  be  acquired  from  the  Depositor  by the  Issuer  for inclusion in the Trust Estate.

      "Mortgage  Loan  Pool":  The  pool  of  Mortgage  Loans  Granted  to the
Indenture Trustee under this Indenture as security for the Notes.

      "Mortgage  Loan Sale  Agreement":  That certain  agreement,  dated as of
         ,  between  the  Seller  and the  Depositor  pursuant  to  which  the
Mortgage Loans will be acquired from the Seller by the Depositor.

      "Mortgage  Loan  Schedule":  As of any date,  the  schedule  of mortgage loans included in the Trust Estate,  Schedule I hereto identifies the Mortgage
Loans  being  Granted  to the  Indenture  Trustee  on the  Closing  Date.  The
Mortgage Loan Schedule  shall be amended by the Servicer as  appropriate  from time to time to reflect the deletion  and  substitution  of Mortgage  Loans in accordance with the terms of the Basic  Documents.  The Mortgage Loan Schedule shall  identify each Mortgage Loan by the  Servicer's  loan number and address
(including  the state) of the related  Mortgaged  Property and shall set forth as  to  each  Mortgage  Loan  the  initial  Loan-to-Value  Ratio  or  Combined
Loan-to-Value  Ratio,  the  Principal  Balance  as of the  Cut-off  Date,  the
Mortgage  Interest Rate, the currently  Monthly  Payment amount and the stated
maturity  date of the  related  Mortgage  Note.  The  Issuer  shall  cause the initial  Mortgage Loan Schedule to be delivered by the Seller to the Indenture
Trustee in both physical and computer-readable form.

                                     -12-

      "Mortgage   Note":   The  note  or  other   instrument   evidencing  the
indebtedness of a Mortgagor under the related Mortgage Loan.

      "Mortgaged Property":  The underlying property securing a Mortgage Note.

      "Mortgagor":  The obligor under a Mortgage Note.

      "Net Liquidation Proceeds":  As defined in the Servicing Agreement.

      "Nonrecoverable Advance":  As defined in the Servicing Agreement.

      "Note  Account":  The  segregated  trust  account,  which  shall  be  an
Eligible  Account,  established and maintained  pursuant to  Section 8.02  and
entitled   "         ,   as  Indenture   Trustee  for              Loan  Trust
200 -            Loan Backed Notes,  Series 200 -  Note Account," on behalf of the Noteholders and the Note Insurer.

      "Note  Balance":  With  respect  to  the  Notes,  the  aggregate  of the
Current Note Balances of all Notes Outstanding at the time of determination.

      "Noteholder"   or  "Holder":   The  Person  in  whose  name  a  Note  is
registered  in the Note  Register,  except  that,  solely  for the  purpose of taking any action  under  Section 5.02  or giving of any  consent  pursuant to this  Indenture,  any Note  registered in the name of the Issuer,  the Seller, the Servicer or the Depositor or any Persons  actually  known by a Responsible
Officer  of the  Indenture  Trustee  to be an  Affiliate  of the  Issuer,  the
Seller,  the Servicer or the Depositor  shall be deemed not to be  Outstanding and the percentage  interest evidenced thereby shall not be taken into account
in  determining  whether  Holders  of  the  requisite   percentage   interests
necessary  to take any such  action or effect any such  consent  have acted or consented unless the Issuer,  the Seller,  the Servicer,  the Depositor or any
such Person is an owner of record of all of the Notes.

      "Note Insurer":           ,  a           stock  insurance  company,  and
successors thereto.

      "Note Insurer Premium  Letter":  The commitment  letter dated          ,
from the Note  Insurer to the Seller  regarding  the  issuance  of a financial guaranty insurance policy.

      "Note Insurer  Default":  The existence  and  continuance  of any of the following:

(a)   the Note Insurer  fails to make a payment  required  under the Insurance
      Policy in accordance with its terms;

(b)   the  Note  Insurer  (A) files  any  petition  or  commences  any case or proceeding  under any provision or chapter of the Bankruptcy Code or any other similar  federal or state law relating to insolvency,  bankruptcy, rehabilitation,  liquidation  or  reorganization,  (B) makes  a  general assignment  for the  benefit of its  creditors,  or (C) has an order for relief  entered  against  it  under  the  Bankruptcy  Code or any  other similar  federal  or  state  law  relating  to  insolvency,  bankruptcy,
      rehabilitation,   liquidation  or  reorganization  which  is  final  and
      nonappealable; or

                                     -13-

(c)   a court of competent jurisdiction,  the New York Department of Insurance
      or  other   competent   regulatory   authority   enters   a  final   and
      nonappealable  order,  judgment or decree  (A) appointing  a  custodian, trustee,  agent  or  receiver  for the  Note  Insurer  or for all or any material  portion  of its  property  or  (B) authorizing  the  taking of possession  by a  custodian,  trustee,  agent  or  receiver  of the Note
      Insurer (or the taking of possession  of all or any material  portion of the property of the Note Insurer).

      Notwithstanding  anything to the  contrary  contained  herein,  upon the existence and continuance of a Note Insurer  Default,  the consent by the Note
Insurer  shall not be  required to any action or  inaction  hereunder  and the
Note  Insurer  shall  not have any  rights  with  respect  thereto;  provided, however,  that such rights shall be immediately  reinstated  following cure of such Note Insurer Default.

      "Note  Insurer  Premium":  The premium due to the Note Insurer under the
Note  Insurer  Premium  Letter on the Closing  Date and on each  Payment  Date thereafter,  which  amount  as to each  Payment  Date  shall  be  equal to the product  of the  Note  Insurer  Premium  Rate  and the  related  Note  Balance immediately prior to such Payment Date.

      "Note Insurer  Premium Rate":  The premium  percentage  specified in the
Note Insurer Premium Letter.

      "Note  Interest":  As to the Notes and any Payment  Date,  the amount of interest  payable to Holders of such Notes on such Payment Date,  which amount shall be equal to  interest  at 1/12th of the Note  Interest  Rate on the Note
Balance as of the preceding  Payment Date (after giving effect to the payment, if any,  in  reduction  of  principal  made on such  Notes  on such  preceding
Payment Date).  All  calculations of interest on the Notes will be computed on the basis of twelve thirty-day months and a year of 360 days.

      "Note  Interest  Rate":  With respect to each  Interest  Period prior to
the Initial  Redemption  Date,           %  per annum,  and for each  Interest
Period thereafter, ______% per annum.

      "Note Register":  As defined in Section 2.06.

      "Note Registrar":  As defined in Section 2.06.

      "Notes":  The           Loan Trust 200 -  Mortgage Backed Notes,  Series
200 - , issued pursuant to this Indenture.

      "Notice  of  Claim":   The  notice  required  to  be  furnished  by  the
Indenture  Trustee  to the Note  Insurer  in the event an  Insured  Payment is required to be paid under the  Insurance  Policy  with  respect to any Payment
Date, in the form set forth as Exhibit C hereto.

      "Officers'  Certificate":  A  certificate  signed by the Chairman of the
Board, the Vice Chairman of the Board, the President,  Chief Operating Officer
or a Vice  President  of the Seller,  the  Depositor,  the Servicer or, in the
case of the Issuer,  an Authorized  Officer of the Owner Trustee,  as the case may be, and  delivered to the Indenture  Trustee,  Note Insurer or each Rating
Agency, as the case may be.

                                     -14-

      "Opinion  of  Counsel":   A  written   opinion  of  counsel   reasonably
acceptable to the Indenture Trustee and, in the case of opinions  delivered to the  Note  Insurer,  reasonably  acceptable  to it.  Any  expense  related  to obtaining  an Opinion of Counsel for an action  requested  by a party shall be borne by the party  required to obtain  such  opinion or seeking to effect the action that  requires the delivery of such Opinion of Counsel,  except in such instances  where such opinion is at the request of the Indenture  Trustee,  in which case such expense shall be an expense of the Servicer.

      "Original Note Balance":  The aggregate  principal  balance of the Notes
at the issue date thereof, equal to $         .

      "Other  Insurance   Policies":   All  insurance  policies  insuring  any
Mortgage  Loan  or  Mortgaged  Property,  to  the  extent  the  Issuer  or the
Indenture Trustee has any interest therein, including the PMI Policy.

      "Outstanding":  As of the date of  determination,  all Notes theretofore authenticated and delivered under this Indenture except:

(i)   Definitive  Notes   theretofore   canceled  by  the  Note  Registrar  or
      delivered to the Note Registrar for cancellation;

(ii)  Notes or portions  thereof for whose payment or redemption  money in the necessary  amount  has been  theretofore  deposited  with the  Indenture
      Trustee or any Paying  Agent  (other  than the  Issuer) in trust for the
      Holders of such Notes;  provided,  however, that if such Notes are to be redeemed,  notice of such  redemption  has been duly given  pursuant  to this  Indenture or provision  therefor,  satisfactory  to the  Indenture
      Trustee, has been made;

(iii) Notes  in  exchange  for or in lieu  of  which  other  Notes  have  been authenticated  and  delivered  pursuant to this  Indenture  unless proof satisfactory  to the Indenture  Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform  Commercial
      Code of the applicable jurisdiction); and

(iv)  Notes  alleged  to have been  destroyed,  lost or stolen  that have been paid as provided for in Section 2.07;

                  provided,  however,  that in determining whether the Holders
            of  the   requisite   percentage   of  the  Note  Balance  of  the
            Outstanding Notes have given any request,  demand,  authorization, direction,  notice,  consent or waiver  hereunder,  Notes owned by the Issuer,  any other  obligor upon the Notes or any Affiliate of the Issuer,  the Seller,  the  Servicer or the  Depositor  or such
            other  obligor  shall  be   disregarded   and  deemed  not  to  be
            Outstanding,  except that,  in  determining  whether the Indenture
            Trustee  shall be  protected  in  relying  upon any such  request, demand, authorization,  direction, notice, consent or waiver, only
            Notes that the Indenture  Trustee knows to be so owned shall be so disregarded.  Notes so owned that have been  pledged in good faith may be regarded as Outstanding  if the pledgee  establishes to the satisfaction  of the Indenture  Trustee the pledgee's  right so to act with  respect  to such  Notes and that the  pledgee is not the
            Issuer,  any other  obligor upon the Notes or any Affiliate of the
            Issuer,  the Seller,  the Servicer or the  Depositor or such other obligor;  provided,  further,  however,  that Notes that have been paid with the proceeds of the Insurance  Policy shall be deemed to be Outstanding  for the purposes of this  Indenture,  such payment to be  evidenced  by written  notice from the Note  Insurer to the
            Indenture  Trustee,  and the Note  Insurer  shall be deemed to the
            Holder  thereof to the extent of any payments  thereon made by the
            Note Insurer.

                                     -15-

      "Overcollateralization  Amount":  As to any Payment Date, the amount, if any, by which (x) the Aggregate  Principal Balance of the Mortgage Loans as of
the end of the  related  Due  Period  exceeds  (y) the Note  Balance  for such
Payment Date, after taking into account Monthly  Principal  (disregarding  any
permitted   reduction   thereof   in  such   Monthly   Principal   due  to  an
Overcollateralization  Surplus  made on such  Payment  Date) to be  applied in reduction  of the  Note  Balance  on  such  Payment  Date.  If  the  Aggregate
Principal  Balance of the  Mortgage  Loans is less than the Note  Balance  for such Payment Date,  determined as provided  above,  the  Overcollateralization
Amount and Payment Date shall be zero.

      "Overcollateralization  Deficiency Amount":  With respect to any Payment
Date is the  amount,  if any,  by  which  the  Required  Overcollateralization
Amount exceeds the Overcollateralization Amount.

      "Overcollateralization  Deficit":  As to any Payment  Date,  the amount, if any, by which the Note  Balance on such  Payment  Date  (after  taking into account any  payments to be paid on such Payment Date in reduction of the Note
Balance,  including  Excess Cash  payments)  exceeds the  Aggregate  Principal
Balance of the  Mortgage  Loans as of the end of the related  Due  Period.  If the Aggregate  Principal Balance of the Mortgage Loans as determined  pursuant to the  preceding  sentence is greater  than the related Note Balance for such
Payment Date determined as provided above, the  Overcollateralization  Deficit for such Payment Date shall be zero.

      "Overcollateralization  Surplus":  As to any Payment  Date,  the amount, if any, by which (x) the related  Overcollateralization Amount on such Payment
Date  exceeds (y) the related  Required  Overcollateralization  Amount on such
Payment Date.

      "Owner  Trustee":         ,  not in its individual capacity,  but solely
as owner trustee under the Trust  Agreement,  and any successor  owner trustee thereunder.

      "Owner  Trustee Fee":  The fee payable to the Owner Trustee  pursuant to the Trust Agreement.

      "Paying  Agent":   The  Indenture   Trustee  or  any  other   depository
institution  or trust  company that is  authorized  by the Issuer  pursuant to
Section 3.03  to pay the  principal of, or interest on, any Notes on behalf of the Issuer,  which agent, if not the Indenture  Trustee,  shall have signed an instrument  agreeing to be bound by the terms of this Indenture  applicable to the Paying Agent.

                                     -16-

      "Payment Ahead":  As defined in the Servicing Agreement.

      "Payment  Date":  The      day of each  month or, if any such day is not
a  Business  Day,  the  Business  Day  immediately  following  such       day,
beginning          .

      "Payment   Date   Statement":   The  statement   prepared   pursuant  to
Section 2.08(d)  with respect to  collection  on or in respect of the Mortgage
Loans and other  assets of the Trust  Estate and  payments on or in respect of the Notes,  based upon the  information  contained in the Servicer  Remittance
Report  prepared  pursuant to the  Servicing  Agreement  and setting forth the following  information  with  respect to each  Payment Date (to the extent the
Servicer has made such  information  (other than the information  described in clause (ii),  (iii),  (iv),  (v) and (xv) below)  available  to the  Indenture
Trustee):

(i)   the  amount of such  payment to  Noteholders  allocable  to  (x) Monthly
      Principal  (separately setting forth Principal  Prepayments) and (y) any principal payments made pursuant to Section 8.02(c)(vi) hereof;

(ii)  the amount of such payment to Noteholders allocable to Note Interest;

(iii) the  Note  Balance,  after  giving  effect  to the  payment  of  Monthly
      Principal    and   any    principal    payment    made    pursuant    to
      Section 8.02(c)(vi)  hereof  applied to reduce such Note Balance on such
      Payment Date;

(iv)  the Aggregate  Principal  Balance of the Mortgage Loans as of the end of
      the related Due Period;

(v)   the amount of Monthly  Advances  made with  respect to such Payment Date and the aggregate amount of unreimbursed  Monthly Advances and Servicing
      Advances, if any;

(vi)  the number and  aggregate of the  Principal  Balances of Mortgage  Loans
      (including the Principal  Balances of all Mortgage Loans in foreclosure)
      contractually  delinquent (i) one month, (ii) two months and (iii) three or more months, as of the end of the related Collection Period;

(vii) the number and  aggregate  of the  Principal  Balances  of the  Mortgage
      Loans in  foreclosure or subject to other similar  proceedings,  and the number and aggregate of the Principal  Balance of Mortgage  Loans and in
      the aggregate,  the Mortgagor of which is known by the Servicer to be in bankruptcy as of the end of the related  Collection  Period and the book value of any real estate acquired through  foreclosure,  grant of a deed in lieu of foreclosure or other similar  proceedings  during the related
      Collection Period;

(viii)      the  aggregate of the  Principal  Balances of the  Mortgage  Loans
      repurchased  by the  Seller or  purchased  by the  Servicer,  separately setting forth the aggregate of the Principal  Balances of Mortgage Loans
      and  in  the  aggregate   delinquent  for  three   consecutive   monthly
      installments  purchased  by the  Servicer at its option  pursuant to the
      Servicing Agreement;

                                     -17-

(ix)  the amount of any Insured Payments for such Payment Date;

(x)   the  aggregate  amount of the Monthly  Servicing Fee paid to or retained by the Servicer for the related Collection Period;

(xi)  the   Overcollateralization   Amount,   the  then  applicable   Required
      Overcollateralization  Amount,  the  Overcollateralization  Surplus,  if
      any,  and the  Overcollateralization  Deficit,  if any,  with respect to such Payment Date;

(xii) the  aggregate  Principal  Balance  of  the  three  largest  outstanding
      Mortgage Loans as of the related Determination Date;

(xiii)      the  aggregate  amount of  Realized  Losses  incurred  during  the related  Collection  Period and the cumulative amount of Realized Losses since the Cut-off Date;

(xiv) the amount of premium due to the PMI Insurer under the PMI Policy;

(xv)  the  Delinquency  Percentage and the Rolling Loss Percentage (as defined in the Servicing Agreement) relating to such Payment Date; and

(xvi) the number of Mortgage Loan  modifications  made by the Servicer  during the Collection  Period and the type of modification made with respect to each such Mortgage Loan.

In  the  case  of  information   furnished   pursuant  to  subclauses  (i) and
(ii) above,  the amounts shall be expressed as a dollar amount per  Individual
Note.

      "Percentage   Interest":   With  respect  to  a  Note,   the   undivided
percentage  interest  (carried  to eight  places  rounded  down)  obtained  by dividing the  original  principal  balance of such Note by the  Original  Note
Balance and multiplying the result by 100.

      "Permitted  Investments":  One or  more  of the  following  obligations, instruments and securities:

(a)   direct general  obligations of, or obligations  fully guaranteed by, the
      United States of America,  the Federal Home Loan  Mortgage  Corporation,
      Federal National  Mortgage  Corporation,  the Federal Home Loan Banks or
      any  agency or  instrumentality  of the United  States of America  rated
      "         " or higher by [Rating  Agency],  the obligations of which are backed by the full faith and credit of the United States of America;

(b)   (i) demand and time deposits in,  certificates  of deposit of,  banker's
      acceptances   issued  by,  or  federal  funds  sold  by  any  depository institution  or trust company  (including  the Indenture  Trustee or its agent acting in their  respective  commercial  capacities)  incorporated under the laws of the United  States of America or any state thereof and
      subject  to  supervision   and   examination  by  federal  and/or  state
      authorities,  so long as, at the time of such  investment or contractual commitment  providing for such investment,  such depository  institution or trust company or its ultimate parent has a short-term  uninsured debt rating in one of the two highest  available rating categories of [Rating
      Agency] and of [Rating  Agency] and provided  that each such  investment has an  original  maturity of no more than 365 days and  (ii) any  other demand or time deposit or deposit which is fully insured by the FDIC;

                                     -18-

(c)   repurchase  obligations  with a term not to exceed 30 days with  respect to any security  described in  clause (a)  above and entered into with a depository  institution or trust company  (acting as a principal)  rated
      "         "  or higher by  [Rating  Agency]  and  rated  "         "  or
      higher  by  [Rating   Agency];   provided,   however,   that  collateral
      transferred  pursuant to such repurchase  obligation must be of the type described in  clause (a)  above and must (i) be  valued daily at current market price plus accrued interest,  (ii) pursuant to such valuation, be equal,  at all times,  to 105% of the cash  transferred by the Indenture
      Trustee in exchange for such  collateral  and (iii) be  delivered to the
      Indenture  Trustee  or,  if  the  Indenture  Trustee  is  supplying  the collateral,  an agent for the Indenture Trustee,  in such a manner as to accomplish  perfection  of a  security  interest  in the  collateral  by possession of certified securities.

(d)   securities  bearing  interest  or  sold  at a  discount  issued  by  any corporation  incorporated under the laws of the United States of America or any state thereof which has a long-term  unsecured debt rating in the highest  available rating category of each of the Rating Agencies at the time of such investment;

(e)   commercial  paper having an original  maturity of less than 365 days and issued by an  institution  having a short-term  unsecured debt rating in the highest  available rating category of each of the Rating Agencies at the time of such investment;

(f)   a  guaranteed  investment  contract  approved  by  each  of  the  Rating
      Agencies  and the Note  Insurer  and issued by an  insurance  company or other  corporation  having a  long-term  unsecured  debt  rating  in the highest  available rating category of each of the Rating Agencies at the time of such investment;

(g)   money market funds having  ratings in the two highest  available  rating category of [Rating Agency] and one of the two highest  available rating categories  of  [Rating  Agency]  at the time of such  investment  which invest only in other Permitted  Investments (any such money market funds which  provide  for  demand  withdrawals  being  conclusively  deemed to satisfy any maturity  requirements  for Permitted  Investments set forth herein)  including  money market funds of the Indenture  Trustee and any such funds that are managed by the Indenture  Trustee or its  affiliates or which  Indenture  Trustee or any affiliate acts as advisor as long as such money market funds satisfy the criteria of this  subparagraph  (g);
      and

                                     -19-

(h)   any  investment  approved  in writing by the Note  Insurer  and  written evidence that any such  investment  will not result in a downgrading  or withdrawal of the rating by each Rating Agency on the Notes.

      The  Indenture  Trustee  may  purchase  from  or sell  to  itself  or an affiliate,  as principal or agent,  the  Permitted  Investments  listed above.
All Permitted  Investments  in a trust  account  under the Indenture  shall be made in the name of the Indenture  Trustee for the benefit of the  Noteholders and the Note Insurer.

      "Person":  Any  individual,   corporation,  limited  liability  company,
partnership,  joint venture, association joint-stock company, trust (including any  beneficiary  thereof),  unincorporated  organization or government or any agency or political subdivision thereof.

      "PMI  Insurer":            ,   a  monoline  private   insurance  company
organized  and  created  under  the  laws of the  State of           ,  or its
successors in interest.

      "PMI  Mortgage  Loans":  The list of Mortgage  Loans  insured by the PMI
Insurer attached hereto as Exhibit D.

      "PMI Policy":  The Primary  Mortgage  Insurance  Policy (No.           )
with respect to the PMI Mortgage Loans and all endorsements  thereto dated the
Closing Date, issued by the PMI Insurer.

      "Predecessor   Notes":  With  respect  to  any  particular  Note,  every
previous Note  evidencing  all or a portion of the same debt as that evidenced by such  particular  Note; and, for the purpose of this  definition,  any Note authenticated  and delivered under  Section 2.07 in lieu of a lost,  destroyed or  stolen  Note  shall be  deemed  to  evidence  the same  debt as the  lost, destroyed or stolen Note.

      "Preference Claim":  As defined in Section 8.03(g) of this Indenture.

      "Prepayment  Interest  Shortfall":  With respect to any Mortgage Loan as to which a prepayment  in whole or in part was  received by the Servicer  from the related  Mortgagor  during a  Collection  Period,  an amount  equal to the difference  between (1) 30 days' interest at the Mortgage Interest Rate on the
Principal   Balance  of  such  Mortgage  Loan   (immediately   prior  to  such
prepayment) and (2) the amount of interest actually  collected by the Servicer on such Mortgage Loan during the related Due Period.

      "Prepayment  Premium":  With  respect  to  any  Collection  Period,  any prepayment  premium,  penalty or charge  payable by a Mortgagor in  connection with any Principal  Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

      "Principal  Balance":  As to any  Mortgage  Loan  and any  Determination
Date,  the  actual  outstanding  principal  amount  thereof as of the close of business on the Determination  Date in the preceding month (or, in the case of the first  Payment  Date,  as of the  Cut-off  Date)  less  (i) all  scheduled payments of  principal  received or advanced (or to be advanced on the related
Deposit  Date) with  respect to the  Mortgage  Loan and due during the related
Due Period and all other amounts  collected,  received or otherwise  recovered
in  respect  of   principal  on  the  Mortgage   Loan   (including   Principal
Prepayments,  but not  including  Payments  Ahead  that are not  allocable  to principal  for the  related  Due  Period)  during or in respect of the related
Collection  Period,  Net  Liquidation  Proceeds and Trust  Insurance  Proceeds
allocable  to principal  recovered  or  collected in respect of such  Mortgage
Loan during the related  Collection  Period,  (ii) the portion of the Purchase
Price  allocable  to principal to be remitted by the Seller or the Servicer to the  Indenture  Trustee on or prior to the related  Deposit Date in connection with a repurchase  of such  Mortgage  Loan  pursuant to the Mortgage Loan Sale
Agreement,  the Servicing Agreement or Section 8.05 hereof, to the extent such amount is actually  remitted on or prior to such Deposit  Date,  and (iii) the amount to be  remitted by the Seller to the  Indenture  Trustee on the related
Deposit Date in  connection  with a  substitution  of a Qualified  Replacement
Mortgage  Loan for such  Mortgage  Loan  pursuant  to the  Mortgage  Loan Sale
Agreement  and  Section 8.05  hereof,  to the extent  such  amount is actually remitted on or prior to such Deposit Date;  provided,  however,  that Mortgage
Loans  that  have  become  Liquidated  Mortgage  Loans  since  the  end of the preceding  Determination  Date  (or,  in the case of the  first  Determination
Date,  since the Cut-off  Date) will be deemed to have a Principal  Balance of zero on the current Determination Date.

                                     -20-

      "Principal  Prepayment":  As to any Mortgage Loan and Collection Period,
any payment by a Mortgagor  or other  recovery  in respect of  principal  on a
Mortgage  Loan  (including  Net  Liquidation   Proceeds  and  Trust  Insurance
Proceeds)  that,  in the case of a payment  by a  Mortgagor,  is  received  in advance of its scheduled due date and is not a Payment Ahead.

      "Proceeding":  Any suit in equity,  action at law or other  judicial  or administrative proceeding.

      "Purchase  Price":  With  respect to any  Defective  Mortgage  Loan,  an amount  equal to (i) the sum of (A) the  Principal  Balance of such  Defective
Mortgage  Loan  as of the  beginning  of the Due  Period  next  preceding  the
Deposit Date on which such  repurchase  or purchase is required to occur,  (B)
interest  computed at the applicable  Mortgage Interest Rate on such Principal
Balance from the date to which  interest was last paid by the Mortgagor to the last day of the Due Period  immediately  preceding  the Deposit  Date on which such repurchase  occurs and (C) any previously  unreimbursed  Monthly Advances with  respect to principal  and  Servicing  Advances  made on or in respect of such  Defective  Mortgage  Loan,  less  (ii) any  payments  of  principal  and interest in respect of such  Defective  Mortgage  Loan made by or on behalf of the related  Mortgagor  during such Due Period.  With respect to any Qualified
Replacement  Mortgage Loan, the amount remitted by the Seller to the Indenture
Trustee  on or  prior  to the  Deposit  Date  relating  to a  Payment  Date in connection  with a substitution  of such Qualified  Replacement  Mortgage Loan for  a  Mortgage  Loan  pursuant  to  the  Mortgage  Loan  Sale  Agreement  or
Section 8.05 hereof.

      "Qualified   Replacement   Mortgage  Loan":  A  Mortgage  Loan  that  is
substituted for a Deleted  Mortgage Loan pursuant to  Section 8.05  that must, at the  end of the  Due  Period  preceding  the  date  of  such  substitution,
(i) have an outstanding  principal balance (when taken together with any other
Qualified  Replacement  Mortgage  Loan  being  substituted  for  such  Deleted
Mortgage Loan),  not in excess of and not  substantially  less than the unpaid principal  balance of the Deleted  Mortgage  Loan at the end of the Due Period
preceding  the date of  substitution,  (ii) be  of the same  type of  Mortgage
Interest Rate (i.e.  fixed or adjustable) and have the Mortgage  Interest Rate not less than the Mortgage  Interest Rate on the Deleted  Mortgage Loan,  and,
with respect to Mortgage Loans which have an adjustable  Mortgage  Rate,  have maximum rates, minimum rates, margin indices,  gross margins, and caps no more than  1%  greater  than or less  than  those  of the  Deleted  Mortgage  Loan,
(iii) have  a remaining  term to maturity  not greater than (and not more than
one  year  less  than)  that  of  the  Deleted  Mortgage  Loan,   (iv) have  a
Loan-to-Value  Ratio or  Combined  Loan-to-Value  Ratio equal to or lower than the  Loan-to-Value  Ratio  or  Combined  Loan-to-Value  Ratio  of the  Deleted
Mortgage  Loan,  (v) have  the same or better  lien  priority  as the  Deleted
Mortgage  Loan,   (vi) comply  as  of  the  date  of  substitution  with  each representation  and warranty set forth in  Section 4(b)  and  Exhibit B of the
Mortgage Loan Sale  Agreement,  (vii) have the same or better property type as the Deleted  Mortgage Loan,  (viii) have the same or better  occupancy  status and (ix) be otherwise  acceptable to the Note  Insurer.  In the event that one or more mortgage loans are proposed to be substituted  for one or more Deleted
Mortgage Loans,  the foregoing tests may be met on a weighted average basis or other  aggregate  basis  acceptable  to the  Note  Insurer,  except  that  the requirements of clauses (v), (vi),  (vii) and  (viii) hereof must be satisfied as to each Qualified Replacement Mortgage Loan.

                                     -21-

      "Rating  Agencies":   [Rating  Agency]  and  [Rating  Agency]  (each,  a
"Rating  Agency").  If  any  such  agency  or a  successor  is  no  longer  in existence,  "Rating  Agency" shall be such nationally  recognized  statistical credit rating agency, or other comparable Person,  designated by the Servicer, notice of which designation shall be given to the Indenture Trustee.

      "Realized Loss":  As defined in the Servicing Agreement.

      "Record  Date":  With respect to any Payment Date, the date on which the
Persons  entitled to receive any  payment of  principal  of or interest on any
Notes (or notice of a payment in full of  principal)  due and  payable on such
Payment  Date  are  determined;  such  date  shall be the  last  Business  Day preceding  such Payment Date or, with respect to  Definitive  Notes,  the last
Business  Day of the month  preceding  the month of such  Payment  Date.  With respect to a vote of  Noteholders  required or allowed  hereunder,  the Record
Date  shall be the later of (i) 30  days  prior to the first  solicitation  of consents or (ii) the date of the most recent list of Noteholders  furnished to the Indenture Trustee pursuant to Section 7.01(a) prior to such solicitation.

      "Redemption  Date":  With  respect to the Notes,  the Payment  Date,  if any, on which the Notes are  redeemed  pursuant to Article X hereof which date may occur on or after the Initial Redemption Date.

      "Redemption  Price":  With  respect to any Note to be  redeemed in whole or in part,  an amount  equal to 100% of the Current  Note Balance of the Note to be so redeemed,  together  with accrued and unpaid  interest on such amount at the Note Interest Rate.

      "Relief Act":  The  Soldiers' and Sailors'  Civil Relief Act of 1940, as
amended.

      "Relief Act Interest  Shortfall":  With respect to any Payment Date, for any  Mortgage  Loan to which  there  has been a  reduction  in the  amount  of interest  collectible  thereon  for the most  recently  ended Due  Period as a result of the application of the Relief Act, the amount by which  (i) interest collectible  on such Mortgage Loan during such Due Period is less than (ii) 30 days' at the Mortgage  Interest Rate on the Principal Balance of such Mortgage
Loan before giving effect to the application of the Relief Act.

                                     -22-

      "Remittable Funds":  As defined in the Servicing Agreement.

      "REO Property":  As defined in the Servicing Agreement.

      "Representative":           .

      "Required  Overcollateralization  Amount":  Means  with  respect  to the
Notes:

(a)   for any Payment  Date on which the Step Down  Trigger is not  occurring,
      the greater of:  (i)         %  of the  Aggregate  Principal  Balance of
      the  Mortgage  Loans as of the  Cut-off  Date and (ii) either (A) if the
      Step  Up  Rolling  Delinquency  Test  is met on such  Payment  Date  but neither the Step Up Rolling  Loss Test nor the Step Up  Cumulative  Loss
      Test is met on such Payment  Date,     % of the  Delinquency  Amount for
      such  Payment Date or (B) if either the Step Up Rolling Loss Test or the
      Step Up Cumulative  Loss Test is met on such Payment  Date,     % of the
      Delinquency Amount for such Payment Date.

(b)   for any Payment  Date on which the Step Down  Trigger is  occurring  the
      greatest  of (i)  the  lesser  of (A)     % of the  Aggregate  Principal
      Balance  of the  Mortgage  Loans  as of the  Cut-off  Date  and  (B) the
      Stepped Down  Required  Overcollateralized  Percentage  of the Aggregate
      Principal  Balance of the Mortgage  Loans as of the  Determination  Date
      relating to such  Payment  Date,  (ii) either (A) if the Step Up Rolling
      Delinquency  Test is met as such  Payment  Date but  neither the Step Up
      Rolling  Loss Test nor the Step Up  Cumulative  Loss Test is met on such
      Payment Date,     % of the  Delinquency  Amount for such Payment Date or
      (B) if either  the Step Up Rolling  Loss Test or the Step Up  Cumulative
      Loss Test is met on such Payment Date,     % of the  Delinquency  Amount
      for such Payment Date,  (iii)   % of the Aggregate  Principal Balance of
      the  Mortgage  Loans as of the  Cut-Off  Date and  (iv) three  times the
      Principal Balance of the largest Mortgage Loan then outstanding.

(c)   provided,  however,  for any  Payment  Date on which  the Step Up Claims
      Denial  Test  is  met,   the   Required   Overcollateralization   Amount
      determined pursuant to clause (a) or (b) above, as applicable,  shall be
      increased  by an amount  equal to the product of    % and the  Aggregate
      Principal Balance of the Mortgage Loans as of the Cut-Off Date.

      The Note  Insurer  may,  in its sole  discretion,  at the request of the holders  of 50% or more  of the  ownership  interests  of the  Issuer,  modify clause (a), (b) or (c) above.

      "Required  Payment  Amount":  With  respect to the Notes and any Payment
Date,  the Note  Interest  (net of any  Relief  Act  Interest  Shortfalls  and
Prepayment  Interest  Shortfalls) for such Payment Date plus the amount of any
Overcollateralization Deficit for such Payment Date.

      "Responsible  Officer":  With  respect  to the  Indenture  Trustee,  the chairman  or  vice-chairman  of  the  board  of  directors,  the  chairman  or vice-chairman  of the  executive  committee  of the  board of  directors,  the president,  any vice president,  any assistant vice president,  the secretary, any assistant secretary,  the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer,  the  controller,  any assistant
controller  or  any  other  officer  of  the  Indenture  Trustee   customarily
performing   functions  similar  to  those  performed  by  any  of  the  above designated  officers and also,  with respect to a particular  corporate  trust matter,  any other  officer  to whom such  matter is  referred  because of his knowledge of and familiarity with the particular subject.

                                     -23-

      "Rolling   Delinquency   Percentage":   As  defined  in  the   Servicing
Agreement.

      "Rolling Loss Percentage":  As defined in the Servicing Agreement.

      "Sale":  The meaning specified in Section 5.17.

      "Seller":           .

      "Servicer":  With respect to any Mortgage Loan,           ,  a
corporation,  as Servicer  under the  Servicing  Agreement,  and its permitted
successors  and  assigns   thereunder,   including  any  successor   servicers
appointed pursuant to Section 6.02 of the Servicing Agreement.

      "Servicer Remittance Report":  As defined in the Servicing Agreement.

      "Servicing Advance":  As defined in the Servicing Agreement.

      "Servicing Agreement":  The Servicing Agreement,  dated as of          ,
among the  Issuer,  the  Servicer  and the  Indenture  Trustee,  as  indenture trustee,  providing,  among other  things,  for the  servicing of the Mortgage
Loans, as such agreement may be amended or  supplemented  from time to time as permitted  hereby and  thereby.  Such term shall also  include  any  servicing agreement entered into with a successor servicer.

      "Servicing Fee Rate":           % per annum.

      ["S&P":   Standard  &  Poor's  Rating   Services,   a  Division  of  The
McGraw-Hill Companies, Inc., and its successors in interest.]

      "Step Down  Cumulative  Loss Test":  The Step Down  Cumulative Loss Test
will be met  with  respect  to a  Payment  Date as  follows:  (i) for  the
through the     Payment  Dates,  if the  Cumulative  Loss  Percentage for such
Payment Date is    % or less;  (ii) for the     through the     Payment Dates,
if the  Cumulative  Loss  Percentage  for such  Payment  Date is    % or less;
(iii) for  the     through  the      Payment  Dates,  if the  Cumulative  Loss
Percentage  for such  Payment  Date is    % or less;  and (iv) for any Payment
Date after the      Payment Date, if the Cumulative  Loss  Percentage for such
Payment Date is     % or less.

      "Step  Down   Rolling   Delinquency   Test":   The  Step  Down   Rolling
Delinquency  Test will be met with  respect to a Payment  Date if the  Rolling
Delinquency Percentage for such Payment Date is     % or less.

                                     -24-

      "Step Down Rolling  Loss Test":  The Step Down Rolling Loss Test will be met with  respect to a Payment  Date if the Rolling  Loss  Percentage  is less
than     %.

      "Step Down  Trigger":  For any Payment Date after the      Payment Date,
the Step Down Trigger will have  occurred if each of the Step Down  Cumulative
Loss Test,  the Step Down Rolling  Delinquency  Test and the Step Down Rolling
Loss Test is met.  In no event  will the Step Down  Trigger  be deemed to have
occurred for the      Payment Date or any preceding Payment Date.

      "Stepped Down Required Overcollateralized  Percentage":  For any Payment
Date for which the Step Down Trigger has occurred,  a percentage  equal to the
greater of (x)     % and (y) (i) the percentage equivalent of a fraction,  the numerator  of which is the  Overcolleralization  Amount as of the  immediately preceding  Payment  Date  and  the  denominator  of  which  is  the  Aggregate
Principal  Balance of the Mortgage Loans and REO Properties as of such Payment
Date,  minus (ii) the  percentage  equivalent of a fraction,  the numerator of which is the product of (A) the  percentage  calculated under clause (i) above
minus     % multiplied by (B) the number of consecutive  Payment Dates through
and   including   the  Payment  Date  for  which  the  Stepped  Down  Required
Overcollateralized  Percentage  is being  calculated,  up to a maximum of six, for which the Step Down Trigger has occurred,  and the denominator of which is six.

      "Step Up Claims  Denial  Test":  The Step Up Claims  Denial Test will be met  if  either  of the  following  events  occurs  (i)  the  PMI  Insurer  is downgraded  below "  " by [Rating  Agency]  or  [Rating  Agency],  or (ii) the
cumulative  claims  denials for any 12-months  preceding a Payment Date exceed
    % of the Aggregate  Principal Balance of the Mortgage Loans covered by the
PMI Policy at the beginning of such 12-month period.

      "Step Up Cumulative  Loss Test":  The Step Up Cumulative  Loss Test will
be met with respect to a Payment Date as follows:  (i) for the     through the
     Payment Dates,  if the Cumulative  Loss  Percentage for such Payment Date
is more than     %;  (ii) for the      through the      Payment Dates,  if the
Cumulative  Loss  Percentage  for  such  Payment  Date  is  more  than      %;
(iii) for  the      through the      Payment  Dates,  if the  Cumulative  Loss
Percentage  for  such  Payment  Date is more  than      %;  (iv) for  the
through the      Payment  Dates,  if the Cumulative  Loss  Percentage for such
Payment  Date is more than     %;  and (v) for the       Payment  Date and any
Payment Date  thereafter,  if the Cumulative  Loss Percentage for such Payment
Date is more than     %.

      "Step Up Rolling  Delinquency  Test":  The Step Up  Rolling  Delinquency
Test will be met with  respect to a Payment  Date if the  Rolling  Delinquency
Percentage for such Payment Date is more than     %.

      "Step Up Rolling  Loss Test":  The Step Up Rolling Loss Test will be met with respect to a Payment Date, if the Rolling Loss  Percentage is equal to or
more than     %.

      "Transition Expenses":  As defined in the Servicing Agreement.

      "Trust  Agreement":  That certain Deposit Trust  Agreement,  dated as of
                 200 ,    among   the    Depositor,    the   Owner    Trustee,
                            and the Servicer.

                                     -25-

      "Trust Estate":  All money,  instruments  and other property  subject or intended  to be subject to the lien of this  Indenture  for the benefit of the
Noteholders  and  the  Note  Insurer  as of any  particular  time  (including, without  limitation,  all  property  and  interests  Granted to the  Indenture
Trustee, including all proceeds thereof).

      "Trust  Indenture Act" or "TIA":  The Trust Indenture Act of 1939, as it
may be amended from time to time.

      "Trust Insurance Proceeds":  As defined in the Servicing Agreement.

      "Trust  Paying  Agent":  The  entity  appointed  to act as paying  agent pursuant to the Trust  Agreement  with respect to amounts on deposit from time to time in the Certificate  Distribution Account and distributions  thereof to
Certificateholders.      The     initial     Trust     Paying     Agent     is
                                  .

      "U.S.  Bankruptcy Code" shall mean the United States Bankruptcy Code, 11
U.S.C. Sections 101, et seq., as amended or supplemented from time to time.

      "Vice  President":  Any vice  president,  whether or not designated by a number or a word or words added before or after the title "vice president".

                                  ARTICLE II

                                  THE NOTES

Section 2.01.     Forms Generally.

      The Notes  shall be in  substantially  the form set  forth on  Exhibit A attached  hereto.  Each Note may have such letters,  numbers or other marks of identification  and such  legends  or  endorsements  placed  thereon as may be required  to comply  with the rules of any  securities  exchange  on which the
Notes may be listed, or as may,  consistently  herewith,  be determined by the
Issuer,  as evidenced  by its  execution  thereof.  Any portion of the text of any  Note  may be set  forth  on  the  reverse  thereof  with  an  appropriate reference on the face of the Note.

      The  Definitive  Notes may be produced in any manner  determined  by the
Issuer, as evidenced by its execution thereof.

Section 2.02.     Forms of Certificate of Authentication.

      The form of the Authenticating  Agent's certificate of authentication is as follows:

      This is one of the Notes referred to in the within-mentioned Indenture.

                              [Authentication Agent], as Authenticating Agent

                              By:____________________________________________
                                 Authorized Signatory

                                     -26-

Section 2.03.     General Provisions With Respect to Principal and Interest
Payment.

      The Notes shall be designated  generally as the "Mortgage  Backed Notes,
Series 200 - " of the Issuer.

      The aggregate  principal amount of Notes that may be  authenticated  and
delivered  under this  Indenture is limited to  $                ,  except for
the Notes  authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections  2.06,  2.07, or
9.06 of this  Indenture.  The Notes shall  consist of one class  designated as
Class         ,  having  a Note  Interest  Rate  and  Final  Maturity  Date as
follows:

   Designation       Original Note      Note Interest Rate   Final Maturity Date
                         Balance

                                                 %

      The Notes shall be issued in the form specified in Section 2.01.

      Subject to the provisions of  Section 3.01,  Section 5.07,  Section 5.09
and  Section 8.02(d),   the  principal  of  the  Notes  shall  be  payable  in
installments  ending no later than the Final  Maturity  Date unless the unpaid principal  of  such  Notes  become  due  and  payable  at an  earlier  date by declaration of acceleration or call for redemption or otherwise.

      All  payments  made with  respect to any Note shall be applied  first to the  interest  then due and  payable  on such  Note and then to the  principal thereof.  All  computations  of interest  accrued on any Note shall be made on the basis of a year of 360 days and twelve 30-day months.

      Interest  on the Notes  shall  accrue at the Note  Interest  Rate during each Interest Period on the Current Note Balance of each  Outstanding  Note at the end of such Interest  Period.  Interest  accrued during an Interest Period shall be payable on the next following Payment Date.

      All  payments of  principal of and interest on any Note shall be made in the manner specified in Section 2.

      Notwithstanding  any  of  the  foregoing   provisions  with  respect  to
payments of principal  of and interest on the Notes,  if the Notes have become or been  declared  due and  payable  following  an Event of  Default  and such acceleration  of maturity and its  consequences  have not been  rescinded  and annulled,  then  payments of  principal  of and interest on the Notes shall be made in accordance with Section 5.07.

Section 2.04.     Denominations.

      The Notes  shall be  issuable  only as  registered  Notes in the minimum
denomination  of  $         and  integral  multiples  of  $         in  excess
thereof,  with the  exception  of one Note  which  may be  issued  in a lesser amount.

                                     -27-

Section 2.05.     Execution, Authentication, Delivery and Dating.

      The Notes  shall be  executed  on behalf of the Issuer by an  Authorized
Officer of the Owner  Trustee.  The  signature of such  Authorized  Officer of the Owner Trustee on the Notes may be manual or by facsimile.

      Notes  bearing the manual or facsimile  signature of an  individual  who was at any time an  Authorized  Officer  of the Owner  Trustee  shall bind the
Issuer,  notwithstanding  that such  individual has ceased to be an Authorized
Officer of the Owner Trustee prior to the  authentication and delivery of such
Notes or was not an  Authorized  Officer  of the Owner  Trustee at the date of such Notes.

      At any time and from time to time after the  execution  and  delivery of this Indenture,  the Issuer may deliver Notes executed on behalf of the Issuer to the Authenticating  Agent for authentication;  and the Authenticating Agent shall  authenticate  and deliver such Notes as in this Indenture  provided and not otherwise.

      Each Note  authenticated  on the Closing Date shall be dated the Closing
Date.  All other Notes that are  authenticated  after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

      No Note shall be  entitled  to any benefit  under this  Indenture  or be valid or  obligatory  for any  purpose,  unless  there  appears on such Note a certificate of  authentication  substantially  in the form provided for herein executed by the  Authenticating  Agent by the manual  signature  of one of its authorized officers or employees,  and such certificate upon any Note shall be conclusive  evidence,  and the only  evidence,  that  such  Note has been duly authenticated and delivered hereunder.

Section 2.06.     Registration, Registration of Transfer and Exchange.

      The Issuer shall cause to be kept a register  (the "Note  Register")  in which, subject to such reasonable regulations as it may prescribe,  the Issuer shall provide for the  registration of Notes and the registration of transfers
of  Notes.  The  Indenture   Trustee  is  hereby  initially   appointed  "Note
Registrar"  for the purpose of  registering  Notes and  transfers  of Notes as herein  provided.  The  Indenture  Trustee  shall  remain  the Note  Registrar throughout the term hereof.  Upon any  resignation  of the Indenture  Trustee, the Issuer shall promptly  appoint a successor,  with the approval of the Note
Insurer,  or, in the absence of such appointment,  the Issuer shall assume the duties of Note Registrar.

      Upon  surrender for  registration  of transfer of any Note at the office or agency of the Issuer to be  maintained  as  provided in  Section 3.02,  the
Owner Trustee on behalf of the Issuer,  shall execute,  and the Authenticating
Agent  shall  authenticate  and  deliver,   in  the  name  of  the  designated
transferee  or   transferees,   one  or  more  new  Notes  of  any  authorized
denominations and of a like aggregate principal amount.

      At the option of the Holder,  Notes may be exchanged  for other Notes of any  authorized  denominations,  and of a  like  aggregate  initial  principal amount,  upon  surrender  of the  Notes  to be  exchanged  at such  office  or agency.  Whenever  any  Notes  are so  surrendered  for  exchange,  the  Owner
Trustee shall execute,  and the  Authenticating  Agent shall  authenticate and deliver,  the Notes that the  Noteholder  making the  exchange  is entitled to receive.

                                     -28-

      All Notes issued upon any  registration of transfer or exchange of Notes shall be the valid  obligations  of the Issuer,  evidencing the same debt, and entitled to the same benefits under this Indenture,  as the Notes  surrendered upon such registration of transfer or exchange.

      Every Note  presented or  surrendered  for  registration  of transfer or exchange shall be duly endorsed,  or be accompanied by a written instrument of transfer  in form  satisfactory  to the Note  Registrar  duly  executed by the
Holder thereof or its attorney duly authorized in writing.

      No service  charge  shall be made for any  registration  of  transfer or exchange of Notes,  but the Issuer and the Note Registrar may require  payment of a sum  sufficient to cover any tax or other  governmental  charge as may be imposed in connection with any  registration of transfer or exchange of Notes, other than exchanges  pursuant to  Section 2.07  not involving any transfer or any exchange made by the Note Insurer.

      The Note Registrar  shall not register the transfer of a Note unless the
Note  Registrar has received a  representation  letter from the  transferee to the effect that either  (i) the  transferee  is not, and is not  acquiring the
Note on behalf of or with the assets  of, an  employee  benefit  plan or other retirement  plan or  arrangement  that is subject  to Title I of the  Employee
Retirement  Income  Security Act or 1974, as amended,  or  Section 4975 of the
Code or (ii)   the  acquisition  and  holding  of the  Note by the  transferee qualifies  for  exemptive  relief  under  a  Department  of  Labor  Prohibited
Transaction  Class Exemption.  Each  Beneficial  Owner  of a  Book-Entry  Note
shall be deemed to make one of the foregoing representations.

Section 2.07.     Mutilated, Destroyed, Lost or Stolen Notes.

      If (1) any mutilated  Note is  surrendered  to the Note Registrar or the
Note Registrar receives evidence to its satisfaction of the destruction,  loss or theft of any Note,  and (2) there is delivered to the Note  Registrar  such security or  indemnity  as may be required by the Note  Registrar to save each of the Issuer, the Note Insurer and the Note Registrar harmless,  then, in the absence of notice to the Issuer or the Note  Registrar that such Note has been acquired by a bona fide  purchaser,  the Owner Trustee on behalf of the Issuer shall execute and upon its request the Note Registrar shall  authenticate  and deliver, in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen  Note,  a new Note or Notes of the same  tenor  and  aggregate  initial principal  amount  bearing a number  not  contemporaneously  outstanding.  If, after the  delivery of such new Note,  a bona fide  purchaser  of the original
Note in lieu of which  such new Note was  issued  presents  for  payment  such original Note, the Issuer and the Note Registrar  shall be entitled to recover such new Note from the person to whom it was  delivered  or any person  taking therefrom,  except a bona fide  purchaser,  and shall be  entitled  to recover upon the  security or indemnity  provided  therefor to the extent of any loss, damage,  cost or  expenses  incurred  by the Issuer or the Note  Registrar  in connection therewith.  If any such mutilated,  destroyed,  lost or stolen Note shall have become or shall be about to become due and  payable,  or shall have become  subject to  redemption  in full,  instead  of issuing a new Note,  the
Issuer may pay such Note without surrender thereof,  except that any mutilated
Note shall be surrendered.

                                     -29-

      Upon the issuance of any new Note under this Section,  the Issuer or the
Note  Registrar  may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other  reasonable  expenses  (including the fees and expenses of the Indenture
Trustee or the Note Registrar) connected therewith.

      Every  new  Note  issued   pursuant  to  this  Section in  lieu  of  any
destroyed,  lost or  stolen  Note  shall  constitute  an  original  additional contractual  obligation of the Issuer,  whether or not the destroyed,  lost or stolen Note shall be at any time enforceable by anyone,  and shall be entitled to all the benefits of this  Indenture  equally and  proportionately  with any and all other Notes duly issued hereunder.

      The provisions of this Section are  exclusive and shall preclude (to the extent  lawful) all other rights and remedies with respect to the  replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.08.     Payments of Principal and Interest.

(a)   Payments  on Notes  issued  as  Book-Entry  Notes  will be made by or on behalf of the  Indenture  Trustee to the Clearing  Agency or its nominee.  Any installment of interest or principal  payable on any Definitive  Notes that is punctually  paid or duly provided for by the Issuer on the applicable  Payment
Date  shall be paid to the  Person  in whose  name  such  Note (or one or more
Predecessor  Notes) is  registered at the close of business on the Record Date for such Payment Date by either  (i) check  mailed to such Person's address as it appears in the Note  Register on such Record Date, or (ii) by wire transfer of  immediately  available  funds  to the  account  of a  Noteholder,  if such
Noteholder (A) is the registered  holder of Definitive Notes having an initial principal  amount of at least  $1,000,000  and (B) has provided the  Indenture
Trustee with wiring  instructions  in writing by five  Business  Days prior to the related  Record  Date or has  provided  the  Indenture  Trustee  with such instructions for any previous Payment Date,  except for the final  installment of principal  payable with respect to such Note (or the  Redemption  Price for any Note called for  redemption,  if such redemption will result in payment of the then entire unpaid principal amount of such Note),  which shall be payable as  provided  in  subsection (b)  below  of  this  Section 2.08.  A fee may be charged by the Indenture  Trustee to a Noteholder of Definitive  Notes for any
payment made by wire  transfer.  Any  installment of interest or principal not punctually  paid or duly  provided  for shall be  payable as soon as funds are available to the Indenture  Trustee for payment  thereof,  or if  Section 5.07 applies, pursuant to Section 5.07.

(b)   All  reductions  in the  principal  amount  of a Note  (or  one or  more
Predecessor  Notes)  effected by payments of installments of principal made on any  Payment  Date shall be binding  upon all  Holders of such Note and of any
Note issued upon the registration of transfer thereof or in exchange  therefor or in lieu  thereof,  whether or not such  payment is noted on such Note.  The final  installment of principal of each Note  (including the Redemption  Price of any Note called for optional  redemption,  if such optional redemption will result in payment of the entire  unpaid  principal  amount of such Note) shall be  payable  only upon  presentation  and  surrender  thereof  on or after the
Payment Date therefor at the Indenture  Trustee's  presenting  office  located within the United States of America pursuant to Section 3.02.

                                     -30-

      Whenever the Indenture  Trustee expects that the entire remaining unpaid principal  amount of any Note will become due and payable on the next  Payment
Date other than pursuant to a redemption  pursuant to Article X, it shall,  no later than two days prior to such  Payment  Date,  telecopy or hand deliver to each Person in whose name a Note to be so retired is  registered  at the close of business on such  otherwise  applicable  Record Date a notice to the effect that:

(i)   the Indenture  Trustee  expects that funds  sufficient to pay such final installment  will be available in the Note Account on such Payment Date;
      and

(ii)  if such funds are available,  (A) such final installment will be payable on such Payment Date, but only upon  presentation  and surrender of such
      Note at the office or agency of the Note  Registrar  maintained for such purpose  pursuant  to  Section 3.02  (the  address of which shall be set forth in such  notice)  and (B) no  interest  shall  accrue on such Note after such Payment Date.

      A copy of such form of notice  shall be sent to the Note  Insurer by the
Indenture Trustee.

      Notices  in  connection  with  redemptions  of Notes  shall be mailed to
Noteholders in accordance with Section 10.02.

(c)   Subject  to  the  foregoing  provisions  of  this  Section,   each  Note
delivered  under  this  Indenture  upon  registration  of  transfer  of  or in exchange  for or in lieu of any other  Note  shall  carry the rights to unpaid principal  and  interest  that were  carried  by such other  Note.  Any checks
mailed  pursuant  to   subsection (a)   of  this   Section 2.08  and  returned
undelivered shall be held in accordance with Section 3.03.

(d)   Each Payment Date Statement,  prepared by the Indenture Trustee based on the Servicer  Remittance Report delivered to the Indenture Trustee pursuant to the Servicing  Agreement,  shall be made available via the Indenture Trustee's internet  website  and its  fax-on-demand  service  to the Note  Insurer,  the
Rating  Agencies,  the Owner  Trustee,  the  Underwriters  (as  defined in the
Insurance  Agreement) and each Noteholder as the statement  required  pursuant to  Section 8.06.  Noteholders  that are unable to use the above  distribution options are  entitled to have a paper copy mailed to them via first class mail
by calling the customer  service  desk at                      and  indicating
such.  Neither  the  Indenture  Trustee  nor the Paying  Agent  shall have any responsibility to recalculate,  verify or recompute  information  contained in any such tape,  electronic  data file or disk or any such Servicer  Remittance
Report except to the extent  necessary to satisfy all  obligations  under this
Section 2.08(d) and under Article III of the Servicing Agreement.

      Within  90 days  after  the end of each  calendar  year,  the  Indenture
Trustee  will be required to furnish to each person who at any time during the calendar  year was a  Noteholder,  if requested  in writing by such person,  a statement  containing the information set forth in subclauses  (i) and (ii) in the definition of "Payment Date Statement,"  aggregated for such calendar year or the applicable  portion  thereof during which such person was a Noteholder.
Such  obligation  will be deemed to have been  satisfied  to the  extent  that substantially  comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

                                     -31-

Section 2.09.     Persons Deemed Owner.

      Prior to due presentment  for  registration of transfer of any Note, the
Issuer,  the  Indenture  Trustee,  any Paying Agent and any other agent of the
Issuer,  the Note  Insurer or the  Indenture  Trustee  may treat the Person in whose  name any  Note is  registered  as the  owner of such  Note  (a) on  the applicable Record Date for the purpose of receiving  payments of the principal of and interest on such Note and (b) on any other date for all other  purposes whatsoever,  and neither the Issuer, the Indenture  Trustee,  any Paying Agent
nor any other agent of the Issuer,  the Note Insurer or the Indenture  Trustee
shall be affected by notice to the contrary.

Section 2.10.     Cancellation.

      All Notes  surrendered for payment,  registration of transfer,  exchange or  redemption  shall,  if  surrendered  to any  Person  other  than  the Note
Registrar,  be delivered to the Note Registrar and shall be promptly  canceled by  it.  The  Issuer  may at any  time  deliver  to  the  Note  Registrar  for cancellation any Note previously  authenticated and delivered  hereunder which the  Issuer  may have  acquired  in any  manner  whatsoever,  and all Notes so delivered  shall be promptly  canceled by the Note  Registrar.  No Notes shall be  authenticated in lieu of or in exchange for any Notes canceled as provided in  this  Section,  except  as  expressly  permitted  by this  Indenture.  All canceled Notes held by the Note Registrar  shall be held by the Note Registrar in  accordance  with its standard  retention  policy,  unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

Section 2.11.     Authentication and Delivery of Notes.

      The  Notes  shall be  executed  by an  Authorized  Officer  of the Owner
Trustee on behalf of the Issuer and delivered to the Authenticating  Agent for authentication,  and thereupon the same shall be  authenticated  and delivered by the  Authenticating  Agent,  upon Issuer  Request  and upon  receipt by the
Authenticating Agent of all of the following:

(a)   An Issuer Order authorizing the execution,  authentication  and delivery of the Notes and specifying the Final Maturity Date, the principal  amount and the Note  Interest  Rate (or the manner in which such Note Interest Rate is to be determined) of such Notes to be authenticated and delivered.

(b)   An  Issuer  Order   authorizing  the  execution  and  delivery  of  this
Indenture.

(c)   One or more Opinions of Counsel  addressed to the  Authenticating  Agent and the Note  Insurer  or upon  which  the  Authenticating  Agent and the Note
Insurer is expressly  permitted to rely,  complying with the  requirements  of
Section 11.01,   reasonably   satisfactory   in  form  and  substance  to  the
Authenticating Agent and the Note Insurer.

      In rendering  the  opinions set forth above,  such counsel may rely upon officer's  certificates of the Issuer, the Owner Trustee, the Servicer and the
Indenture  Trustee,  without  independent  confirmation or  verification  with respect to  factual  matters  relevant  to such  opinions.  In  rendering  the opinions set forth  above,  such counsel need express no opinion as to (A) the existence  of,  or  the  priority  of the  security  interest  created  by the
Indenture  against,  any liens or other  interests  that arise by operation of law and that do not  require  any  filing or  similar  action in order to take priority  over a  perfected  security  interest  or (B)  the  priority  of the security  interest created by this Indenture with respect to any claim or lien in favor  of the  United  States  or any  agency  or  instrumentality  thereof
(including  federal tax liens and liens arising under Title IV of the Employee
Retirement Income Security Act of 1974).

                                     -32-

      The  acceptability  to the  Note  Insurer  of  the  Opinion  of  Counsel
delivered  to the  Indenture  Trustee and the Note Insurer at the Closing Date
shall be  conclusively  evidenced  by the  delivery on the Closing Date of the
Insurance Policy.

(d)   Pursuant  to  the   authorization   of  the   Depositor,   an  Officers'
Certificate of the Issuer  complying with the  requirements  of  Section 11.01 and stating that:

(i)   the Issuer is not in Default  under this  Indenture  and the issuance of the Notes will not result in any breach of any of the terms,  conditions
      or  provisions  of,  or  constitute  a  default   under,   the  Issuer's
      Certificate of Trust or any indenture,  mortgage, deed of trust or other agreement  or  instrument  to which the Issuer is a party or by which it is bound, or any order of any court or administrative  agency entered in any  proceeding  to which  the  Issuer  is a party or by which it may be bound or to which it may be subject,  and that all conditions  precedent provided in this Indenture  relating to the  authentication and delivery of the Notes have been complied with;

(ii)  the  Issuer is the owner of each  Mortgage  Loan,  free and clear of any lien,  security  interest or charge,  has not  assigned  any interest or participation  in any such  Mortgage  Loan (or, if any such  interest or participation  has  been  assigned,  it has been  released)  and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

(iii) the  information  set forth in the Mortgage  Loan  Schedule  attached as
      Schedule I to this Indenture is correct;

(iv)  the Issuer has Granted to the Indenture Trustee all of its right,  title and interest in each Mortgage Loan;

(v)   as of the Closing Date, no lien in favor of the United States  described in  Section 6321  of the Code,  or lien in favor of the Pension  Benefit
      Guaranty  Corporation  described  in  Section 4068(a)  of  the  Employee
      Retirement  Income  Security Act of 1974, as amended,  has been filed as described  in  subsections  6323(f)  and  6323(g)  of the Code  upon any property belonging to the Issuer; and

(vi)  attached  thereto is a true and correct  copy of letters  signed by each
      Rating Agency  confirming  that the Notes have been rated in the highest rating category of such Rating Agency.

(e)   An executed counterpart of the Servicing Agreement.

(f)   An executed counterpart of the Mortgage Loan Sale Agreement.

(g)   An executed counterpart of the Mortgage Loan Contribution Agreement.

                                     -33-

(h)   An executed counterpart of the Trust Agreement.

Section 2.12.     Book-Entry Note.

      The Notes will be issued  initially as one or more  certificates  in the name of the  Cede & Co.,  as  nominee  for  the  Clearing  Agency  maintaining book-entry  records with respect to ownership and transfer of such Notes,  and
held  by  the  Clearing   Agency  or,   pursuant  to  the  Clearing   Agency's
instructions  on behalf of the Clearing  Agency,  deposited with the Indenture
Trustee,  and  registration  of the Notes may not be  transferred  by the Note
Registrar  except  upon  Book-Entry  Termination.   In  such  case,  the  Note
Registrar  shall  deal  with the  Clearing  Agency as  representatives  of the
Beneficial  Owners of such  Notes for  purposes  of  exercising  the rights of
Noteholders  hereunder.  Each  payment  of  principal  of  and  interest  on a
Book-Entry Note shall be paid to the Clearing  Agency,  which shall credit the amount of such  payments to the accounts of its Clearing  Agency  Participants in accordance with its normal  procedures.  Each Clearing  Agency  Participant shall be responsible for disbursing such payments to the Beneficial  Owners of the  Book-Entry  Notes that it represents  and to each indirect  participating brokerage  firm (a  "brokerage  firm" or  "indirect  participating  firm") for which  it  acts as  agent.  Each  brokerage  firm  shall  be  responsible  for disbursing  funds to the  Beneficial  Owners of the  Book-Entry  Notes that it represents.  All  such  credits  and  disbursements  are  to be  made  by  the
Clearing  Agency and the Clearing  Agency  Participants in accordance with the provisions of the Notes.  None of the Indenture  Trustee,  the Note Registrar,
if any, the Issuer,  or any Paying  Agent or the Note  Insurer  shall have any responsibility  therefor  except as  otherwise  provided  by  applicable  law.
Requests and directions from, and votes of, such representatives  shall not be deemed  to be  inconsistent  if  they  are  made  with  respect  to  different
Beneficial Owners.

Section 2.13.     Termination of Book Entry System.

(a)   The book-entry  system  through the Clearing  Agency with respect to the
Book-Entry Notes may be terminated upon the happening of any of the following:

(i)   The  Clearing  Agency  advises the  Indenture  Trustee that the Clearing
      Agency  is  no  longer  willing  or  able  to  discharge   properly  its
      responsibilities  as nominee and  depositary  with  respect to the Notes and the  Indenture  Trustee  is unable to locate a  qualified  successor clearing agency satisfactory to the Issuer;

(ii)  The Issuer,  in its sole discretion,  elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

(iii) After  the  occurrence  of an  Event  of  Default  (at  which  time  the
      Indenture  Trustee shall use all reasonable  efforts to promptly  notify each  Beneficial  Owner  through  the  Clearing  Agency of such Event of
      Default),  the Beneficial Owners of no less than 51% of the Note Balance of the  Book-Entry  Notes  advise  the  Indenture  Trustee  in  writing, through  the  related  Clearing  Agency  Participants  and the  Clearing
      Agency,  that  the  continuation  of a  book-entry  system  through  the
      Clearing  Agency to the exclusion of any  Definitive  Notes being issued to any  person  other  than the  Clearing  Agency or its  nominee  is no longer in the best interests of the Beneficial Owners.

                                     -34-

(b)   Upon the occurrence of any event described in subsection (a)  above, the
Indenture  Trustee shall use all  reasonable  efforts to notify all Beneficial
Owners,  through the Clearing  Agency,  of the occurrence of such event and of the  availability  of Definitive  Notes to Beneficial  Owners  requesting  the same, in an aggregate Current Note Balance  representing the interest of each,
making  such   adjustments   and  allowances  as  it  may  find  necessary  or
appropriate  as  to  accrued  interest  and  previous  calls  for  redemption.
Definitive Notes shall be issued only upon surrender to the Indenture  Trustee of the  global  Note  by the  Clearing  Agency,  accompanied  by  registration instructions  for the Definitive  Notes.  Neither the Issuer nor the Indenture
Trustee  shall be liable for any delay in  delivery of such  instructions  and may  conclusively  rely on,  and  shall  be  protected  in  relying  on,  such instructions.  Upon issuance of the Definitive  Notes,  all references  herein to  obligations  imposed upon or to be performed by the Clearing  Agency shall cease to be applicable and the provisions  relating to Definitive  Notes shall be applicable.

                                 ARTICLE III

                                  COVENANTS

Section 3.01.     Payment of Notes.

      The  Issuer  will  pay or  cause  to be duly  and  punctually  paid  the principal of, and interest on, the Notes in  accordance  with the terms of the
Notes and this Indenture.  The Notes shall be non-recourse  obligations of the
Issuer and shall be limited in right of payment to amounts  available from the
Trust Estate as provided in this  Indenture and the Issuer shall not otherwise be liable for  payments on the Notes.  No person  shall be  personally  liable for any  amounts  payable  under the  Notes.  If any other  provision  of this
Indenture  conflicts  or is deemed to  conflict  with the  provisions  of this
Section 3.01, the provisions of this Section 3.01 shall control.

Section 3.02.     Maintenance of Office or Agency.

      The Issuer  will cause the Note  Registrar  to  maintain  its  corporate trust office at a location where Notes may be surrendered for  registration of transfer or exchange,  and where  notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

      The Issuer may also from time to time at its own expense  designate  one or more other  offices or agencies  within the United  States of America where the Notes may be presented  or  surrendered  for any or all such  purposes and may from  time to time  rescind  such  designations;  provided,  however,  any designation  of an office or agency for  payment of Notes  shall be subject to
Section 3.03.  The Issuer will give  prompt  written  notice to the  Indenture
Trustee and the Note Insurer of any such  designation or rescission and of any change in the location of any such other office or agency.

Section 3.03.     Money for Note Payments to Be Held In Trust.

      All  payments of amounts due and payable  with respect to any Notes that are to be made  from  amounts  withdrawn  from the Note  Account  pursuant  to
Section 8.02(c)  or Section 5.07  shall be made on behalf of the Issuer by the
Paying Agent,  and no amounts so withdrawn  from the Note Account for payments of Notes shall be paid over to the Issuer  under any  circumstances  except as provided in this Section 3.03 or in Section 5.07 or Section 8.02.

                                     -35-

      With  respect to  Definitive  Notes,  if the Issuer  shall have a Paying
Agent that is not also the Note Registrar,  such Note Registrar shall furnish, no later than the fifth  calendar day after each Record Date, a list,  in such form as such Paying Agent may reasonably  require,  of the names and addresses of the  Holders  of Notes and of the number of  Individual  Notes held by each such Holder.

      Whenever the Issuer  shall have a Paying Agent other than the  Indenture
Trustee,  it will, on or before the Business Day next  preceding  each Payment
Date  direct  the  Indenture  Trustee  to deposit  with such  Paying  Agent an aggregate  sum  sufficient to pay the amounts then becoming due (to the extent funds are then  available for such purpose in the Note  Account),  such sum to be held in trust for the benefit of the Persons entitled  thereto.  Any moneys deposited  with a Paying  Agent in excess of an amount  sufficient  to pay the amounts then  becoming due on the Notes with respect to which such deposit was made  shall,  upon  Issuer  Order,  be paid over by such  Paying  Agent to the
Indenture Trustee for application in accordance with Article VIII.

      Subject to the prior  consent  of the Note  Insurer,  any  Paying  Agent other than the  Indenture  Trustee may be appointed by Issuer Order and at the expense of the Issuer.  The Issuer  shall not appoint any Paying  Agent (other than the Indenture  Trustee) that is not, at the time of such  appointment,  a depository  institution or trust company whose  obligations would be Permitted
Investments  pursuant to  clause (c) of the  definition of the term  Permitted
Investments.   The  Issuer  will  cause  each  Paying  Agent  other  than  the
Indenture  Trustee  to  execute  and  deliver  to  the  Indenture  Trustee  an instrument in which such Paying Agent shall agree with the  Indenture  Trustee
(and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

(1)   allocate  all sums  received for payment to the Holders of Notes on each
      Payment  Date among  such  Holders in the  proportion  specified  in the applicable Payment Date Statement,  in each case to the extent permitted by applicable law;

(2)   hold all sums held by it for the payment of amounts due with  respect to the Notes in trust  for the  benefit  of the  Persons  entitled  thereto until such sums shall be paid to such Persons or  otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

(3)   if such Paying Agent is not the Indenture  Trustee,  immediately  resign as a Paying Agent and forthwith  pay to the  Indenture  Trustee all sums held by it in  trust  for the  payment  of the  Notes if at any time the
      Paying Agent ceases to meet the  standards  set forth above  required to be met by a Paying Agent at the time of its appointment;

(4)   if such Paying Agent is not the  Indenture  Trustee,  give the Indenture
      Trustee  notice of any Default by the Issuer (or any other  obligor upon the  Notes)  in the  making  of any  payment  required  to be made  with respect to any Notes for which it is acting as Paying Agent;

(5)   if such Paying Agent is not the  Indenture  Trustee,  at any time during the  continuance  of any such Default,  upon the written  request of the
      Indenture  Trustee,  forthwith pay to the Indenture  Trustee all sums so held in trust by such Paying Agent; and

                                     -36-

(6)   comply  with  all   requirements   of  the  Code,  and  all  regulations
      thereunder,  with respect to withholding from any payments made by it on any Notes of any applicable  withholding  taxes imposed thereon and with
      respect  to  any  applicable   reporting   requirements   in  connection
      therewith;  provided,  however,  that with  respect to  withholding  and reporting  requirements  applicable to original  issue discount (if any)
      on  any  of  the  Notes,   the  Issuer  has  provided  the  calculations
      pertaining thereto to the Indenture Trustee and the Paying Agent.

      The  Issuer  may  at  any  time,   for  the  purpose  of  obtaining  the
satisfaction  and discharge of this Indenture or any other purpose,  by Issuer
Order direct any Paying Agent, if other than the Indenture Trustee,  to pay to the Indenture  Trustee all sums held in trust by such Paying Agent,  such sums to be held by the  Indenture  Trustee upon the same trusts as those upon which such sums were held by such Paying Agent;  and upon such payment by any Paying
Agent to the Indenture  Trustee,  such Paying Agent shall be released from all further liability with respect to such money.

      Any money held by the  Indenture  Trustee  or any Paying  Agent in trust for the  payment  of any amount  due with  respect  to any Note and  remaining unclaimed  for two and  one-half  years  after such  amount has become due and payable to the Holder of such Note (or if  earlier,  three  months  before the date on which  such  amount  would  escheat  to a  governmental  entity  under applicable  law) shall be  discharged  from such trust and paid to the Issuer;
and  the  Holder  of such  Note  shall  thereafter,  as an  unsecured  general creditor,  look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture
Trustee or such Paying Agent with respect to such trust money shall  thereupon cease.  The  Indenture  Trustee  may adopt and  employ,  at the expense of the
Issuer,  any reasonable  means of notification  of such repayment  (including, but not limited to,  mailing  notice of such  repayment to Holders whose Notes have been called but have not been  surrendered  for redemption or whose right to or interest in moneys due and payable but not claimed is determinable  from the  records of the  Indenture  Trustee or any Agent,  at the last  address of record for each such Holder).

Section 3.04.     Existence of Issuer.

(a)   Subject  to  Sections  3.04(b)  and  (c) and  Section 6.2(a)(ii) of  the
Deposit Trust  Agreement,  the Issuer will keep in full effect its  existence, rights and  franchises  as a  statutory  trust  under the laws of the State of
Delaware  or  under  the  laws of any  other  state or the  United  States  of
America,  and will obtain and  preserve  its  qualification  to do business in each  jurisdiction  in which such  qualification  is or shall be  necessary to protect the validity and  enforceability  of this  Indenture,  the Notes,  the
Servicing   Agreement,   the   Insurance   Agreement  and  the  Mortgage  Loan
Contribution Agreement.

(b)   Subject  to  Section 3.09(vii),  the prior  written  consent of the Note
Insurer, and written notice to the Rating Agencies,  any entity into which the
Issuer  may be  merged or with  which it may be  consolidated,  or any  entity resulting  from any merger or  consolidation  to which the  Issuer  shall be a party,  shall  be the  successor  Issuer  under  this  Indenture  without  the execution or filing of any paper,  instrument or further act to be done on the part of the parties hereto,  anything in any agreement relating to such merger or consolidation,  by which any such Issuer may seek to retain certain powers, rights and  privileges  therefore  obtaining for any period of time  following such  merger or  consolidation  to the  contrary  notwithstanding  (other than
Section 3.09(vii)).

                                     -37-

(c)   Upon any  consolidation  or merger of or other  succession to the Issuer in accordance with this  Section 3.04,  the Person formed by or surviving such consolidation  or merger (if other than the Issuer) may  exercise  every right and power of, and shall have all of the  obligations of, the Issuer under this
Indenture  with the same effect as if such Person had been named as the Issuer herein.

Section 3.05.     Protection of Trust Estate.

(a)   The  Issuer  will  from  time to  time  execute  and  deliver  all  such
supplements  and  amendments   hereto  and  all  such  financing   statements,
continuation   statements,   instruments   of  further   assurance  and  other
instruments,  and will take such other action as may be necessary or advisable to:

(i)   Grant more effectively all or any portion of the Trust Estate;

(ii)  maintain  or  preserve  the lien of this  Indenture  or  carry  out more effectively the purposes hereof;

(iii) perfect,  publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv)  enforce  any  of  the  Mortgage  Loans,  the  Servicing  Agreement,  the
      Mortgage  Loan  Sale   Agreement  or  the  Mortgage  Loan   Contribution
      Agreement; or

(v)   preserve  and  defend  title to the Trust  Estate  and the rights of the
      Indenture  Trustee,  and of the  Noteholders,  in the Mortgage Loans and
      the other  property held as part of the Trust Estate  against the claims of all Persons and parties.

(b)   The  Indenture  Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument,  certificate or other writing  from  the  jurisdiction  in  which  it was  held,  or to  which it is intended to be removed,  as described  in the Opinion of Counsel  delivered at the Closing Date pursuant to Section 2.1l(c),  or cause or permit ownership or the pledge of any  portion of the Trust  Estate that  consists  of  book-entry securities  to be  recorded  on the books of a Person  located in a  different jurisdiction  from the  jurisdiction  in which  such  ownership  or pledge was recorded at such time unless the Indenture  Trustee shall have first  received an  Opinion  of Counsel  to the  effect  that the lien and  security  interest created by this  Indenture  with respect to such  property will continue to be maintained after giving effect to such action or actions.

Section 3.06.     Annual Opinions as to Collateral.

      On or before  December  31st in each calendar  year,  beginning in 200 , the Issuer  shall  furnish to the  Indenture  Trustee and the Note  Insurer an
Opinion of Counsel either  stating that, in the opinion of such counsel,  such action has been taken with respect to the recording,  filing, re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite  documents  and with  respect  to the  execution  and  filing of any financing  statements and continuation  statements as is necessary to maintain the lien and  security  interest  created by this  Indenture  and reciting the details of such action or stating  that in the opinion of such counsel no such action  is  necessary  to  maintain  such  lien and  security  interest.  Such
Opinion of Counsel shall also  describe the  recording,  filing,  re-recording and refiling of this  Indenture,  any indentures  supplemental  hereto and any other  requisite  documents  and the  execution  and  filing of any  financing statements  and  continuation  statements  that will,  in the  opinion of such counsel,  be  required  to  maintain  the lien and  security  interest of this
Indenture until December 31st of the following calendar year.

                                     -38-

Section 3.07.     Performance of Obligations; Servicing Agreement.

(a)   The Issuer shall  punctually  perform and observe all of its obligations under this Indenture and the Servicing Agreement.

(b)   The Issuer  shall not take any action and will use its Best  Efforts not to permit any action to be taken by others that would  release any Person from any of such Person's  covenants or obligations under any of the Mortgage Files or under any instrument  included in the Trust Estate, or that would result in the amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or  effectiveness  of, any of the documents or instruments contained  in the  Mortgage  Files,  except  as  expressly  permitted  in this
Indenture,  the Servicing  Agreement or such document included in the Mortgage
File or other  instrument or unless such action will not adversely  affect the interests of the Holders of the Notes.

(c)   If the Issuer shall have  knowledge of the occurrence of a default under the  Servicing  Agreement,  the Issuer  shall  promptly  notify the  Indenture
Trustee,  the Note Insurer and the Rating Agencies thereof,  and shall specify in such notice the action,  if any,  the Issuer is taking with respect to such default.

(d)   Upon any  termination  of the Servicer's  rights and powers  pursuant to the Servicing  Agreement,  the Indenture  Trustee  shall  promptly  notify the
Rating  Agencies.  As  soon  as  any  successor  Servicer  is  appointed,  the
Indenture Trustee shall notify the Rating Agencies,  specifying in such notice the name and address of such successor Servicer.

Section 3.08.     Investment Company Act.

      The Issuer  shall at all times  conduct its  operations  so as not to be subject to, or shall comply with, the  requirements of the Investment  Company
Act of  1940,  as  amended  (or any  successor  statute),  and the  rules  and regulations thereunder.

Section 3.09.     Negative Covenants.

      The Issuer shall not:

(i)   sell,  transfer,  exchange  or  otherwise  dispose of any portion of the
      Trust  Estate  except as expressly  permitted  by this  Indenture or the
      Servicing Agreement;

                                     -39-

(ii)  claim any credit on, or make any  deduction  from,  the principal of, or interest  on,  any of the Notes by reason  of the  payment  of any taxes levied or assessed upon any portion of the Trust Estate;

(iii) engage in any business or activity  other than as permitted by the Trust
      Agreement  or  other  than in  connection  with,  or  relating  to,  the issuance  of the Notes  pursuant  to this  Indenture  or amend the Trust
      Agreement,  as in effect on the Closing  Date,  other than in accordance with Section 11.01;

(iv)  incur,  issue,  assume or  otherwise  become  liable for a  indebtedness other than the Notes;

(v)   incur,  assume,  guaranty or agree to indemnify  any Person with respect to any indebtedness of any Person,  except for such  indebtedness as may be incurred by the Issuer in  connection  with the issuance of the Notes pursuant to this Indenture;

(vi)  dissolve or  liquidate  in whole or in part (until the Notes are paid in full);

(vii) (1) permit the validity or  effectiveness of this Indenture or any Grant to be  impaired,  or permit the lien of this  Indenture  to be impaired,
      amended,  hypothecated,   subordinated,  terminated  or  discharged,  or
      permit any  Person to be  released  from any  covenants  or  obligations under this Indenture,  except as may be expressly  permitted hereby, (2)
      permit  any  lien,  charge,   security   interest,   mortgage  or  other
      encumbrance  (other  than the lien of this  Indenture  or any  Permitted
      Encumbrance)  to be created on or extend to or  otherwise  arise upon or burden the Trust Estate or any part  thereof or any interest  therein or the proceeds  thereof,  or (3) permit the lien of this  Indenture not to constitute a valid  perfected  first priority  security  interest in the
      Trust Estate; or

(viii)      take any other  action that should  reasonably  be expected to, or fail to take any action if such failure  should  reasonably  be expected to,  cause the Issuer to be taxable as (a) an  association  pursuant  to
      Section 7701  of the Code or (b) a taxable  mortgage  pool  pursuant  to
      Section 7701(i) of the Code.

Section 3.10.     Annual Statement as to Compliance.

      On or before  December 31, 200 ,  and each  December 31  thereafter  and
upon  receipt  of  instruction   pursuant  to  the  terms  of  the  Management
Agreement,  the  Issuer  shall  deliver  to the  Indenture  Trustee,  the Note
Insurer,  the  Rating  Agencies  and  the  Underwriters  a  written  statement prepared by the manager  pursuant  to the terms of the  Management  Agreement, signed by an Authorized Officer of the Owner Trustee, stating that:

(1)   a review  of the  fulfillment  by the  Issuer  during  such  year of its obligations  under this  Indenture  has been made under such  Authorized
      Officer's supervision; and

(2)   to the  best of  such  Authorized  Officer's  knowledge,  based  on such review,  the Issuer has complied with all conditions and covenants under this Indenture  throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition,  specifying each such
      Default  known to such  Authorized  Officer  and the  nature  and status thereof.

                                     -40-

Section 3.11.     Restricted Payments.

      The Issuer shall not,  directly or  indirectly,  (i) pay any dividend or make any  distribution  (by  reduction  of capital or  otherwise),  whether in cash,  property,  securities or a combination thereof, to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise with respect to any  ownership  or equity  interest  or security in or of the Issuer or to the
Servicer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such ownership or equity  interest or security or (iii) set aside or otherwise segregate  any  amounts  for any such  purpose;  provided,  however,  that the
Issuer  may make,  or cause to be made,  distributions  to the  Servicer,  the
Indenture   Trustee,   the   Owner   Trustee,   the  Note   Insurer   and  the
Certificateholders  as contemplated  by, and to the extent funds are available for such purpose under this  Indenture,  the Servicing  Agreement or the Trust
Agreement and the Issuer will not,  directly or  indirectly,  make or cause to be made  payments  to or  distributions  from either  Note  Account  except in accordance with this Indenture.

Section 3.12.     Treatment of Notes as Debt for Tax Purposes.

      The Issuer  shall  treat the Notes as  indebtedness  for all federal and state tax purposes.

Section 3.13.     Notice of Events of Default.

      The Issuer  shall give the  Indenture  Trustee,  the Note  Insurer,  the
Rating  Agencies and the  Underwriters  prompt written notice of each Event of
Default  hereunder,   each  default  on  the  part  of  the  Servicer  of  its
obligations under the Servicing  Agreement and each default on the part of the
Seller of its obligations under the Mortgage Loan Sale Agreement.

Section 3.14.     Further Instruments and Acts.

      Upon request of the Indenture  Trustee or the Note  Insurer,  the Issuer
will execute and deliver such further  instruments and do such further acts as may be  reasonably  necessary  or  proper to carry  out more  effectively  the purpose of this Indenture.

                                   ARTICLE IV

                          SATISFACTION AND DISCHARGE

Section 4.01.     Satisfaction and Discharge of Indenture.

      Whenever the following conditions shall have been satisfied:

(1)   either

(A)   all Notes theretofore  authenticated and delivered (other than (i) Notes that  have  been  destroyed,  lost or  stolen  and that  have been replaced or paid as provided in  Section 2.07,  and (ii) Notes for whose payment money has  theretofore  been  deposited in trust and thereafter  repaid to the Issuer,  as  provided  in  Section 3.03)
            have been delivered to the Note Registrar for cancellation; or

                                     -41-

(B)   all  Notes  not   theretofore   delivered  to  the  Note  Registrar  for
            cancellation

(i)   have become due and payable, or

(ii)  will become due and payable at the Final  Maturity Date within one year,
                  or

(iii) are to be  called  for  redemption  within  one year  under  irrevocable arrangements  satisfactory to the Indenture  Trustee for the giving of notice of redemption  by the Indenture  Trustee in the name, and at the expense, of the Issuer or the Servicer,

                  and the  Issuer  or the  Servicer,  in the  case of  clauses
            (B)(i),  (B)(ii) or  (B)(iii) above,  has irrevocably deposited or caused to be deposited  with the Indenture  Trustee,  in trust for such  purpose,  an  amount  sufficient  to pay and  discharge  the entire  indebtedness  on such Notes not  theretofore  delivered to
            the  Indenture  Trustee  for   cancellation,   for  principal  and
            interest  to  the  Final   Maturity  Date  or  to  the  applicable
            Redemption  Date,  as the  case  may be,  and in the case of Notes that  were not paid at the  Final  Maturity  Date of their  entire unpaid  principal  amount,  for  all  overdue  principal  and  all interest  payable  on such  Notes to the next  succeeding  Payment
            Date therefor;

(2)   the  Issuer  has  paid or  caused  to be paid  all  other  sums  payable hereunder by the Issuer (including,  without limitation, amounts due the
      Note Insurer hereunder); and

(3)   the Issuer has delivered to the  Indenture  Trustee and the Note Insurer an Officers'  Certificate and an Opinion of Counsel satisfactory in form and  substance  to the  Indenture  Trustee  and the  Note  Insurer  each
      stating  that  all  conditions   precedent   herein  providing  for  the
      satisfaction and discharge of this Indenture have been complied with;

                  then,  upon Issuer  Request,  this  Indenture  and the lien, rights and interests  created hereby and thereby shall cease to be of further effect,  and the Indenture  Trustee and each co-trustee and  separate  trustee,  if any,  then  acting  as such  hereunder shall,  at the  expense of the Issuer (or of the  Servicer  in the case of a  redemption  by the  Servicer),  execute and deliver all
            such   instruments  as  may  be  necessary  to   acknowledge   the
            satisfaction  and  discharge of this  Indenture  and shall pay, or assign or  transfer  and  deliver,  to the  Issuer or upon  Issuer
            Order all cash,  securities  and other property held by it as part
            of  the  Trust  Estate   remaining   after   satisfaction  of  the
            conditions set forth in clauses (1) and (2) above.

      Notwithstanding  the satisfaction  and discharge of this Indenture,  the obligations  of the  Indenture  Trustee and the Paying Agent to the Issuer and
the Holders of Notes under  Section 3.03,  the  obligations  of the  Indenture
Trustee to the  Holders of Notes  under  Section 4.02  and the  provisions  of
Section 2.07  with respect to lost,  stolen,  destroyed  or  mutilated  Notes, registration  of  transfers  of  Notes  and  rights  to  receive  payments  of principal of and interest on the Notes shall survive.

                                     -42-

Section 4.02.     Application of Trust Money.

      All money  deposited  with the  Indenture  Trustee  pursuant to Sections
3.03 and 4.01  shall be held in trust and  applied by it, in  accordance  with the  provisions  of the  Notes  and this  Indenture,  to the  payment,  either directly or through any Paying Agent, as the Indenture  Trustee may determine, to the Persons  entitled  thereto,  of the  principal  and  interest for whose payment such money has been deposited with the Indenture Trustee.

ARTICLE V

                            DEFAULTS AND REMEDIES

Section 5.01.     Event of Default.

      "Event of Default",  wherever used herein,  means, with respect to Notes issued  hereunder,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any  court  or  any  order,  rule  or  regulation  of  any  administrative  or governmental body):

(1)   if the Issuer  shall  default in the payment on any Payment  Date of any
      Required  Payment  Amount  or fail to pay the Notes in full on or before the  Final  Maturity  Date  (and in the case of any such  default,  such default or failure shall continue for a period of 5 days unremedied);

(2)   if the Issuer shall breach or default in the due  observance  of any one or more of the  covenants  set forth in  clauses  (i) through  (viii) of
      Section 3.09;

(3)   if the  Issuer  shall  breach,  or  default  in the  due  observance  or performance of, any other of its covenants in this  Indenture,  and such
      Default  shall  continue  for a period of 30 days after there shall have been given,  by registered or certified mail, to the Issuer and the Note
      Insurer by the  Indenture  Trustee at the direction of the Note Insurer, or to the  Issuer  and the  Indenture  Trustee  by the  Holders of Notes
      representing at least 25% of the Note Balance of the Outstanding  Notes, with the prior  written  consent of the Note Insurer,  a written  notice specifying  such  Default and  requiring  it to be remedied  and stating that such notice is a "Notice of Default" hereunder;

(4)   if any  representation  or warranty of the Issuer made in this Indenture or any  certificate or other writing,  delivered by the Issuer  pursuant hereto or in  connection  herewith  shall prove to be  incorrect  in any material  respect as of the time when the same shall have been made and, within 30 days after  there  shall have been  given,  by  registered  or certified  mail,  written  notice  thereof  to the  Issuer  and the Note
      Insurer by the  Indenture  Trustee at the direction of the Note Insurer, or to the  Issuer  and the  Indenture  Trustee  by the  Holders of Notes
      representing at least 25% of the Note Balance of the Outstanding  Notes, with the prior written consent of the Note Insurer,  the circumstance or condition  in respect  of which  such  representation  or  warranty  was incorrect shall not have been eliminated or otherwise  cured;  provided, however,  that in the event that there  exists a remedy with  respect to any such  breach  that  consists  of a purchase  obligation,  repurchase obligation or right to substitute under the Basic  Documents,  then such purchase obligation,  repurchase obligation or right to substitute shall be the sole remedy with respect to such breach and shall not  constitute an Event of Default hereunder;

                                     -43-

(5)   the  entry  of  a  decree  or  order  for  relief  by  a  court   having
      jurisdiction  in respect of the Issuer in an involuntary  case under the federal  bankruptcy  laws,  as now or hereafter in effect,  or any other present or future  federal or state  bankruptcy,  insolvency  or similar
      law,  or   appointing  a  receiver,   liquidator,   assignee,   trustee,
      custodian,  sequestrator  or other similar  official of the Issuer or of any  substantial  part of its  property,  or ordering  the winding up or liquidation  of the  affairs of the Issuer  and the  continuance  of any such  decree  or  order  unstayed  and  in  effect  for a  period  of 60 consecutive days;

(6)   the  commencement  by the Issuer of a  voluntary  case under the federal bankruptcy laws, as now or hereafter in effect,  or any other present or future  federal or state  bankruptcy,  insolvency or similar law, or the consent by the Issuer to the  appointment  of or taking  possession by a receiver,  liquidator,  assignee,  trustee,  custodian,  sequestrator or other similar  official of the Issuer or of any substantial  part of its property  or the making by the Issuer of an  assignment  for the benefit of creditors or the failure by the Issuer  generally to pay its debts as such debts  become due or the taking of  corporate  action by the Issuer in furtherance of any of the foregoing; or

(7)   the occurrence of an "event of default" under the Insurance Agreement.

      The  payment  by the Note  Insurer of any  Insured  Payment in an amount sufficient  to cover the  related  Required  Payment  Amount  pursuant  to the
Insurance  Policy in respect of any Payment  Date shall,  at the option of the
Note Insurer, constitute an Event of Default with respect to the Notes.

Section 5.02.     Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default occurs and is continuing,  then and in every such case,  but in each case  only  with the  consent  of the Note  Insurer  in the absence of a Note Insurer Default,  the Indenture  Trustee may, and on request of the Holders of Notes  representing not less than 50% of the Note Balance of the Outstanding Notes, shall,  declare all the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by Noteholders),  and upon any such declaration such Notes, in an amount equal to the Note  Balance of such  Notes,  together  with  accrued and unpaid interest thereon to the date of such  acceleration,  shall become  immediately due and payable,  all subject to the prior written consent of the Note Insurer in the absence of a Note Insurer Default.

      At any time after such a declaration of  acceleration of maturity of the
Notes has been made and before a judgment  or decree for  payment of the money due has been obtained by the Indenture  Trustee as hereinafter in this Article provided the Note Insurer or the Holders of Notes  representing  more than 50%
of the Note Balance of the Outstanding  Notes,  with the prior written consent of the Note  Insurer,  by  written  notice  to the  Issuer  and the  Indenture
Trustee, may rescind and annul such declaration and its consequences if:

                                     -44-

(1)   the  Issuer  has paid or  deposited  with the  Indenture  Trustee  a sum sufficient to pay:

(A)   all payments of  principal  of, and interest on, all Notes and all other amounts  that  would then be due  hereunder  or upon such Notes if the Event of  Default  giving  rise to such  acceleration  had not occurred; and
(B)   all sums paid or advanced by the  Indenture  Trustee  hereunder  and the reasonable compensation,  expenses,  disbursements and advances of the Indenture Trustee, its agents and counsel; and

(2)   all Events of Default,  other than the  nonpayment  of the  principal of
      Notes that have become due solely by such acceleration,  have been cured or waived as provided in Section 5.14.

      No such  rescission  shall affect any  subsequent  Default or impair any right consequent thereon.

Section 5.03.     Collection of Indebtedness and Suits for Enforcement by
Indenture Trustee.

      Subject to the provisions of  Section 3.01  and the following  sentence, if an Event of Default occurs and is continuing,  the Indenture  Trustee shall
(at the  direction  of the Note  Insurer)  and may,  with  the  prior  written consent of the Note  Insurer,  proceed to protect  and  enforce its rights and the rights of the  Noteholders  and the Note  Insurer by any  Proceedings  the
Indenture  Trustee deems  appropriate  to protect and enforce any such rights, whether for the  specific  enforcement  of any  covenant or  agreement in this
Indenture or in aid of the exercise of any power  granted  herein,  or enforce any other proper remedy.  Any proceedings  brought by the Indenture Trustee on behalf of the Noteholders  and the Note Insurer or any Noteholder  against the
Issuer shall be limited to the  preservation,  enforcement  and foreclosure of the liens, assignments,  rights and security interests under the Indenture and no attachment,  execution or other unit or process shall be sought,  issued or levied upon any  assets,  properties  or funds of the  Issuer,  other than the
Trust  Estate  relative to the Notes in respect of which such Event of Default has  occurred.  If there is a  foreclosure  of any  such  liens,  assignments, rights and security  interests under this Indenture,  by private power of sale
or  otherwise,   no  judgment  for  any  deficiency   upon  the   indebtedness
represented  by the Notes may be sought or obtained by the  Indenture  Trustee or  any  Noteholder  against  the  Issuer.  The  Indenture  Trustee  shall  be entitled  to recover  the costs and  expenses  expended by it pursuant to this
Article V  including  reasonable  compensation,  expenses,  disbursements  and advances of the Indenture Trustee, its agents and counsel.

Section 5.04.     Remedies.

      If an Event of Default  shall have  occurred and be  continuing  and the
Notes  have  been  declared  due and  payable  and  such  declaration  and its consequences have not been rescinded and annulled,  the Indenture Trustee,  at the  direction of the Note  Insurer  (subject to  Section 5.17,  to the extent applicable)  shall,  for the benefit of the  Noteholders and the Note Insurer, do one or more of the following:

                                     -45-

(a)   institute  Proceedings for the collection of all amounts then payable on the Notes,  or under this  Indenture,  whether by  declaration  or  otherwise, enforce any judgment  obtained,  and collect from the Issuer  moneys  adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

(b)   in accordance  with  Section 5.17,  sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private Sales called and conducted in any manner permitted by law;

(c)   institute  Proceedings  from time to time for the  complete  or  partial foreclosure of this Indenture with respect to the Trust Estate;

(d)   exercise  any remedies of a secured  party under the Uniform  Commercial
Code and take any other  appropriate  action to protect and enforce the rights and  remedies  of the  Indenture  Trustee or the  Holders of the Notes and the
Note Insurer hereunder; and

(e)   refrain  from selling the Trust  Estate and apply all  Remittable  Funds pursuant to Section 5.07.

Section 5.05.     Indenture Trustee May File Proofs of Claim.

      In case of the pendency of any  receivership,  insolvency,  liquidation,
bankruptcy,   reorganization,   arrangement,  composition  or  other  judicial
Proceeding  relative to the Issuer or any other  obligor upon any of the Notes or the  property  of the Issuer or of such other  obligor or their  creditors, the  Indenture  Trustee  (irrespective  of whether the Notes shall then be due
and  payable  as  therein   expressed  or  by  declaration  or  otherwise  and
irrespective  of whether the  Indenture  Trustee shall have made any demand on the Issuer for the payment of any overdue  principal or interest) shall,  with the prior written consent of the Note Insurer,  be entitled and empowered,  by intervention in such Proceeding or otherwise to:

(i)   file and prove a claim for the whole  amount of  principal  and interest owing and unpaid in  respect of the Notes and file such other  papers or documents  as may be  necessary or advisable in order to have the claims of the  Indenture  Trustee  (including  any  claim  for  the  reasonable compensation,  expenses,  disbursements  and  advances of the  Indenture
      Trustee,  its agents and  counsel) and of the  Noteholders  and the Note
      Insurer allowed in such Proceeding, and

(ii)  collect and receive any moneys or other property  payable or deliverable on any  such  claims  and to  distribute  the  same;  and any  receiver,
      assignee,  trustee,   liquidator,  or  sequestrator  (or  other  similar
      official)  in  any  such   Proceeding  is  hereby   authorized  by  each
      Noteholder  and the Note Insurer to make such  payments to the Indenture
      Trustee and, in the event that the  Indenture  Trustee  shall consent to the making of such  payments  directly to the  Noteholders  and the Note
      Insurer,  to pay to the  Indenture  Trustee any amount due to it for the reasonable  compensation,  expenses,  disbursements  and advances of the
      Indenture Trustee, its agents and counsel.

                                     -46-

      Nothing  herein  contained  shall be deemed to authorize  the  Indenture
Trustee  to  authorize  or  consent  to or  accept  or adopt on  behalf of any
Noteholder  or the  Note  Insurer  any  plan of  reorganization,  arrangement, adjustment  or  composition  affecting  any of the Notes or the  rights of any
Holder thereof,  or the Note Insurer, or to authorize the Indenture Trustee to vote in  respect  of the claim of any  Noteholder  or the Note  Insurer in any such Proceeding.

Section 5.06.     Indenture Trustee May Enforce Claims Without Possession of
Notes.

      All  rights of action  and claims  under  this  Indenture  or any of the
Notes may be  prosecuted  and enforced by the  Indenture  Trustee  without the possession  of any of the Notes or the  production  thereof in any  Proceeding relating  thereto,  and  any  such  Proceeding  instituted  by  the  Indenture
Trustee,  at the  direction of the Note  Insurer,  shall be brought in its own name as trustee of an express  trust,  and any  recovery of judgment  shall be for the ratable  benefit of the  Holders of the Notes and the Note  Insurer in
respect of which such  judgment has been  recovered  after  payment of amounts required to be paid pursuant to clause (i) Section 5.07.

Section 5.07.     Application of Money Collected.

      If the Notes have been  declared  due and payable  following an Event of
Default and such declaration and its consequences  have not been rescinded and annulled,  any money  collected  by the  Indenture  Trustee  pursuant  to this
Article or otherwise  and any other monies that may then be held or thereafter received  by the  Indenture  Trustee  as  security  shall  be  applied  in the following  order, at the date or dates fixed by the Indenture  Trustee and, in case of the payment of the entire  amount due on account of principal  of, and interest on, the Notes, upon presentation and surrender thereof:

(i)   to the Servicer and Indenture Trustee,  the unpaid Monthly Servicing Fee and Indenture Trustee's Fee due under this Indenture;

(ii)  to the Servicer any Monthly Advances and Servicing  Advances  previously made that are  reimbursable  to the Servicer  (other than those included in liquidation  expenses for any Liquidated Mortgage Loan and reimbursed from the  related  Liquidation  Proceeds  and from  Insurance  Proceeds)
      under the Servicing Agreement;

(iii) to the PMI Insurer,  the amount owing to the PMI Insurer for the premium payable in respect of the PMI Mortgage Loans;

(iv)  to the Note  Insurer,  the Note Insurer  Premium due under the Insurance
      Agreement;

(v)   to the Noteholders, the Note Interest due under this Indenture;

(vi)  to the Noteholders,  the amount of Monthly  Principal for the Notes with respect to such date,  in reduction  of the Note Balance  until the Note
      Balance is reduced to zero;

(vii) to the Note  Insurer,  the amount  owing to the Note  Insurer  under the
      Insurance  Agreement  for  reimbursement  for  prior  draws  made on the
      Insurance  Policy in respect of the Notes and any other amounts owing to the Note Insurer under the  Insurance  Agreement  (including  any unpaid
      Note Insurer Premium in respect of the Notes);

                                     -47-

(viii)      to the Noteholders,  the Overcollateralization  Deficiency Amount,
      if any, due under this Indenture;

(ix)  to the  Indenture  Trustee  pursuant  to  the  terms  of  the  Servicing
      Agreement,  Transition  Expenses in excess of $50,000, if any, and other costs  and  expenses,  if not  paid  by  the  Servicer  pursuant  to the
      Servicing Agreement or the Custodial Agreement; and

(x)   to the payment of the Note Balance of the  Outstanding  Notes, up to the
      amount of their Current Note  Balances,  without  preference or priority of any kind;

Section 5.08.     Limitation on Suits.

      No Holder of a Note shall have any right to institute  any  Proceedings, judicial or otherwise,  with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)   such  Holder  has  previously  given  written  notice  to the  Indenture
      Trustee and the Note Insurer of a continuing Event of Default;

(2)   the Holders of Notes  representing not less than 25% of the Note Balance of  the  Outstanding  Notes  shall  have  made  written  request  to the
      Indenture  Trustee to institute  Proceedings in respect of such Event of
      Default in its own name as Indenture Trustee hereunder;

(3)   such Holder or Holders have offered to the Indenture  Trustee  indemnity in full against the costs,  expenses and  liabilities  to be incurred in compliance with such request;

(4)   the  Indenture  Trustee  for 60 days after its  receipt of such  notice, request  and  offer  of  indemnity  has  failed  to  institute  any such
      Proceeding;

(5)   no direction  inconsistent  with such written  request has been given to the Indenture  Trustee during such 60-day period by the Holders of Notes representing  more  than  50% of the  Note  Balance  of the  Outstanding
      Notes; and

(6)   the  consent  of the Note  Insurer  shall have been  obtained;  it being understood  and intended that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by  availing  of, any provision of this  Indenture to affect,  disturb or prejudice the rights of any  other  Holders  of  Notes  or to  obtain  or to seek  to  obtain priority or  preference  over any other  Holders or to enforce any right under this  Indenture,  except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

                                     -48-

      In  the  event  the  Indenture  Trustee  shall  receive  conflicting  or inconsistent  requests  and  indemnity  from two or more  groups of Holders of
Notes,   each  representing  less  than  50%  of  the  Note  Balances  of  the
Outstanding  Notes, the Indenture Trustee in its sole discretion may determine what  action,  if any,  shall be taken  notwithstanding  any  other  provision herein to the contrary.

Section 5.09.     Unconditional Rights of Noteholders to Receive Principal
and Interest.

      Subject to the  provisions in this  Indenture  (including  Sections 3.01 and 5.03)  limiting  the right to recover  amounts  due on a Note to  recovery from  amounts  in the Trust  Estate,  the  Holder of any Note  shall  have the right, to the extent  permitted by applicable law, which right is absolute and unconditional,  to receive  payment of each  installment  of  interest on such
Note on the  respective  Payment Date for such  installments  of interest,  to receive  payment of each  installment  of principal of such Note when due (or, in the case of any Note  called  for  redemption,  on the date  fixed for such redemption)  and to institute  suit for the  enforcement  of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.10.     Restoration of Rights and Remedies.

      If the  Indenture  Trustee,  the  Note  Insurer  or any  Noteholder  has
instituted  any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been  discontinued or abandoned for any reason, or has been  determined  adversely to the Indenture  Trustee,  the Note Insurer or to such  Noteholder,  then  and in every  such  case the  Issuer,  the  Indenture
Trustee,   the  Note  Insurer  and  the  Noteholders  shall,  subject  to  any determination  in such Proceeding,  be restored  severally and respectively to their former  positions  hereunder,  and thereafter all rights and remedies of the Indenture Trustee,  the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.11.     Rights and Remedies Cumulative.

      No right or remedy  herein  conferred  upon or reserved to the Indenture
Trustee,  the Note Insurer or to the  Noteholders  is intended to be exclusive of any other right or remedy,  and every right and remedy shall, to the extent permitted  by law,  be  cumulative  and in  addition  to every other right and remedy given  hereunder  or now or  hereafter  existing at law or in equity or otherwise.  The assertion or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the  concurrent  assertion or  employment of any other appropriate right or remedy.

Section 5.12.     Delay or Omission Not Waiver.

      No delay or omission of the  Indenture  Trustee,  the Note Insurer or of any  Holder of any Note to  exercise  any right or  remedy  accruing  upon any
Event of Default  shall impair any such right or remedy or constitute a waiver of any such Event of  Default  or an  acquiescence  therein.  Every  right and remedy  given by this  Article or by law to the  Indenture  Trustee,  the Note
Insurer  or to the  Noteholders  may be  exercised  from time to time,  and as often as may be deemed expedient,  by the Indenture Trustee,  the Note Insurer or by the Noteholders with the prior consent of the Note Insurer,  as the case may be.

                                     -49-

Section 5.13.     Control by Noteholders.

      The Holders of Notes  representing  more than 50% of the Note Balance of the Outstanding  Notes on the applicable  Record Date shall,  with the consent of the Note  Insurer,  have the right to direct the time,  method and place of conducting any Proceeding  for any remedy  available to the Indenture  Trustee or exercising any trust or power conferred on the Indenture Trustee;  provided that:

(1)   such  direction  shall not be in  conflict  with any rule of law or with this Indenture;

(2)   any direction to the Indenture  Trustee to undertake a Sale of the Trust
      Estate shall be by the Holders of Notes  representing  the percentage of
      the   Note   Balance   of   the    Outstanding    Notes   specified   in
      Section 5.17(b)(1), unless Section 5.17(b)(2) is applicable; and

(3)   the  Indenture  Trustee may take any other action  deemed  proper by the
      Indenture   Trustee  that  is  not  inconsistent  with  such  direction;
      provided, however, that, subject to Section 6.01,  the Indenture Trustee need  not  take  any  action  that it  determines  might  involve  it in liability or be unjustly prejudicial to the Noteholders not consenting.

Section 5.14.     Waiver of Past Defaults.

      The Holders of Notes  representing  more than 50% of the Note Balance of the  Outstanding  Notes on the  applicable  Record  Date may on  behalf of the
Holders of all the Notes, and with the consent of the Note Insurer,  waive any past Default hereunder and its consequences, except a Default:

(1)   in the payment of principal or any  installment of interest on any Note;
      or

(2)   in respect of a covenant or  provision  hereof  that under  Section 9.02 cannot be modified or amended  without the consent of the Holder of each
      Outstanding Note affected.

      Upon any such waiver,  such Default shall cease to exist,  and any Event of  Default  arising  therefrom  shall be deemed to have been  cured for every purpose of this  Indenture;  but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 5.15.     Undertaking for Costs.

      All parties to this Indenture  agree, and each Holder of any Note by his acceptance  thereof shall be deemed to have agreed,  that any court may in its discretion  require,  in any suit for the  enforcement  of any right or remedy under this  Indenture,  or in any suit against the  Indenture  Trustee for any action taken,  suffered or omitted by it as Indenture  Trustee,  the filing by any party  litigant  in such suit of an  undertaking  to pay the costs of such suit,  and that such  court may in its  discretion  assess  reasonable  costs, including  reasonable  attorneys'  fees,  against  any party  litigant in such suit,  having  due  regard  to the  merits  and good  faith of the  claims  or
defenses   made  by  such  party   litigant;   but  the   provisions  of  this
Section shall  not apply to any suit instituted by the Indenture  Trustee,  to any suit  instituted by any Noteholder,  or group of  Noteholders,  holding in the  aggregate  Notes  representing  more than 10% of the Note  Balance of the
Outstanding  Notes,  or to any  suit  instituted  by any  Noteholder  for  the enforcement  of the payment of any Required  Payment  Amount on any Note on or after the  related  Payment  Date or for the  enforcement  of the  payment  of principal of any Note on or after the Final  Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption Date).

                                     -50-

Section 5.16.     Waiver of Stay or Extension Laws.

      The Issuer  covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner  whatsoever claim or take the benefit or  advantage  of, any stay or  extension  of law wherever enacted,  now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture;  and the Issuer (to the extent that it may  lawfully do so) hereby  expressly  waives all benefit or  advantage of any such law,  and  covenants  that it will not  hinder,  delay or impede  the execution  of any power  herein  granted to the  Indenture  Trustee,  but will suffer and permit the  execution of every such power as though no such law had been enacted.

Section 5.17.     Sale of Trust Estate.

(a)   The power to effect  any sale (a  "Sale")  of any  portion  of the Trust
Estate  pursuant to  Section 5.04  shall not be  exhausted  by any one or more
Sales as to any  portion  of the  Trust  Estate  remaining  unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this  Indenture  with respect  thereto shall have been paid.  The  Indenture  Trustee may from time to time  postpone any  public  Sale by  public  announcement  made at the time and place of such
Sale.

(b)   To the extent permitted by law, the Indenture  Trustee shall not (unless directed by the Note  Insurer) in any private Sale sell or  otherwise  dispose of the Trust Estate, or any portion thereof, unless:

(1)   the Holders of Notes  representing not less than 50% of the Note Balance of the  Notes  then  Outstanding  consent  to or  direct  the  Indenture
      Trustee to make such Sale; or

(2)   the proceeds of such Sale would be not less than the entire  amount that would be payable to the Holders of the Notes,  in full  payment  thereof in accordance  with  Section 5.07,  on the Payment Date next  succeeding the date of such Sale.

      The  purchase  by the  Indenture  Trustee  of all or any  portion of the
Trust  Estate at a  private  Sale  shall  not be deemed a Sale or  disposition thereof  for  purposes  of  this  Section 5.17(b).  In the  absence  of a Note
Insurer Default,  no sale hereunder shall be effective  without the consent of the Note Insurer.

(c)   Unless the Holders of all Outstanding Notes have otherwise  consented or directed the  Indenture  Trustee,  at any public Sale of all or any portion of the Trust  Estate at which a minimum  bid equal to or greater  than the amount described in paragraph  (2) of  subsection (b)  of this  Section 5.17  has not been  established by the Indenture  Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee,  acting in its capacity as Indenture  Trustee on behalf of the  Noteholders,  shall  prevent such sale and bid an amount (which shall include the Indenture  Trustee's  right, in its capacity  as  Indenture  Trustee,  to credit bid) at least $1.00 more than the highest  other  bid in order to  preserve  the  Trust  Estate on behalf of the
Noteholders.

                                     -51-

(d)   In connection with a Sale of all or any portion of the Trust Estate:

(1)   any  Holder or Holders of Notes may bid for and  purchase  the  property offered for Sale, and upon  compliance  with the terms of sale may hold, retain  and  possess  and  dispose  of such  property,  without  further accountability,  and may, in paying the purchase money therefor, deliver any Outstanding  Notes or claims for interest thereon in lieu of cash up to the amount that shall,  upon distribution of the net proceeds of such
      Sale,  be  payable  thereon,  and such  Notes,  in case the  amounts  so payable  thereon  shall be less than the  amount due  thereon,  shall be returned to the Holders  thereof  after being  appropriately  stamped to show such partial payment;

(2)   the Indenture  Trustee may bid for and acquire the property  offered for
      Sale in connection with any public Sale thereof,  and, in lieu of paying cash therefor,  may make  settlement for the purchase price by crediting the gross Sale  price  against  the sum of (A) the amount  that would be payable  to the  Holders  of the  Notes  as a  result  of  such  Sale in accordance  with  Section 5.07  on the Payment Date next  succeeding the date  of  such  Sale  and  (B)  the  expenses  of  the  Sale  and of any
      Proceedings  in  connection  therewith  which  are  reimbursable  to it, without  being  required to produce  the Notes in order to complete  any such  Sale or in order  for the net Sale  price to be  credited  against such Notes, and any property so acquired by the Indenture  Trustee shall be held and dealt with by it in accordance  with the  provisions of this
      Indenture;

(3)   the  Indenture   Trustee  shall  execute  and  deliver  an   appropriate
      instrument  of  conveyance  transferring  its interest in any portion of the Trust Estate in connection with a Sale thereof,

(4)   the  Indenture  Trustee is hereby  irrevocably  appointed  the agent and attorney-in-fact  of the Issuer to transfer  and convey its  interest in any portion of the Trust Estate in connection  with a Sale thereof,  and to take all action necessary to effect such Sale; and

(5)   no  purchaser or  transferee  at such a Sale shall be bound to ascertain the Indenture Trustee's authority,  inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

Section 5.18.     Action on Notes.

      The Indenture  Trustee's  right to seek and recover  judgment under this
Indenture  shall not be affected by the seeking,  obtaining or  application of any other  relief under or with  respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the Indenture  Trustee,  the
Note  Insurer or the Holders of Notes shall be impaired by the recovery of any judgment  by the  Indenture  Trustee  against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

                                     -52-

Section 5.19.     No Recourse to Other Trust Estates or Other Assets of the
Issuer.

      The Trust Estate  Granted to the  Indenture  Trustee as security for the
Notes serves as security  only for the Notes.  Holders of the Notes shall have no recourse  against the trust estate granted as security for any other series of Notes  issued by the  Issuer,  and no  judgment  against the Issuer for any amount due with respect to the Notes may be enforced  against either the trust estate  securing any other  series or any other assets of the Issuer,  nor may any  prejudgment  lien or other  attachment  be sought  against any such other trust estate or any other assets of the Issuer.

Section 5.20.     Application of the Trust Indenture Act.

      Pursuant to  Section 316(a)  of the TIA,  all  provisions  automatically provided for in Section 316(a) are hereby expressly excluded.

ARTICLE VI

                            THE INDENTURE TRUSTEE

Section 6.01.     Duties of Indenture Trustee.

(a)   If an Event of Default has occurred  and is  continuing,  the  Indenture
Trustee  shall  exercise  such of the rights  and powers  vested in it by this
Indenture,  and use the same degree of care and skill in their exercise,  as a prudent  person would exercise or use under the  circumstances  in the conduct of his or her own affairs.

(b)   Except during the continuance of an Event of Default:

(1)   The   Indenture   Trustee  need  perform  only  those  duties  that  are
      specifically  set forth in this  Indenture  and no others and no implied covenants or obligations  shall be read into this Indenture  against the
      Indenture Trustee; and

(2)   In the  absence  of bad faith on its part,  the  Indenture  Trustee  may request and  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions expressed therein,  upon certificates or opinions  furnished  to the  Indenture  Trustee  and  conforming  to the requirements of this Indenture.  The Indenture  Trustee shall,  however, examine  such  certificates  and  opinions  to  determine  whether  they conform on their face to the requirements of this Indenture.

(c)   The  Indenture  Trustee may not be relieved  from  liability for its own negligent  action,  its  own  negligent  failure  to act or  its  own  willful misconduct, except that:

(1)   This  paragraph  does not limit the  effect  of  subsection (b)  of this
      Section 6.01;

                                     -53-

(2)   The  Indenture  Trustee  shall not be liable  for any error of  judgment made in good faith by a  Responsible  Officer,  unless it is proved that the  Indenture  Trustee was  negligent  in  ascertaining  the  pertinent facts; and

(3)   The Indenture  Trustee shall not be liable with respect to any action it takes or omits to take in good  faith  in  accordance  with a  direction received by it pursuant to  Section 5.13 or 5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

(d)   Except with respect to duties of the  Indenture  Trustee  prescribed  by the TIA, as to which this  Section 6.01(d)  shall not apply,  for all purposes under  this  Indenture,  the  Indenture  Trustee  shall  not be deemed to have notice or  knowledge  of any Event of Default  described  in  Section 5.01(2),
5.01(5) or 5.01(6) or any Default described in  Section 5.01(3)  or 5.01(4) or of any event described in Section 3.05  unless a Responsible  Officer assigned to and working in the  Indenture  Trustee's  corporate  trust  department  has actual  knowledge  thereof  or unless  written  notice of any event that is in fact such an Event of Default or Default is received by the Indenture  Trustee
at  the  Corporate  Trust  Office,   and  such  notice  references  the  Notes
generally, the Issuer, the Trust Estate or this Indenture.

(e)   No provision of this  Indenture  shall require the Indenture  Trustee to expend or risk its own funds or  otherwise  incur any  financial  liability in the performance of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if it shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it under the Servicing Agreement or otherwise.

(f)   Every  provision  of  this  Indenture  that in any  way  relates  to the
Indenture Trustee is subject to the provisions of this Section.

(g)   Notwithstanding  any  extinguishment of all right, title and interest of the Issuer in and to the Trust  Estate  following  an Event of  Default  and a consequent  declaration of acceleration of the Maturity of the Notes,  whether such  extinguishment  occurs  through  a Sale of the Trust  Estate to  another
Person,  the  acquisition  of the Trust  Estate by the  Indenture  Trustee  or
otherwise,  the  rights,  powers  and  duties of the  Indenture  Trustee  with respect to the Trust Estate (or the proceeds  thereof) and the Noteholders and the Note  Insurer and the rights of  Noteholders  and the Note  Insurer  shall continue to be governed by the terms of this Indenture.

(h)   The   Indenture   Trustee  or  any  Custodian   appointed   pursuant  to
Section 8.13  shall at all times retain  possession  of the Mortgage  Files in
the State of                  or the State of                    ,  except for
those Mortgage Files or portions  thereof released to the Servicer or the Note
Insurer pursuant to this Indenture or the Servicing Agreement.

Section 6.02.     Notice of Default.

      Immediately  after the  occurrence of any Default known to the Indenture
Trustee,  the Indenture Trustee shall transmit by mail to the Note Insurer and the  Underwriters  notice of each such Default  and,  within 90 days after the occurrence  of any  Default  known to the  Indenture  Trustee,  the  Indenture
Trustee  shall  transmit by mail to all  Holders of Notes  notice of each such
Default,  unless  such  Default  shall have been  cured or  waived;  provided, however,  that in no event shall the Indenture Trustee provide notice, or fail to  provide  notice of a Default  known to the  Indenture  Trustee in a manner contrary to the  requirements  of the Trust Indenture Act.  Concurrently  with the  mailing of any such  notice to the  Holders of the Notes,  the  Indenture
Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

                                     -54-

Section 6.03.     Rights of Indenture Trustee.

(a)   Except as otherwise provided in Section 6.01,  the Indenture Trustee may rely on any  document  believed by it to be genuine and to have been signed or presented by the proper  Person.  The Indenture  Trustee need not  investigate any fact or matter stated in any such document.

(b)   Before the  Indenture  Trustee  acts or  refrains  from  acting,  it may
require  an  Officer's   Certificate  or  an  Opinion  of  Counsel  reasonably
satisfactory  in form and  substance to the Indenture  Trustee.  The Indenture
Trustee  shall not be liable  for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

(c)   With the  consent  of the  Note  Insurer,  which  consent  shall  not be unreasonably  withheld, the Indenture Trustee may act through agents and shall not be  responsible  for the  misconduct or negligence of any agent  appointed with due care.

(d)   The  Indenture  Trustee  shall not be liable  for any action it takes or omits to take in good faith that it  believes to be  authorized  or within its rights or powers.

Section 6.04.     Not Responsible for Recitals or Issuance of Notes.

      The recitals contained herein and in the Notes,  except the certificates of  authentication  on the  Notes,  shall be taken  as the  statements  of the
Issuer,  and the  Indenture  Trustee and the  Authenticating  Agent  assume no
responsibility  for  their   correctness.   The  Indenture  Trustee  makes  no
representations  with  respect to the Trust  Estate or as to the  validity  or sufficiency  of this  Indenture or of the Notes.  The Indenture  Trustee shall not be  accountable  for the use or  application by the Issuer of the Notes or the  proceeds  thereof or any money paid to the  Issuer or upon  Issuer  Order pursuant to the provisions hereof.

Section 6.05.     May Hold Notes.

      The Indenture  Trustee,  any Agent, or any other agent of the Issuer, in its  individual  or any other  capacity,  may  become  the owner or pledgee of
Notes and,  subject to Sections  6.07 and 6.13,  may  otherwise  deal with the
Issuer or any  Affiliate  of the Issuer  with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

Section 6.06.     Money Held in Trust.

      Money  held by the  Indenture  Trustee  in trust  hereunder  need not be segregated  from other funds except to the extent  required by this  Indenture or by law. The  Indenture  Trustee shall be under no liability for interest on any money received by it hereunder  except as otherwise agreed with the Issuer and  except to the  extent of income  or other  gain on  investments  that are obligations of the Indenture Trustee, in its commercial  capacity,  and income or other gain  actually  received  by the  Indenture  Trustee on  investments, which are obligations of others.

                                     -55-

Section 6.07.     Eligibility, Disqualification.

      Irrespective  of whether this Indenture is qualified under the TIA, this
Indenture   shall  always  have  a  Indenture   Trustee  who   satisfies   the
requirements of TIA Sections  310(a)(1) and 310(a)(5).  The Indenture  Trustee
shall  always have a combined  capital and surplus as stated in  Section 6.08.
The Indenture Trustee shall be subject to TIA Section 310(b).

Section 6.08.     Indenture Trustee's Capital and Surplus.

      The  Indenture  Trustee  shall at all times have a combined  capital and surplus  of at  least  $50,000,000  or shall  be a  member  of a bank  holding company  system,  the  aggregate  combined  capital and surplus of which is at
least  $100,000,000 and shall at all times be rated "   " or better by [Rating
Agency] and "   " or better by [Rating Agency];  provided,  however,  that the
Indenture  Trustee's  separate  capital and  surplus  shall at all times be at least the amount required by TIA  Section 310(a)(2).  If the Indenture Trustee
publishes   annual   reports  of  condition  of  the  type  described  in  TIA
Section 310(a)(1),  its  combined  capital and  surplus  for  purposes of this
Section 6.08  shall be as set forth in the latest such report.  If at any time the  Indenture  Trustee  shall  cease to be eligible  in  accordance  with the provisions of this  Section 6.08  and TIA  Section 310(a)(2),  it shall resign immediately  in the manner and with the effect  hereinafter  specified in this
Article.

Section 6.09.     Resignation and Removal; Appointment of Successor.

(a)   No  resignation  or removal of the Indenture  Trustee and no appointment of a  successor  Indenture  Trustee  pursuant  to this  Article  shall  become effective  until the  acceptance of  appointment  by the  successor  Indenture
Trustee under Section 6.10.

(b)   The Indenture  Trustee may resign at any time by giving  written  notice thereof to the  Issuer,  the Note  Insurer and each  Rating  Agency,  in which event the  Issuer  will,  with the  consent  of the Note  Insurer  (and if the
Issuer  fails  to do so  within  30 days,  the  Note  Issuer  may)  appoint  a successor  Indenture  Trustee.  If an  instrument of acceptance by a successor
Indenture  Trustee  shall not have been  delivered  to the  Indenture  Trustee within 30 days after the giving of such notice of  resignation,  the resigning
Indenture  Trustee may petition any court of  competent  jurisdiction  for the appointment of a successor Indenture Trustee.

(c)   The  Indenture  Trustee  may be removed at any time by the Note  Insurer or, with the consent of the Note Insurer,  by Act of the Holders  representing at least 51% of the Note Balance of the  Outstanding  Notes, by written notice delivered to the Indenture Trustee and to the Issuer.

(d)   If at any time:

(1)   the Indenture  Trustee shall have a conflicting  interest  prohibited by
      Section 6.07  and shall  fail to resign or  eliminate  such  conflicting interest in accordance with Section 6.07  after written request therefor by the Issuer or by any Noteholder; or

                                     -56-

(2)   the Indenture  Trustee shall cease to be eligible under  Section 6.08 or shall  become  incapable  of acting or shall be  adjudged a bankrupt  or insolvent,  or a receiver of the  Indenture  Trustee or of its  property shall be appointed,  or any public  officer shall take charge or control of the  Indenture  Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

            then, in any such case,  (i) the  Issuer by an Issuer Order,  with the consent of the Note  Insurer,  may remove the Indenture  Trustee,  and the
Issuer shall join with the Indenture  Trustee in the  execution,  delivery and performance of all instruments  and agreements  necessary or proper to appoint a successor  Indenture  Trustee  acceptable to the Note Insurer and to vest in such successor  Indenture Trustee any property,  title,  right or power deemed necessary or desirable,  subject to the other  provisions  of this  Indenture;
provided,  however,  if the  Issuer  and the Note  Insurer do not join in such appointment  within  fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default  has  occurred  and is  continuing,  the
Indenture Trustee may petition a court of competent  jurisdiction to make such
appointment,  or  (ii) subject  to  Section 5.15,   and,  in  the  case  of  a
conflicting  interest as described in clause (1)  above,  unless the Indenture
Trustee's  duty to resign has been stayed as  provided in TIA  Section 310(b), the Note Insurer or any  Noteholder  who has been a bona fide Holder of a Note for at least six months  may,  on behalf of himself  and all others  similarly situated,  with  the  consent  of the  Note  Insurer,  petition  any  court of competent  jurisdiction  for the  removal  of the  Indenture  Trustee  and the appointment of a successor Indenture Trustee.

(e)   If the Indenture  Trustee shall resign,  be removed or become  incapable of acting,  or if a vacancy shall occur in the office of the Indenture Trustee for any cause,  the Issuer  (and if the Issuer  fails to do so within 30 days, the Note Issuer may),  by an Issuer Order shall  promptly  appoint a successor
Indenture  Trustee  acceptable to the Note  Insurer.  If within one year after such resignation,  removal or incapability or the occurrence of such vacancy a successor  Indenture  Trustee  shall be appointed by the Note Insurer or, with the consent of the Note Insurer,  by Act of the Holders of Notes  representing more than 50% of the Note Balance of the  Outstanding  Notes  delivered to the
Issuer and the retiring Indenture Trustee,  the successor Indenture Trustee so appointed  shall,  forthwith upon its acceptance of such  appointment,  become the successor  Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer.  If no successor  Indenture  Trustee  shall have been so appointed by the Issuer,  the Note  Insurer or  Noteholders  and shall have accepted  appointment in the manner hereinafter  provided,  any Noteholder who has been a bona fide  Holder of a Note for at least six months  may, on behalf of himself  and all others  similarly  situated,  with the consent of the Note
Insurer,  petition any court of competent  jurisdiction for the appointment of a successor Indenture Trustee.

(f)   The Issuer  shall give notice of each  resignation  and each  removal of the Indenture  Trustee and each appointment of a successor  Indenture  Trustee to the Holders of Notes and the Note  Insurer.  Each notice shall  include the name of the  successor  Indenture  Trustee  and the  address of its  Corporate
Trust Office.

Section 6.10.     Acceptance of Appointment by Successor.

      Every successor  Indenture  Trustee  appointed  hereunder shall execute, acknowledge  and deliver to the  Issuer,  the Note  Insurer  and the  retiring
Indenture Trustee an instrument accepting such appointment,  and thereupon the resignation  or  removal  of  the  retiring  Indenture  Trustee  shall  become effective and such successor Indenture Trustee,  without any further act, deed or  conveyance,  shall become vested with all the rights,  powers,  trusts and duties of the retiring Indenture Trustee.  Notwithstanding  the foregoing,  on request  of the  Issuer or the  successor  Indenture  Trustee,  such  retiring
Indenture Trustee shall,  upon payment of its charges,  execute and deliver an instrument  transferring to such successor  Indenture  Trustee all the rights, powers and trusts of the retiring  Indenture  Trustee,  and shall duly assign, transfer  and deliver to such  successor  Indenture  Trustee all  property and money held by such retiring Indenture Trustee  hereunder.  Upon request of any such  successor  Indenture  Trustee,  the Issuer shall execute and deliver any and all instruments for more fully and certainly  vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                                     -57-

      No successor  Indenture  Trustee shall accept its appointment  unless at the  time of  such  acceptance  such  successor  Indenture  Trustee  shall  be qualified and eligible under this Article.

Section 6.11.     Merger, Conversion, Consolidation or Succession to Business
of Indenture Trustee.

      Any  corporation  into  which  the  Indenture  Trustee  may be merged or converted or with which it may be consolidated,  or any corporation  resulting from any merger,  conversion or consolidation  to which the Indenture  Trustee shall be a party, or any corporation  succeeding to all or  substantially  all of the  corporate  trust  business  of the  Indenture  Trustee,  shall  be the successor of the Indenture Trustee hereunder,  provided such corporation shall be otherwise qualified and eligible under this Article,  without the execution or filing of any paper or any  further  act on the part of any of the  parties hereto. In case any Notes have been authenticated,  but not delivered,  by the
Indenture  Trustee  then in office,  any  successor by merger,  conversion  or
consolidation  to  such  authenticating   Indenture  Trustee  may  adopt  such
authentication  and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

Section 6.12.     Preferential Collection of Claims Against Issuer.

      The Indenture  Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a),  excluding any creditor  relationship listed in
TIA  Section 31l(b),  and an Indenture Trustee (and any co-trustee or separate
trustee)  who  has   resigned  or  been  removed   shall  be  subject  to  TIA
Section 311(a) to the extent indicated.

Section 6.13.     Co-Indenture Trustees and Separate Indenture Trustees.

      At any time or times, for the purpose of meeting the legal  requirements of the TIA or of any  jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint,  and, upon the written  request of the Indenture  Trustee,  of the Note Insurer or of the
Holders  of  Notes  representing  more  than 50% of the  Note  Balance  of the
Outstanding  Notes with respect to which a co-trustee  or separate  trustee is being  appointed  with the consent of the Note  Insurer,  the Issuer shall for such purpose  jointly with the Indenture  Trustee in the  execution,  delivery and  performance  of all  instruments  and  agreements  necessary or proper to appoint,  one or more Persons approved by the Indenture  Trustee either to act as co-trustee,  jointly with the Indenture Trustee,  of all or any part of the
Trust Estate,  or to act as separate  trustee of any such property,  in either case with such  powers as may be provided in the  instrument  of  appointment, and to  vest  in  such  Person  or  Persons  in the  capacity  aforesaid,  any property, title, right or power deemed necessary or desirable,  subject to the other  provisions  of  this  Section.  If the  Issuer  does  not  join in such appointment  within 15 days after the  receipt by it of a request to do so, or in case an Event of Default has  occurred  and is  continuing,  the  Indenture
Trustee  alone  shall  have  power  to make  such  appointment.  All  fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer.

                                     -58-

      Should  any  written  instrument  from the  Issuer  be  required  by any co-trustee or separate  trustee so appointed for more fully confirming to such co-trustee or separate trustee such property,  title,  right or power, any and all  such  instruments  shall,  on  request,  be  executed,  acknowledged  and delivered by the Issuer.

      Every  co-trustee or separate  trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(1)   The Notes shall be authenticated  and delivered and all rights,  powers,
      duties  and   obligations   hereunder  in  respect  of  the  custody  of
      securities,  cash and other personal property held by, or required to be deposited or pledged with,  the Indenture  Trustee  hereunder,  shall be exercised, solely by the Indenture Trustee.

(2)   The rights,  powers,  duties and obligations hereby conferred or imposed upon the  Indenture  Trustee in respect of any property  covered by such appointment  shall  be  conferred  or  imposed  upon  and  exercised  or performed by the Indenture  Trustee or by the Indenture Trustee and such co-trustee  or  separate  trustee  jointly,  as shall be provided in the instrument  appointing  such co-trustee or separate  trustee,  except to the  extent  that  under  any  law  of any  jurisdiction  in  which  any particular  act is to be  performed,  the  Indenture  Trustee  shall  be incompetent  or  unqualified  to perform  such act,  in which event such rights,  powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(3)   The  Indenture  Trustee  at  any  time,  by an  instrument  in  writing, executed  by it,  with the  concurrence  of the Issuer  evidenced  by an
      Issuer Order,  may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section,  and, in case an Event of
      Default has occurred and is  continuing,  the  Indenture  Trustee  shall have power to accept the resignation of, or remove,  any such co-trustee or  separate  trustee  without  the  concurrence  of the Issuer upon the written  request of the  Indenture  Trustee,  the Issuer shall join with the Indenture Trustee in the execution,  delivery and performance of all instruments  and  agreements  necessary  or  proper to  effectuate  such resignation  or  removal.  A  successor  to any  co-trustee  or separate trustee so resigned or removed may be appointed  in the manner  provided in this Section.

(4)   No co-trustee or separate trustee  hereunder shall be personally  liable by reason of any act or omission of the Indenture Trustee,  or any other such trustee hereunder.

                                     -59-

(5)   Any Act of  Noteholders  delivered  to the  Indenture  Trustee  shall be deemed  to have been  delivered  to each such  co-trustee  and  separate trustee.

Section 6.14.     Authenticating Agents.

      The Issuer shall  appoint an  Authenticating  Agent with power to act on its behalf and subject to its direction in the  authentication and delivery of the Notes  designated  for such  authentication  by the Issuer and  containing provisions  therein  for such  authentication  (or with  respect  to which the
Issuer has made other arrangements,  satisfactory to the Indenture Trustee and such  Authenticating  Agent,  for notation on the Notes of the authority of an
Authenticating  Agent appointed after the initial  authentication and delivery of such Notes) in connection with transfers and exchanges under  Section 2.06, as fully to all intents and  purposes as though the  Authenticating  Agent had been expressly  authorized by that Section to  authenticate and deliver Notes.
For all  purposes  of  this  Indenture  (other  than in  connection  with  the authentication  and  delivery of Notes  pursuant to Sections  2.05 and 2.11 in connection with their initial  issuance),  the  authentication and delivery of
Notes by the Authenticating  Agent pursuant to this Section shall be deemed to be the authentication  and delivery of Notes "by the Indenture  Trustee." Such
Authenticating  Agent  shall at all  times be a Person  that  both  meets  the requirements of Section 6.07  for the Indenture  Trustee  hereunder and has an office  for  presentation  of Notes  in the  United  States  of  America.  The
Indenture  Trustee shall  initially be the  Authenticating  Agent and shall be the Note  Registrar  as  provided in  Section 2.06.  The office from which the
Indenture   Trustee   shall   perform  its  duties  as  Note   Registrar   and
Authenticating  Agent shall be the Corporate Trust Office.  Any Authenticating
Agent appointed  pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental  indenture shall deliver to the Indenture Trustee as a condition  precedent to the  effectiveness of such appointment an instrument accepting the trusts,  duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note  Registrar and indemnifying the Indenture Trustee for and holding the Indenture  Trustee harmless against,  any loss,  liability or expense (including  reasonable attorneys' fees) incurred without negligence or  bad  faith  on  its  part,  arising  out  of or  in  connection  with  the acceptance,  administration  of the trust or  exercise  of  authority  by such
Authenticating Agent, Note Registrar or co-Note Registrar.

      Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be consolidated,  or any corporation  resulting from any  merger,  consolidation  or  conversion  to which any  Authenticating
Agent shall be a party, or any  corporation  succeeding to the corporate trust
business  of  any  Authenticating   Agent,  shall  be  the  successor  of  the
Authenticating  Agent  hereunder,  if such successor  corporation is otherwise eligible  under this  Section,  without the execution or filing of any further act on the part of the  parties  hereto  or the  Authenticating  Agent or such successor corporation.

      Any  Authenticating  Agent  may at any time  resign  by  giving  written notice of  resignation  to the  Issuer.  The Issuer may at any time  terminate
the  agency  of  any   Authenticating   Agent  by  giving  written  notice  of
termination to such  Authenticating  Agent and the Issuer. Upon receiving such a notice of  resignation  or upon such a  termination,  or in case at any time any  Authenticating  Agent shall cease to be eligible under this Section,  the
Issuer shall promptly  appoint a successor  Authenticating  Agent,  shall give written notice of such  appointment to the Indenture  Trustee,  and shall mail notice of such appointment to all Holders of Notes.

                                     -60-

      The Indenture Trustee agrees, subject to Section 6.01(e),  to pay to any
Authenticating  Agent  from  time  to  time  reasonable  compensation  for its services and the  Indenture  Trustee  shall be entitled to be  reimbursed  for such  payments  pursuant  to  Section 6.04  of the  Servicing  Agreement.  The
provisions  of  Sections  2.09,  6.04 and  6.05  shall  be  applicable  to any
Authenticating Agent.

Section 6.15.     Review of Mortgage Files.

(a)   Initial  Certification.  The Indenture Trustee shall, for the benefit of the  Noteholders  and the Note  Insurer,  cause the  Custodian  to review each
Mortgage  File  prior to the  Closing  Date to  ascertain  that all  documents required to be included in the Mortgage File are included  therein,  and shall cause  the  Custodian  to  deliver  to the  Seller,  the  Representative,  the
Depositor,  the Note Insurer,  the  Indenture  Trustee and the Servicer on the
Closing Date an Initial  Certification  in the form attached as Exhibit E-1 to the  Custodial  Agreement  with  respect to each  Mortgage  Loan to the effect that,  except as  specifically  noted on a  schedule  of  exceptions  thereto,
(A) all  documents  required to be contained  in the Mortgage  File are in its possession,  (B) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (C) based on its  examination and only as to the  foregoing  documents,  the  information  set  forth on the related Mortgage Loan Schedule  accurately  reflects  information set forth in the Mortgage File.

      It is  understood  that  before  making the Initial  Certification,  the
Indenture  Trustee shall cause the  Custodian to examine the related  Mortgage
Loan Documents to confirm that:

(1)   each  Mortgage  Note  and  Mortgage  bears  an  original   signature  or
      signatures  purporting  to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted,  that such copies bear a reproduction of such signature or signatures;

(2)   except  for the  endorsement  in blank,  neither  the  Mortgage  nor any
      Assignment,  on  the  face  or the  reverse  side(s)  thereof,  contains
      evidence  of  any  unsatisfied   claims,   liens,   security  interests,
      encumbrances or restrictions on transfer;

(3)   the  principal  amount  of  the  indebtedness  secured  by  the  related
      Mortgage is identical to the  original  principal  amount of the related
      Mortgage Note;

(4)   the Assignment of the related  Mortgage from the Seller to the Indenture
      Trustee  is  in  the  form  required   pursuant  to  clause (e)  of  the
      definition  of  "Mortgage  Loan  Documents"  in the  Mortgage  Loan Sale
      Agreement,  and bears an original  signature of the Seller and any other necessary  party (or signatures  purporting to be that of the Seller and any such  other  party)  or, if  photocopies  are  permitted,  that such copies bear a reproduction of such signature or signatures;

(5)   if intervening  Assignments are included in the Mortgage File, each such intervening  Assignment  bears  an  original  signature  of the  related mortgagee  and/or  the  assignee  (and any other  necessary  party)  (or signatures  purporting to be that of each such party) or, if photocopies are permitted,  that such copies bear a  reproduction  of such signature or signatures;

                                     -61-

(6)   if either a title  insurance  policy,  a  preliminary  title report or a written  commitment to issue a title insurance policy is delivered,  the address  of the real  property  set  forth  in such  policy,  report  or written  commitment is identical to the real property address  contained in the related Mortgage; and

(7)   if any of a title insurance policy,  certificate of title insurance or a written commitment to issue a title insurance policy is delivered,  such policy,  certificate  or  written  commitment  is for an amount not less than the  original  principal  amount of the related  Mortgage  Note and such title insurance  policy insures that the related Mortgage creates a first or second  lien,  senior in  priority to all other deeds of trust, mortgages,  deeds to secure  debt,  financing  statements  and  security agreements  and to any  mechanics'  liens,  judgment  liens  or writs of attachment  other than the related  senior lien, if  applicable,  (or if the title  insurance  policy or certificate  of title  insurance has not been issued,  the written  commitment for such  insurance  obligates the insurer  to issue such  policy for an amount not less than the  original principal amount of the related Mortgage Note).

(b)   Final  Certification.  On or before one year following the Closing Date, the Indenture Trustee shall cause the Custodian to deliver to the Seller,  the
Representative,  the Depositor,  the Note Insurer,  the Indenture  Trustee and
the Servicer a Final  Certification in the form attached as Exhibit E-2 to the
Custodial Agreement  evidencing the completeness of the Mortgage File for each
Mortgage  Loan,  except as  specifically  noted on a  schedule  of  exceptions thereto.

(c)   In   giving   each  of  the   Initial   Certification   and  the   Final
Certification,  neither the Indenture Trustee nor the Custodian shall be under any duty or obligation (1) to inspect,  review or examine any such  documents, instruments,  securities  or  other  papers  to  determine  that  they  or the
signatures   thereto  are  genuine,   enforceable,   or  appropriate  for  the
represented  purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (2) to  determine  whether any  Mortgage  File  should  include  a flood  insurance  policy,  any  rider, addenda, surety or guaranty agreement,  power of attorney, buy down agreement,
assumption   agreement,   modification   agreement,   written   assurance   or
substitution agreement.

(d)   Recordation  Report.  In the event that the Mortgage  Loans are required to be recorded in  accordance  with the  provisions  of the Mortgage Loan Sale
Agreement,  no  later  than  the  fifth  Business  Day of  each  third  month,
commencing  in                  200 ,  the  Indenture  Trustee shall cause the
Custodian  to  deliver  to the  Servicer  and the Note  Insurer a  recordation report  dated as of the first day of such month,  identifying  those  Mortgage
Loans for which it has not yet received (1) an original  recorded  Mortgage or a copy  thereof  certified  to be true and  correct  by the  public  recording office in possession of such Mortgage or (2) an original  recorded  Assignment of  the  Mortgage  to the  Indenture  Trustee  and  any  required  intervening
Assignments  or a copy thereof  certified to be a true and correct copy by the public recording office in possession of such Assignment.

Section 6.16.     Indenture Trustee Fees and Expenses.

                                     -62-

      The  Indenture  Trustee  shall be  entitled  to  receive  the  Indenture
Trustee Fee on each Payment Date as provided  herein.  The  Indenture  Trustee also shall be entitled,  pursuant to the  provisions  of  Section 6.04  of the
Servicing  Agreement,   to  (i) payment  of  or  reimbursement  for  expenses,
disbursements  and  advances  incurred  or made by the  Indenture  Trustee  in accordance  with any of the provisions of this Agreement  (including,  but not limited to, the reasonable  compensation and the expenses and disbursements of its counsel and of all  persons  not  regularly  in its employ) as provided in the Servicing Agreement,  and  (ii) indemnification  against losses, liability and expenses,  including reasonable attorney's fees, incurred,  arising out of or in  connection  with  this  Agreement  and the  Notes  as  provided  in the
Servicing Agreement.

Section 6.17.     Tax Reporting.

      The Indenture  Trustee shall provide on an annual basis, or as otherwise required by the Owner  Trustee,  all  information  relating to payments on the
Notes  as is  reasonably  required  by  the  Owner  Trustee  pursuant  to  its obligations  under  Section  2(b)(i) of the  Management  Agreement and Section
2.11(k) of the Deposit Trust Agreement.

ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of
Noteholders.

(a)   The Issuer  shall  furnish  or cause to be  furnished  to the  Indenture
Trustee  (i) semiannually,  not less than 45 days nor more than 60 days  after the Payment  Date  occurring  closest to six months after the Closing Date and
each  Payment  Date   occurring  at  six-month   intervals   thereafter,   all
information  in the  possession or control of the Issuer,  in such form as the
Indenture  Trustee may  reasonably  require,  as to names and addresses of the
Holders of Notes,  and (ii) at such other times, as the Indenture  Trustee may request in  writing,  within 30 days  after  receipt by the Issuer of any such request,  a list of  similar  form and  content  as of a date not more than 10 days  prior to the time such list is  furnished;  provided,  however,  that so long as the  Indenture  Trustee is the Note  Registrar,  no such list shall be required to be furnished.

(b)   In addition  to  furnishing  to the  Indenture  Trustee  the  Noteholder lists, if any,  required under  subsection (a),  the Issuer shall also furnish all  Noteholder  lists,  if any,  required  under  Section 3.03  at the  times required by Section 3.03.

Section 7.02.     Preservation of Information; Communications to Noteholders.

(a)   The  Indenture  Trustee  shall  preserve,  in as  current  a form  as is reasonably  practicable,  the  names and  addresses  of the  Holders  of Notes contained in the most recent list, if any,  furnished to the Indenture Trustee as  provided in  Section 7.01  and the names and  addresses  of the Holders of
Notes  received by the  Indenture  Trustee in its capacity as Note  Registrar.
The  Indenture  Trustee may destroy  any list  furnished  to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                                     -63-

(b)   Noteholders may communicate  pursuant to TIA  Section 312(b)  with other
Noteholders  with respect to their  rights  under this  Indenture or under the
Notes.

(c)   The Issuer,  the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

Section 7.03.     Reports by Indenture Trustee.

(a)   Within 60 days after  December 31 of each year (the  "reporting  date"), commencing  with the year after the issuance of the Notes,  (i) the  Indenture
Trustee shall, if required by TIA Section 313(a),  mail to all Holders a brief report dated as of such reporting date that complies with TIA  Section 313(a);
(ii) the  Indenture  Trustee shall, to the extent not set forth in the Payment
Date Statement pursuant to Section 2.08(d),  also mail to Holders of Notes and the Note Insurer with respect to which it has made advances,  any reports with respect to such advances that are required by TIA Section 313(b)(2);  and, the
Indenture  Trustee  shall also mail to  Holders of Notes and the Note  Insurer
any  reports   required  by  TIA   Section 313(b)(1).   For  purposes  of  the
information  required  to be  included  in any such  reports  pursuant  to TIA
Sections  313(a)(2),  313(b)(1) (if applicable),  or 313(b)(2),  the principal amount  of  indenture  securities  outstanding  on the date as of  which  such information  is  provided  shall be the Note  Balance of the then  Outstanding
Notes covered by the report.

(b)   A copy of each report  required under this  Section 7.03  shall,  at the time of such  transmission  to Holders of Notes and the Note  Insurer be filed by the  Indenture  Trustee  with  the  Commission  and  with  each  securities exchange  upon  which  the  Notes are  listed.  The  Issuer  will  notify  the
Indenture Trustee when the Notes are listed on any securities exchange.

Section 7.04.     Reports by Issuer.

      The Issuer (a) shall  deliver to the  Indenture  Trustee  within 15 days after the Issuer is  required to file the same with the  Commission  copies of the annual  reports and of the  information,  documents  and other reports (or copies of such  portions  of any of the  foregoing  as the  Commission  may by rules and regulations  prescribe) that the Issuer is required to file with the
Commission  pursuant to Section 13 or 15(d) of the Securities  Exchange Act of
1934, as amended,  and (b) shall also comply with the other  provisions of TIA
Section 314(a).

Section 7.05.     Exchange Act Reporting.  In connection  with the preparation and filing of periodic  reports by the  Servicer  pursuant to Section  4.01 of the Servicing  Agreement,  the Indenture  Trustee shall timely  provide to the
Servicer  (I) a list of Holders as shown on the Note  Register or  Certificate
Register as of the end of each calendar  year,  (II) copies of all  pleadings, other legal process and any other  documents  relating to any claims,  charges
or  complaints   involving  the  Indenture   Trustee,   as  indenture  trustee
hereunder,  or the Trust  Estate that are received by the  Indenture  Trustee,
(III) notice of all matters  that,  to the actual  knowledge of a  Responsible
Officer  of the  Indenture  Trustee,  have  been  submitted  to a vote  of the
Holders,  other than those  matters that have been  submitted to a vote of the
Holders at the request of the  Depositor or the  Servicer,  and (IV) notice of any  failure of the  Indenture  Trustee to make any  payment to the Holders as required  pursuant to this  Indenture.  Neither the Servicer nor the Indenture
Trustee shall have any  liability  with respect to the  Servicer's  failure to properly prepare or file such periodic  reports  resulting from or relating to the Servicer's  inability or failure to obtain any  information  not resulting from the Servicer's own negligence or willful misconduct.

                                     -64-

                                ARTICLE VIII

          ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

Section 8.01.     Collection of Moneys.

      Except as otherwise  expressly  provided herein,  the Indenture  Trustee may demand  payment or delivery of, and shall  receive and  collect,  directly
and  without   intervention  or  assistance  of  any  fiscal  agent  or  other intermediary,  all money and other  property  payable to or  receivable by the
Indenture  Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall hold all such money and  property  received by it as part of the Trust  Estate and shall apply it as provided in this Indenture.

      If the Indenture  Trustee shall not have received the  Remittable  Funds by close of  business on any  related  Deposit  Date,  the  Indenture  Trustee
shall,   unless  the  Issuer  or  the  Servicer  shall  have  made  provisions satisfactory  to the Indenture  Trustee for delivery to the Indenture  Trustee of an amount equal to such Remittable Funds,  deliver a notice, with a copy to the Note  Insurer,  to the Issuer and the  Servicer of their  failure to remit such Remittable  Funds and that such failure,  if not remedied by the close of business  on the  Business  Day  after  the date  upon  which  such  notice is delivered to the  Servicer,  shall  constitute  an event of default  under the
Servicing  Agreement.  If the Indenture Trustee shall subsequently receive any such  Remittable  Funds by 2:00 p.m.  Eastern Time on such  Business Day, such
Event of Default  shall not be deemed to have  occurred.  Notwithstanding  any other provision  hereof,  the Indenture Trustee shall deliver to the Issuer or the Servicer,  or their respective designee or assignee,  any Remittable Funds received  with  respect to a Mortgage  Loan after the related  Deposit Date to the extent  that the Issuer or the  Servicer,  respectively,  previously  made payment or  provision  for payment with  respect to such  Remittable  Funds in accordance with this Section 8.01,  and any such Remittable Funds shall not be deemed part of the Trust Estate.

      Except  as  otherwise  expressly  provided  in  this  Indenture  and the
Servicing  Agreement,  if, following  delivery by the Indenture Trustee of the notice  described above, the Servicer shall fail to remit the Remittable Funds on any Deposit Date,  the  Indenture  Trustee shall deliver a second notice to the  Servicer,  the Issuer and the Note  Insurer by 2:00 p.m.  Eastern Time on
the third Business Day prior to the related  Payment Date  indicating  that an event of default  occurred and is continuing  under the  Servicing  Agreement.
Thereupon,  the  Indenture  Trustee shall take such actions as are required of the  Indenture  Trustee  under  Article  VI of  the  Servicing  Agreement.  In addition,  if a default  occurs in any other  performance  required  under the
Servicing  Agreement,  the Indenture  Trustee may, and upon the request of the
Note  Insurer or, with the consent of the Note  Insurer,  the Holders of Notes representing  more  than  50% of the Note  Balance  of the  Outstanding  Notes shall,  take such  action as may be  appropriate  to enforce  such  payment or
performance   including  the   institution   and  prosecution  of  appropriate
Proceedings.  Any such  action  shall be  without  prejudice  to any  right to claim a Default  or Event of  Default  under  this  Indenture  and to  proceed thereafter as provided in Article V.

                                     -65-

Section 8.02.     Note Account; Distributions.

(a)   The Issuer  hereby  directs the Indenture  Trustee to establish,  at the
Corporate  Trust  Office,  one or more  separate  trust  accounts  that  shall collectively  be the  "Note  Account"  on or  before  the  Closing  Date.  The
Indenture   Trustee  shall  promptly  deposit  in  the  Note  Account  (i) all
Remittable  Funds  received by it from the Servicer  pursuant to the Servicing
Agreement,  (ii) any  other funds from any deposits to be made by the Servicer
pursuant  to  the  Servicing  Agreement,   (iii) any  amount  required  to  be
deposited  in the Note  Account  pursuant to  Section 8.01,  (iv) all  amounts received  pursuant to  Section 8.03,  and (v)  all other amounts  received for deposit in the Note Account,  including the payment of any Purchase  Price for a Mortgage  Loan  received by the  Indenture  Trustee.  All  amounts  that are deposited  from time to time in a Note  Account are subject to  withdrawal  by the Indenture  Trustee for the purposes set forth in  subsections  (c) and (d)
of this  Section 8.02.  All funds withdrawn from the Note Account  pursuant to subsection (c)  of this Section 8.02 for the purpose of making payments to the
Holders of Notes shall be applied in accordance with Section 3.03.

(b)   So long as no  Default or Event of Default  shall have  occurred  and be continuing,  amounts held in the Note Accounts  shall be invested in Permitted
Investments,  which  Permitted  Investments  shall  mature  no later  than the
Business Day preceding the immediately following Payment Date.

      All income or other gains, if any, from  investment of moneys  deposited in the Note  Accounts  shall be for the  benefit of the  Servicer  and on each
Payment  Date,  any such  amounts may be released  from the Note  Accounts and paid to the Servicer as part of its compensation  for acting as Servicer.  Any loss  resulting  from such  investment  of moneys  deposited in a Note Account shall  be  reimbursed  immediately  as  incurred  to the Note  Account  by the
Servicer.  Subject to  Section 6.01  and the preceding  sentence,  neither the
Indenture  Trustee nor the Servicer  shall in any way be held liable by reason of any insufficiency in the Note Accounts.

(c)   On each Payment Date, the Indenture  Trustee shall  withdraw  amounts on deposit  in the Note  Account  and pay on a pari  passu  basis  the  Indenture
Trustee Fee, Transition Expenses,  if any not paid by the Servicer pursuant to the Servicing  Agreement (not to exceed $50,000 in the  aggregate),  any gains or income from  investments on the Note Account to the Servicer and,  provided notice is given to the  Indenture  Trustee no later than the 4th  Business Day prior  to the  Payment  Date  and to the  extent  such  amounts  have not been withdrawn  pursuant  to  Sections  2.02 and 4.01 of the  Servicing  Agreement,
amounts  required to pay the Servicer any unpaid  Servicing  Fees then due and to  reimburse  the  Servicer  for  Monthly  Advances  and  Servicing  Advances
previously  made by, and not  previously  reimbursed  to or  retained  by, the
Servicer,  which are so reimbursable to the Servicer pursuant to the Servicing
Agreement (as reported in writing by the Servicer to the  Indenture  Trustee).
After  payment of such  amounts,  unless the Notes have been  declared due and payable  pursuant  to  Section 5.02  and  moneys  collected  by the  Indenture
Trustee are being applied in accordance with Section 5.07,  Available Funds on deposit in the Note  Account on any Payment Date or  Redemption  Date shall be withdrawn from such Note Account, in the amounts required,  for application on such Payment Date as follows:

                                     -66-

(i)   first,  to the PMI  Insurer,  the amount  owing for such Payment Date to the PMI Insurer for the premium  payable in respect of the PMI  Mortgage
      Loans;

(ii)  second,  to the Note Insurer,  the Note Insurer Premium for such Payment
      Date in respect of the Notes;

(iii) third,  to the  Noteholders,  the Note  Interest  with  respect  to such
      Payment Date;

(iv)  fourth,  to the  Noteholders,  the amount of Monthly  Principal  for the
      Notes with  respect  to such  Payment  Date,  in  reduction  of the Note
      Balance until the Note Balance is reduced to zero;

(v)   fifth,  to the Note Insurer,  the amount owing to the Note Insurer under the Insurance  Agreement for  reimbursement  for prior draws made on the
      Insurance  Policy in respect of the Notes and any other amounts owing to the Note Insurer under the  Insurance  Agreement  (including  any unpaid
      Note Insurer Premium in respect of the Notes);

(vi)  sixth, to the Noteholders, the Overcollateralization  Deficiency Amount,
      if any, on such  Payment Date (after  giving  effect to  application  of
      Monthly  Principal  for such  Payment  Date),  in  reduction of the Note
      Balance until the Note Balance is reduced to zero; and

(vii) seventh,  to  the  Indenture  Trustee  pursuant  to  the  terms  of  the
      Servicing  Agreement,  Transition Expenses in excess of $50,000, if any, and other costs and  expenses,  if not paid by the Servicer  pursuant to the Servicing Agreement or the Custody Agreement.

(d)   On or after each Payment Date,  so long as the  Indenture  Trustee shall have  prepared a Payment  Date  Statement  in respect of such Payment Date and
(1) shall have  made,  or, in  accordance  with  Section 3.03,  set aside from amounts  in the Note  Account  an  amount  sufficient  to make,  the  payments required  to be made as set  forth in  Section 8.02(c)  as  indicated  in such
Payment  Date  Statement,  and (2) shall have set aside any amounts  that have been deposited in the Note Account prior to such time that  represent  amounts that are to be used to make  payments  on the  Notes  on the  next  succeeding
Payment Date,  the cash balance,  if any, then  remaining in such Note Account shall be  withdrawn  from such Note Account by the  Indenture  Trustee and, so long as no Default or Event of Default shall have occurred and be  continuing, shall be released  from the lien of this  Indenture  and paid by the Indenture
Trustee to the Issuer.

(e)   Any payments  made by the  Indenture  Trustee to the Issuer  pursuant to this Section 8.02  shall be remitted to the Certificate  Distribution  Account established and maintained pursuant to the Trust Agreement.

(f)   In  the  event  the  Indenture   Trustee  is  required  to  establish  a
Collection Account pursuant to the Servicing Agreement,  the Indenture Trustee shall  establish  and maintain such account in the manner  required  under the
Servicing  Agreement.  The  Indenture  Trustee shall  reinvest  amounts in the
Collection   Account  at  the   direction   of  the   Servicer  in   Permitted
Investments.  All income or other gains,  if any,  from  investment  of moneys deposited in the Collection  Account shall be for the benefit of the Servicer, and the Indenture  Trustee shall release any such amounts from the  Collection
Account to the Servicer on each Deposit Date.

                                     -67-

Section 8.03.     Claims Upon the Insurance Policy; Insurance Policy Payments
Account.

(a)   If,  by the  close of  business  on the  third  Business  Day prior to a
Payment Date, the Indenture  Trustee  determines that a Deficiency  Amount for any  Payment  Date is greater  than zero or that a claim may be made under the
Insurance  Policy  in  respect  to any  amount  paid to  Noteholders  which is recoverable  in bankruptcy as a preference,  then the Indenture  Trustee shall give  notice to the Note  Insurer by  telephone  or  telecopy of the amount of such Deficiency  Amount or preference.  Such notice of such Deficiency  Amount shall be  confirmed  in  writing  in the form set  forth as  Exhibit A  to the
Endorsement of the Insurance  Policy, to the Note Insurer and the Fiscal Agent
(as defined in the  Insurance  Policy),  if any,  at or before  12:00 noon New
York time on the third  Business  Day prior to such  Payment  Date.  Following
Receipt  (as  defined in the  Insurance  Policy)  by the Note  Insurer of such notice in such form,  the Note Insurer will pay any amount  payable  under the
Insurance  Policy on the later to occur of (i) 12:00 noon New York time on the third Business Day following  such receipt and  (ii) 12:00  noon New York time on the  Payment  Date to which such  deficiency  relates,  as  provided in the
Endorsement to the Insurance Policy.

(b)   The Indenture  Trustee shall establish a separate  special purpose trust account for the benefit of Holders of the Notes and the Note Insurer  referred to herein as the "Insurance  Policy Payments Account" over which the Indenture
Trustee  shall  have  exclusive  control  and sole  right of  withdrawal.  The
Indenture  Trustee shall deposit any amount paid under the Insurance Policy in the Insurance  Policy  Payments  Account and  distribute  such amount only for purposes  of payment to Holders of Notes of the  Insured  Payment  for which a claim was made,  and such  amount may not be  applied  to  satisfy  any costs, expenses or  liabilities of the Servicer,  the Indenture  Trustee or the Trust
Estate.  Amounts paid under the Insurance  Policy shall be  transferred to the
Note Account in accordance  with the next  succeeding  paragraph and disbursed
by  the   Indenture   Trustee  to  Holders   of  Notes  in   accordance   with
Section 8.02(c).  It shall not be  necessary  for such  payments to be made by checks or wire  transfers  separate from the checks or wire  transfers used to pay the Insured  Payment  with other  funds  available  to make such  payment.
However,  the amount of any payment of  principal  of or interest on the Notes to be paid from funds  transferred  from the Insurance Policy Payments Account shall be noted as provided in paragraph  (c) below in the Note Register and in
the   statement  to  be  furnished  to  Holders  of  the  Notes   pursuant  to
Section 7.02.  Funds held in the Insurance  Policy Payments  Account shall not be  invested.  Proceeds  of the  Insurance  Policy  shall  not  be  considered payment by the Issuer with respect to such Notes,  and the Note Insurer  shall become  the owner of such  unpaid  amounts  due from the  Issuer in respect of such Insured  Payments as the deemed assignee and subrogee of such Noteholders and shall be entitled to received the  reimbursement in respect  thereof.  The
Indenture  Trustee hereby agrees on behalf of each  Noteholder for the benefit of the Note  Insurer  that it  recognizes  that to the extent the Note Insurer makes Insured  Payments for the benefit of the  Noteholders,  the Note Insurer will be entitled to receive the related  reimbursement  in accordance with the priority of distributions referenced in Section 8.02(c) hereof.

                                     -68-

(c)   Each  Noteholder,  by its purchase of Notes,  and the Indenture  Trustee hereby agree that,  unless a Note Insurer  Default  exists and is  continuing, the Note  Insurer  shall have the right to direct all matters  relating to the
Notes in any  proceeding  in a bankruptcy  of the Issuer,  including,  without limitation,  any proceeding  relating to a Preference Claim and the posting of any surety or Note pending any such appeal.

(d)   Unless a Note Insurer  Default exists and is  continuing,  the Indenture
Trustee  shall  cooperate in all respects with any  reasonable  request by the
Note  Insurer for action to preserve or enforce the Note  Insurer's  rights or interests  hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

(e)   The Indenture  Trustee shall surrender the Insurance  Policy to the Note
Insurer for  cancellation  upon the  expiration  of the term of the  Insurance
Policy as provided in the Insurance Agreement.

      On any  Payment  Date with  respect to which a claim has been made under the  Insurance  Policy,  the  amount of any funds  received  by the  Indenture
Trustee as a result of any claim  under the  Insurance  Policy,  to the extent required to make the Insured Payment on such Payment Date,  shall be withdrawn from the Insurance  Policy Payments  Account and deposited in the Distribution
Account and applied by the  Indenture  Trustee,  together with the other funds to be withdrawn from the Note Account pursuant to Section 8.02(c)  directly to the payment in full of the Insured  Payment due on the Notes.  Funds  received by the Indenture  Trustee as a result of any claim under the Insurance  Policy shall be deposited by the Indenture  Trustee in the Insurance  Policy Payments
Account  and used  solely for  payment to the Holders of the Notes and may not be applied to satisfy any costs, expenses or liabilities of the Servicer,  the
Indenture  Trustee,  or the Trust Estate. Any funds remaining in the Insurance
Policy  Payments  Account on the first  Business Day  following a Payment Date shall be remitted to the Note  Insurer,  pursuant to the  instructions  of the
Note Insurer, by the end of such Business Day.

(f)   The Indenture  Trustee shall keep a complete and accurate  record of the amount of  interest  and  principal  paid in respect  of any Note from  moneys received  under the  Insurance  Policy.  The Note Insurer shall have the right to inspect such records at reasonable  times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

(g)   The Indenture  Trustee shall promptly notify the Note Insurer and Fiscal
Agent  of any  proceeding  or  the  institution  of any  action,  of  which  a
Responsible  Officer of the Indenture Trustee has actual knowledge seeking the avoidance as a preferential transfer under applicable bankruptcy,  insolvency, receivership  or similar law (a  "Preference  Claim") of any  Insured  Payment
made with respect to the Notes.  Each Holder of the Notes,  by its purchase of such Certificates,  the Servicer,  and the Indenture Trustee hereby agree that the Note  Insurer  (so long as no Note  Insurer  Default has  occurred  and is continuing)  may  at any  time  during  the  continuation  of  any  proceeding relating to a Preference  Claim direct all matters relating to such Preference
Claim, including,  without limitation,  (i) the direction of any appeal of any order relating to such  Preference  Claim and (ii) the  posting of any surety, supersedeas  or  performance  bond  pending any such  appeal.  In addition and without  limitation of the foregoing,  the Note Insurer shall be subrogated to the rights of the  Servicer,  the  Indenture  Trustee,  and each Holder of the
Notes  in the  conduct  of  any  such  Preference  Claim,  including,  without limitation,  all rights of any party to an  adversary  proceeding  action with respect  to any court  order  issued in  connection  with any such  Preference
Claim.

                                     -69-

Section 8.04.     General Provisions Regarding the Note Accounts and Mortgage
Loans.

(a)   Each Note Account  shall relate  solely to the Notes and to the Mortgage
Loans,  Permitted  Investments  and other property  securing the Notes.  Funds and other property in the Note Account shall not be commingled  with any other moneys or property of the Issuer or any Affiliate  thereof except as otherwise expressly provided for herein.  Notwithstanding  the foregoing,  the Indenture
Trustee  may hold any funds or other  property  received or held by it as part of the Note  Account in  collective  accounts  maintained  by it in the normal course of its business and  containing  funds or property held by it for other
Persons  (which may include the Issuer or an  Affiliate),  provided  that such accounts  are  under  the  sole  control  of the  Indenture  Trustee  and  the
Indenture Trustee maintains  adequate records  indicating the ownership of all such funds or  property  and the  portions  thereof  held for credit to a Note
Account.

(b)   If any  amounts  are  needed  for  payment  from  the Note  Account  and sufficient  uninvested  funds are not available  therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise  converted to cash a sufficient amount of the investments in such Note Account.

(c)   The  Indenture   Trustee  shall,  at  all  times  while  any  Notes  are
Outstanding,  maintain in its  possession,  or in the  possession  of an agent whose  actions  with  respect to such items are under the sole  control of the
Indenture Trustee,  all certificates or other instruments,  if any, evidencing any  investment  of funds in the Note  Account.  The  Indenture  Trustee shall relinquish  possession  of such items,  or direct its agent to do so, only for purposes of  collecting  the final payment  receivable  on such  investment or certificate  or, in  connection  with the sale of any  investment  held in the
Note Account,  against  delivery of the amount  receivable in connection  with any sale.

(d)   The  Indenture  Trustee shall not invest any part of the Trust Estate in
Permitted  Investments that constitute  uncertificated  securities (as defined in  Section 8-102  of the Uniform  Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry  securities unless it has received an
Opinion  of  Counsel  reasonably  satisfactory  in form and  substance  to the
Indenture  Trustee  setting  forth,  with respect to each type of security for which  authority  to  invest  is being  sought,  the  procedures  that must be followed to maintain the lien and security  interest created by this Indenture with respect to the Trust Estate.

Section 8.05.     Releases of Defective Mortgage Loans.

      Upon notice or discovery that any of the  representations  or warranties of the Seller set forth in  Section 4(b)  and  Exhibit B of the Mortgage  Loan
Sale Agreement was materially  incorrect or otherwise  misleading with respect to any Mortgage Loan as of the time made,  the Indenture  Trustee shall direct the  Seller to either  (i) within  60 days after the  Seller  receives  actual knowledge of such incorrectness,  eliminate or otherwise cure the circumstance or  condition  in  respect  of  which  such  representation  or  warranty  was incorrect as of the time made,  (ii) withdraw  such  Defective  Mortgage  Loan from  the lien of this  Indenture  following  the  expiration  of such  60-day period by  depositing  to the Note  Account  an amount  equal to the  Purchase
Price for such  Mortgage  Loan or  (iii) substitute  a  Qualified  Replacement
Mortgage Loan for such Defective  Mortgage Loan and deposit any Purchase Price required  to  be  paid  in  connection  with  such  substitution  pursuant  to
Section 7 of the Mortgage  Loan Sale  Agreement,  all as provided in Section 7 of the Mortgage  Loan Sale  Agreement.  Upon any  purchase of or  substitution for a Defective  Mortgage Loan by the Seller in accordance  with  Section 7 of the Mortgage Sale Agreement,  the Indenture Trustee shall deliver the Mortgage
File relating to such  Defective  Mortgage Loan to the Seller,  and the Issuer
and the Indenture  Trustee shall execute such  instruments  of transfer as are necessary to convey title to such  Defective  Mortgage Loan to the Seller from the lien of this Indenture.

                                     -70-

Section 8.06.     Reports by Indenture Trustee to Noteholders; Access to
Certain Information.

      On each Payment  Date,  the Indenture  Trustee shall make  available the written report required by  Section 2.08(d) to Noteholders of record as of the related  Record  Date  (including  the  Clearing  Agency,  if  any).  via  the
Indenture  Trustee's  internet  website  and its  fax-on-demand  service.  The
Indenture   Trustee's   internet   website  shall  be  initially   located  at
"                   ".  Assistance  in using the website or the  fax-on-demand service can be obtained by calling the Indenture  Trustee's  customer  service
desk at                          .  Noteholders  that  are  unable  to use the
above  distribution  options are  entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.

      The  Indenture  Trustee  shall make  available  at its  Corporate  Trust
Office,  during normal  business  hours,  for review by any  Noteholder or any person  identified  to the  Indenture  Trustee  as a  prospective  Noteholder, originals  or  copies  of the  following  items:  (a)  the  Indenture  and any amendments  thereto,  (b) all Payment Date Statements  delivered to the Issuer since the  Closing  Date,  (c) any  Officers'  Certificates  delivered  to the
Indenture  Trustee  since the Closing Date as described in the  Indenture  and
(d) any  Accountants'  reports  delivered to the  Indenture  Trustee since the
Closing  Date as required  under the  Servicing  Agreement.  Copies of any and all of the foregoing  items will be available from the Indenture  Trustee upon request;  however,  the Indenture Trustee will be permitted to require payment of a sum  sufficient to cover the  reasonable  costs and expenses of providing such  copies  and  shall  not be  required  to  provide  such  copies  without reasonable assurances that such sum will be paid.

Section 8.07.     Trust Estate Mortgage Files.

(a)   The Indenture  Trustee shall release  Mortgage Files or portions thereof to the Servicer on the terms specified in the Servicing Agreement.

(b)   The  Indenture  Trustee  shall,  at such  time  as  there  are no  Notes outstanding,  release  all of the Trust  Estate to the Issuer  (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02).

Section 8.08.     Amendment to Servicing Agreement.

                                     -71-

      The  Indenture  Trustee  may,  without the consent of any Holder,  enter into or consent to any amendment or supplement to the Servicing  Agreement for the purpose of increasing  the  obligations  or duties of any party other than the  Indenture  Trustee or the  Holders of the Notes.  The  Indenture  Trustee
may,  in its  discretion,  decline  to  enter  into  or  consent  to any  such
supplement  or  amendment:   (i) unless  the  Indenture  Trustee  receives  an
Opinion of Counsel  that the position of the Holders  would not be  materially adversely  affected or written  confirmation from the Rating Agencies that the then-current  implied  ratings on the Notes  (without  taking into account the
Insurance  Policy)  would not be  adversely  affected  by such  supplement  or amendment or (ii) if its own rights,  duties or immunities  would be adversely affected.

Section 8.09.     Delivery of the Mortgage Files Pursuant to Servicing
Agreement.

      As is  appropriate  for the  servicing  or  foreclosure  of any Mortgage
Loan,  the  Indenture  Trustee  shall  cause the  Custodian  to deliver to the
Servicer of such  Mortgage  the  Mortgage  Files for such  Mortgage  Loan upon receipt by the  Indenture  Trustee and the  Custodian  on or prior to the date such release is to be made of:

(a)   such  Officers'  Certificates,  if any, as are required by the Servicing
Agreement; and

(b)   a  "Request  for  Release"  in the  form  prescribed  by  the  Servicing
Agreement,  executed by the Servicer, providing that the Servicer will hold or retain the Mortgage  Files in trust for the benefit of the Indenture  Trustee, the Note Insurer and the Holders of Notes.

Section 8.10.     Servicer as Agent.

      In  order to  facilitate  the  servicing  of the  Mortgage  Loans by the
Servicer of such Mortgage  Loans,  the Servicer of the Mortgage Loans has been appointed by the Issuer to retain,  in accordance  with the  provisions of the
Servicing Agreement and this Indenture,  all Remittable Funds on such Mortgage
Loans prior to their  deposit into the Note Account on or prior to the related
Deposit Date.

Section 8.11.     Termination of Servicer.

      In the event of an event of default  specified  in  Section 6.01  of the
Servicing  Agreement,  the Indenture Trustee may, with the consent of the Note
Insurer,  and shall,  upon the  direction of the Note Insurer (or as otherwise provided in the  Servicing  Agreement),  terminate the Servicer as provided in
Section 6.01  and  Section 6.02 of the Servicing  Agreement.  If the Indenture
Trustee  terminates the Servicer,  the Indenture  Trustee  shall,  pursuant to
Sections  6.01 and 6.02 of the Servicing  Agreement,  assume the duties of the
Servicer or appoint a successor  servicer  acceptable to the Issuer,  the Note
Insurer and the Rating Agencies and meeting the  requirements set forth in the
Servicing Agreement.

Section 8.12.     Opinion of Counsel.

      The  Indenture  Trustee  shall be  entitled  to  receive  at least  five
Business Days' notice of any action to be taken  pursuant to Sections  8.07(a)
(other  than in  connection  with  releases  of  Mortgage  Loans that were the subject  of a Full  Prepayment  of the type  described  in  clause (i) of  the definition of the term "Full  Prepayment") and 8.08,  accompanied by copies of any  instruments  involved,  and the  Indenture  Trustee  shall be entitled to receive an Opinion of Counsel, in form and substance  reasonably  satisfactory to the  Indenture  Trustee,  stating  the  legal  effect  of any such  action, outlining the steps  required to complete the same,  and  concluding  that all conditions  precedent  to the taking of such action have been  complied  with.
Counsel   rendering   any  such   opinion   may  rely,   without   independent
investigation,  on the  accuracy  and  validity  of any  certificate  or other instrument  delivered to the  Indenture  Trustee in  connection  with any such action.

                                     -72-

Section 8.13.     Appointment of Custodians.

      The  Indenture  Trustee may, at the written  direction of the Issuer and at no  additional  cost to the Issuer or to the  Indenture  Trustee,  with the consent of the Note Insurer,  appoint one or more  Custodians to hold all or a portion  of the  Mortgage  Files  as agent  for the  Indenture  Trustee.  Each
Custodian  shall (i) be a financial  institution  supervised  and regulated by the  Comptroller  of the  Currency,  the  Board of  Governors  of the  Federal
Reserve  System,  the Office of Thrift  Supervision,  or the  Federal  Deposit
Insurance  Corporation;  (ii) have  combined  capital  and surplus of at least
$10,000,000;  (iii) be equipped with secure, fireproof storage facilities, and have  adequate  controls  on access to assure the safety and  security  of the
Mortgage  Files;  (iv) utilize  in its  custodial  function  employees who are knowledgeable in the handling of mortgage  documents and of the functions of a
mortgage   document   custodian;   and   (v) satisfy   any  other   reasonable
requirements  that the Issuer may from time to time deem  necessary to protect the  interests of  Noteholders  and the Note  Insurer in the  Mortgage  Files.
Each Custodian  shall be subject to the same  obligations and standard of care as would be imposed on the Indenture Trustee hereunder  assuming the Indenture
Trustee  retained the Mortgage Files directly.  The appointment of one or more
Custodians   shall  not  relieve  the  Indenture   Trustee  from  any  of  its
obligations  hereunder.  If  the  Servicer  is  appointed  as a  Custodian  in accordance  with  this  Section 8.14,  it  shall  fulfill  its  servicing  and custodial  duties and  obligations  through  separate  departments  and, if it
maintains  a  trust  department,   shall  fulfill  its  custodial  duties  and
obligations through such trust department.

Section 8.14.     Rights of the Note Insurer to Exercise Rights of
Noteholders.

      By  accepting  its Notes,  each  Noteholder  agrees  that  unless a Note
Insurer Default exists,  the Note Insurer shall have the right to exercise all rights of the Noteholders  under this Agreement without any further consent of the Noteholders, including, without limitation:

(i)   the right to require the Servicer to effect  foreclosures  upon Mortgage
      Loans upon failure of the Servicer to do so;

(ii)  the  right to  require  the  Seller  to  repurchase  or  substitute  for
      Defective Mortgage Loans pursuant to Section 8.05;

(iii) the right to direct the  actions  of the  Indenture  Trustee  during the continuance of an Event of Default; and

(iv)  the right to vote on proposed amendments to this Indenture.

                                     -73-

      In addition,  each Noteholder agrees that, unless a Note Insurer Default exists,  the  rights  specifically  set forth  above may be  exercised  by the
Noteholders only with the prior written consent of the Note Insurer.

      Except as otherwise  provided in Section 8.03  and  notwithstanding  any provision  in this  Indenture  to the  contrary,  so  long  as a Note  Insurer
Default has occurred and is continuing,  the Note Insurer shall have no rights to exercise  any voting  rights of the  Noteholders  hereunder,  nor shall the
Indenture  Trustee  be  required  to  obtain  the  consent  of,  or act at the direction of, the Note Insurer.

Section 8.15.     Trust Estate and Accounts Held for Benefit of the Note
Insurer.

      The  Indenture  Trustee  shall hold the Trust  Estate  and the  Mortgage
Files  for the  benefit  of the  Noteholders  and  the  Note  Insurer  and all
references  in this  Agreement  and in the Notes to the  benefit of Holders of the Notes shall be deemed to include  the Note  Insurer  (provided  there does not exist a Note Insurer Default).

      All notices, statements,  reports,  certificates or opinions required by this  Agreement  to be sent to any other  party  hereto or to the  Noteholders shall also be sent to the Note Insurer.

Section 8.16.     [Reserved.]

ARTICLE IX

                           SUPPLEMENTAL INDENTURES

Section 9.01.     Supplemental Indentures Without Consent of Noteholders.

      With the  consent of the Note  Insurer  and  without  the consent of the
Holders of any Notes,  the Issuer and the Indenture  Trustee,  at any time and from time to time, may enter into one or more indentures  supplemental hereto, in form  satisfactory  to the  Indenture  Trustee,  for  any of the  following purposes:

(1)   to  correct or  amplify  the  description  of any  property  at any time subject to the lien of this Indenture,  or better to assure,  convey and confirm unto the Indenture  Trustee any property  subject or required to be  subjected to the lien of this  Indenture,  or to subject to the lien of this Indenture additional property;

(2)   to  add  to  the  conditions,   limitations  and   restrictions  on  the
      authorized  amount,  terms and purposes of the issuance,  authentication and delivery of any Notes, as herein set forth,  additional  conditions, limitations and restrictions thereafter to be observed;

(3)   to  evidence  the  succession  of  another  Person to the  Issuer to the extent  permitted  herein,  and the  assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                                     -74-

(4)   to add to the  covenants  of the Issuer,  for the benefit of the Holders of all Notes and the Note  Insurer  or to  surrender  any right or power herein conferred upon the Issuer;

(5)   to cure any  ambiguity,  to correct or supplement  any provision  herein that may be defective or inconsistent  with any other provision  herein, or to amend any other  provisions  with  respect to matters or questions arising under this Indenture,  which shall not be inconsistent  with the provisions  of this  Indenture,  provided  that  such  action  shall not adversely  affect in any material  respect the  interests of the Holders of the Notes or the Holders of the Certificates;  and provided, further, that the  amendment  shall  not be  deemed  to  adversely  affect in any material  respect the interests of the Holders of the Notes and the Note
      Insurer if the Person  requesting the amendment obtains letters from the
      Rating  Agencies that the amendment  would not result in the downgrading or  withdrawal  of the  implied  ratings  then  assigned  to  the  Notes
      (without taking into account the Insurance Policy); or

(6)   to modify,  eliminate or add to the provisions of this Indenture to such extent  as  shall be  necessary  to  effect  the  qualification  of this
      Indenture under the TIA or under any similar  federal statute  hereafter enacted,  and to add to this Indenture  such other  provisions as may be expressly required by the TIA.

Section 9.02.     Supplemental Indentures With Consent of Noteholders.

      With the consent of the Note  Insurer and with the consent of Holders of
Notes  representing  not  less  than a  majority  of the Note  Balance  of all
Outstanding  Notes by Act of said  Holders  delivered  to the  Issuer  and the
Indenture  Trustee,  the Issuer and the  Indenture  Trustee  may enter into an indenture  or  indentures  supplemental  hereto for the  purpose of adding any provisions to, or changing in any manner or eliminating  any of the provisions of, this  Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture;  provided,  however, that no such supplemental indenture  shall,  without the consent of the Holder of each  Outstanding Note affected thereby:

(1)   change  any  Payment  Date or the  Final  Maturity  Date of the Notes or
      reduce the principal  amount thereof,  the Note Interest Rate thereon or the Redemption Price with respect  thereto,  change the earliest date on which any Note may be redeemed  at the option of the Issuer,  change any place of payment  where,  or the coin or currency in which,  any Note or any interest  thereon is payable,  or impair the right to institute suit for the  enforcement  of the payment of any  installment of interest due on any Note on or after  the  Final  Maturity  Date  thereof  or for the enforcement  of the  payment of the entire  remaining  unpaid  principal amount of any Note on or after the Final  Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

(2)   reduce the percentage of the Note Balance of the Outstanding  Notes, the
      consent of the  Holders of which is required  for any such  supplemental indenture,  or the consent of the  Holders of which is required  for any waiver of  compliance  with  provisions  of this  Indenture  or Defaults hereunder and their consequences provided for in this Indenture;

                                     -75-

(3)   modify  any  of  the  provisions  of  this  Section,   Section 5.13   or
      Section 5.17(b),  except to increase any percentage specified therein or to provide that certain  other  provisions of this  Indenture  cannot be
      modified   or  waived   without  the  consent  of  the  Holder  of  each
      Outstanding Note affected thereby;

(4)   modify or alter the  provisions of the proviso to the  definition of the term "Outstanding";

(5)   permit the  creation  of any lien other than the lien of this  Indenture with  respect  to any part of the Trust  Estate  (except  for  Permitted
      Encumbrances)  or terminate  the lien of this  Indenture on any property at any time  subject  hereto or  deprive  the  Holder of any Note of the security afforded by the lien of this Indenture;

(6)   modify any of the  provisions  of this  Indenture  in such  manner as to affect the  calculation  of the Required  Payment Amount for any Payment
      Date (including the  calculation of any of the individual  components of such Required  Payment Amount) or to affect rights of the Holders of the
      Notes to the benefits of any provisions for the mandatory  redemption of
      Notes contained herein; or

(7)   incur any  indebtedness,  other  than the Notes,  that  would  cause the
      Issuer or the Trust  Estate to be treated as a "taxable  mortgage  pool"
      within the meaning of Code Section 7701(i).

      The Indenture  Trustee may in its  discretion  determine  whether or not any  Notes  would  be  affected  by any  supplemental  indenture  and any such determination  shall be  conclusive  upon the  Holders of all  Notes,  whether
theretofore  or  thereafter   authenticated  and  delivered   hereunder.   The
Indenture Trustee shall not be liable for any such  determination made in good faith.

      It  shall  not be  necessary  for  any  Act of  Noteholders  under  this
Section to   approve  the  particular   form  of  any  proposed   supplemental
indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Indenture  Trustee of any supplemental  indenture  pursuant to this Section,  the Indenture  Trustee shall mail to the  Holders of the Notes to which such  supplemental  indenture relates  a notice  setting  forth  in  general  terms  the  substance  of such supplemental  indenture.  Any  failure of the  Indenture  Trustee to mail such notice,  or any  defect  therein,  shall  not,  however,  in any way impair or affect the validity of any such supplemental indenture.

Section 9.03.     Execution of Supplemental Indentures.

      In  executing,  or  accepting  the  additional  trusts  created  by, any supplemental  indenture permitted by this Article or the modifications thereby of the trusts  created  by this  Indenture,  the  Indenture  Trustee  shall be entitled to receive,  and (subject to  Section 6.01)  shall be fully protected in relying  upon,  an Opinion of Counsel  stating  that the  execution of such supplemental  indenture is  authorized  or permitted  by this  Indenture.  The
Indenture  Trustee  may,  but shall not be  obligated  to, enter into any such supplemental  indenture  that  affects  the  Indenture  Trustee's  own rights, duties or  immunities  under this  Indenture  or  otherwise.  The Issuer shall cause executed  copies of any  Supplemental  Indentures to be delivered to the
Rating Agencies and the Note Insurer.

                                     -76-

Section 9.04.     Effect of Supplemental Indentures.

      Upon the  execution of any  supplemental  indenture  under this Article,
this  Indenture   shall  be  modified  in  accordance   therewith,   and  such
supplemental  indenture  shall form a part of this Indenture for all purposes;
and every Holder of Notes to which such  supplemental  indenture  relates that have theretofore been or thereafter are authenticated and delivered  hereunder shall be bound thereby.

Section 9.05.     Conformity With Trust Indenture Act.

      Every  supplemental  indenture  executed  pursuant to this Article shall conform  to the  requirements  of the TIA as then  in  effect  so long as this
Indenture shall then be qualified under the TIA.

Section 9.06.     Reference in Notes to Supplemental Indentures.

      Notes   authenticated   and   delivered   after  the  execution  of  any
supplemental  indenture  pursuant to this  Article may, and if required by the
Indenture  Trustee  shall,  bear a notation in form  approved by the Indenture
Trustee as to any matter provided for in such supplemental  indenture.  If the
Issuer  shall so  determine,  new  Notes so  modified  as to  conform,  in the opinion  of  Indenture  Trustee  and  the  Issuer,  to any  such  supplemental indenture  may be prepared  and executed by the Issuer and  authenticated  and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Section 9.07.     Amendments to Governing Documents.

      The Indenture  Trustee shall,  subject to Sections 9.01 and 9.02 hereof, upon  Issuer  Request,  consent  to any  proposed  amendment  to the  Issuer's governing  documents,  or an  amendment  to or waiver of any  provision of any other document relating to the Issuer's governing  documents,  such consent to be given  without the necessity of obtaining the consent of the Holders of any
Notes upon receipt by the Indenture Trustee of:

(i)   an Officers'  Certificate,  to which such  proposed  amendment or waiver shall be  attached,  stating that such  attached  copy is a true copy of the proposed  amendment or waiver and that all  conditions  precedent to such consent specified in this Section 9.07 have been satisfied; and

(ii)  written  confirmation  from the Rating Agencies that the  implementation of the  proposed  amendment  or waiver will not  adversely  affect their implied  ratings of the Notes (without taking into account the Insurance
      Policy).

      Notwithstanding  the  foregoing,  the  Indenture  Trustee may decline to consent to a proposed  waiver or  amendment  that  adversely  affects  its own rights, duties or immunities under this Indenture or otherwise.

                                     -77-

      Nothing in this  Section 9.07  shall be  construed  to require  that any
Person obtain the consent of the Indenture  Trustee to any amendment or waiver or any  provision  of any document  where the making of such  amendment or the giving of such waiver without  obtaining the consent of the Indenture  Trustee is not  prohibited  by this  Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

ARTICLE X

                             REDEMPTION OF NOTES

Section 10.01.    Redemption.

(a)   All the Notes may be  redeemed  in whole,  but not in part,  on or after the  Initial  Redemption  Date at the  Redemption  Price at the  option of the holders of a majority of the ownership  interest of the Issuer (the  "Residual
Majority"),  or at the option of the Servicer if the Residual  Majority  shall not have  exercised  its option to direct the  Servicer to redeem the Notes on such Redemption  Date or, if such option is not exercised by the Servicer,  at the option of the Note  Insurer;  provided,  however,  that funds in an amount equal to the  Redemption  Price,  plus any  amounts  owed to the Note  Insurer under the Insurance Agreement,  any unreimbursed  Nonrecoverable  Advances and any  unreimbursed  amounts due and owing to the Indenture  Trustee  hereunder, must have been  deposited  with the  Indenture  Trustee prior to the Indenture
Trustee's  giving notice of such redemption  pursuant to  Section 10.02 or the
Issuer  shall  have  complied  with  the  requirements  for  satisfaction  and discharge of the Notes  specified in  Section 4.01.  Notice of the election to redeem the Notes shall be  furnished to the  Indenture  Trustee not later than thirty  (30) days prior to the  Payment  Date  selected  for such  redemption, whereupon  all such Notes shall be due and payable on such  Payment  Date upon the furnishing of a notice  pursuant to  Section 10.02  to each Holder of such
Notes and the Note Insurer.  Any expenses  associated  with the  compliance of the  provisions  hereof in connection  with a redemption of the Notes shall be paid by the Note Insurer or the Servicer,  depending  upon which party redeems the Notes.  In no event  shall the Note  Insurer  redeem the Notes  unless the proceeds  received from the Note Insurer would be not less than the greater of
(x) the  entire  amount that would be payable to the Holders of the Notes,  in full  payment  thereof on the Payment  Date next  succeeding  the date of such
Sale and (y) the fair  market  value of the  Mortgage  Loans as of the related
Payment Date.  Upon the  redemption of the Notes,  Mortgage Loans in the Trust
Estate shall be released and delivered to the Issuer.

(b)   Upon  receipt of the notice from the Servicer or the Note Insurer of its election  to redeem the Notes  pursuant  to  Section 10.01(a),  the  Indenture
Trustee  shall  prepare and deliver to the Issuer,  the  Servicer and the Note
Insurer,  no later than the related  Redemption Date, a Payment Date Statement stating  therein that it has  determined  that the conditions to redemption at the option of the  Servicer or Note Insurer  have been  satisfied  and setting forth the amount,  if any, to be withdrawn  from each Note Account and paid to the  Servicer as  reimbursement  for  Nonrecoverable  Advances  and such other information as may be required to accomplish such redemption.

Section 10.02.    Form of Redemption Notice.

                                     -78-

      Notice of  redemption  shall be given by the  Indenture  Trustee  in the name  of and at the  expense  of the  Issuer  by  first  class  mail,  postage prepaid,  mailed not less than ten days prior to the  Redemption  Date to each
Holder  of Notes to be  redeemed,  such  Holders  being  determined  as of the
Record Date for such Payment Date, and to the Note Insurer.

      All notices of redemption shall state:

(1)   the Redemption Date;

(2)   the Redemption Price at which the Notes of such Series will be redeemed,

(3)   the fact of payment in full on such  Notes,  the place  where such Notes are to be surrendered  for payment of the Redemption  Price (which shall be the office or agency of the Issuer to be  maintained  as  provided in
      Section 3.02),  and that no interest  shall  accrue on such Note for any period after the date fixed for redemption.

      Failure to give  notice of  redemption,  or any defect  therein,  to any
Holder of any Note  selected  for  redemption  shall not  impair or affect the validity of the redemption of any other Note.

Section 10.03.    Notes Payable on Optional Redemption.

      Notice of  redemption  having been given as  provided in  Section 10.02, the Notes to be redeemed shall, on the applicable  Redemption Date, become due and payable at the  Redemption  Price and (unless the Issuer shall  default in the  payment  of the  Redemption  Price)  no  interest  shall  accrue  on such
Redemption  Price  for  any  period  after  such  Redemption  Date;  provided, however,  that if such  Redemption  Price is not paid on the Redemption  Date, the Note Balance shall,  until paid, bear interest from the Redemption Date at the Note Interest Rate.

                                  ARTICLE XI

                                MISCELLANEOUS

Section 11.01.    Compliance Certificates and Opinions.

(a)   Upon any  application or request by the Issuer to the Indenture  Trustee to take any action  under any  provision of this  Indenture,  the Issuer shall
furnish  to  the   Indenture   Trustee  and  the  Note  Insurer  an  Officers'
Certificate  stating that all conditions  precedent,  if any,  provided for in this Indenture  relating to the proposed action have been complied with and an
Opinion of Counsel  (with a copy to the Note  Insurer),  if  requested  by the
Indenture  Trustee,  stating  that in the  opinion  of such  counsel  all such conditions  precedent,  if any,  have been complied  with,  except that in the case of any such  application  or request as to which the  furnishing  of such documents  is  specifically  required  by  any  provision  of  this  Indenture relating to such particular  application or request, no additional certificate or opinion need be furnished.

(b)   Every  certificate,  opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture,  including one furnished pursuant to specific  requirements of this Indenture  relating to a particular application  or request  (other  than  certificates  provided  pursuant to TIA
Section 314(a)(4))  shall  include and shall be deemed to include  (regardless of whether specifically stated therein) the following:

                                     -79-

(1)   a statement that each individual  signing such  certificate,  opinion or letter has read such  covenant or condition and the  definitions  herein relating thereto;

(2)   a brief  statement  as to the  nature  and scope of the  examination  or investigation  upon which the  statements or opinions  contained in such certificate, opinion or letter are based;

(3)   a statement  that, in the opinion of each such  individual,  he has made such  examination  or  investigation  as is  necessary  to enable him to express  an  informed  opinion as to  whether  or not such  covenant  or condition has been complied with; and

(4)   a statement as to whether, in the opinion of each such individual,  such condition or covenant has been complied with.

Section 11.02.    Form of Documents Delivered to Indenture Trustee.

      In any case where  several  matters are required to be certified  by, or covered by an opinion of, any specified  Person,  it is not necessary that all such  matters be  certified  by, or covered by the  opinion  of, only one such
Person, or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion  with  respect to some  matters and one or more other such  Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any  certificate  or opinion  of the Issuer may be based,  insofar as it
relates  to  legal   matters,   upon  a   certificate   or   opinion   of,  or
representations by, counsel,  unless such officer knows, or in the exercise of
reasonable   care   should   know,   that  the   certificate   or  opinion  or
representations  with  respect to the matters  upon which his  certificate  or opinion is based are  erroneous.  Any  Opinion of Counsel  may be based on the written  opinion of other  counsel,  in which  event  such  Opinion of Counsel shall be  accompanied  by a copy of such  other  counsel's  opinion  and shall include a  statement  to the  effect  that  such  counsel  believes  that such counsel and the Indenture  Trust may reasonably  rely upon the opinion of such other counsel.

      Where any  Person  is  required  to make,  give or  execute  two or more applications, requests, consents, certificates,  statements, opinions or other instruments under this Indenture,  they may, but need not, be consolidated and form one instrument.

      Wherever  in this  Indenture,  in  connection  with any  application  or certificate  or report  to the  Indenture  Trustee,  it is  provided  that the
Issuer  shall  deliver any  document as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance with any term hereof, it is intended  that the truth and  accuracy,  at the time of the  granting of such  application or at the effective  date of such  certificate or report (as the case may be), of the facts and opinions  stated in such document  shall in such case be  conditions  precedent  to the  right of the  Issuer to have such application  granted or to the sufficiency of such certificate or report.  The foregoing shall not, however,  be construed to affect the Indenture  Trustee's right to rely  upon  the  truth  and  accuracy  of any  statement  or  opinion contained in any such document as provided in Section 6.01(b)(2).

                                     -80-

      Whenever  in this  Indenture  it is  provided  that the  absence  of the occurrence  and  continuation  of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture  Trustee at the request or direction of the Issuer,  then,  notwithstanding  that the  satisfaction of such  condition is a condition  precedent  to the Issuer's  right to make such request or direction,  the  Indenture  Trustee shall be protected in acting in accordance  with such request or  direction  if it does not have  knowledge of the  occurrence  and  continuation  of such  Default  or Event of  Default  as provided in Section 6.01(d).

Section 11.03.    Acts of Noteholders.

(a)   Any request, demand,  authorization,  direction, notice, consent, waiver or  other  action  provided  by  this  Indenture  to  be  given  or  taken  by
Noteholders  may be embodied in and  evidenced by one or more  instruments  of substantially  similar  tenor  signed by such  Noteholders  in person or by an agent duly appointed in writing;  and,  except as herein  otherwise  expressly
provided,   such  action  shall  become  effective  when  such  instrument  or instruments  are delivered to the Indenture  Trustee,  and, where it is hereby expressly  required,  to the Issuer.  Such instrument or instruments  (and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the  Noteholders  signing such  instrument or  instruments.
Proof of execution of any such instrument or of a writing  appointing any such agent shall be  sufficient  for any purpose of this  Indenture and (subject to
Section 6.01)  conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b)   The fact and date of the execution by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by the certificate of any notary public or other officer  authorized by law to take  acknowledgments  of deeds,  certifying that the individual  signing such instrument  or writing  acknowledged  to him the execution  thereof.  Whenever such  execution is by an officer of a corporation or a member of a partnership on behalf of such  corporation or partnership,  such  certificate or affidavit shall also constitute sufficient proof of his authority.

(c)   The ownership of Notes shall be proved by the Note Register.

(d)   Any request, demand,  authorization,  direction, notice, consent, waiver or other  action by the  Holder of any Notes  shall  bind the  Holder of every
Note issued upon the registration of transfer thereof or in exchange  therefor or in lieu  thereof,  in respect of anything  done,  omitted or suffered to be done by the Indenture  Trustee or the Issuer in reliance  thereon,  whether or not notation of such action is made upon such Notes.

Section 11.04.    Notices, etc., to Indenture Trustee, the Note Insurer and
Issuer.

      Any request, demand,  authorization,  direction, notice, consent, waiver or Act of  Noteholders  or  other  documents  provided  or  permitted  by this
Indenture to be made upon, given or furnished to, or filed with:

(1)   the  Indenture  Trustee  by any  Noteholder  or by the  Issuer  shall be sufficient  for every  purpose  hereunder if made,  given,  furnished or filed in writing to or with and  received  by the  Indenture  Trustee at its Corporate Trust Office and at [address]; or

                                     -81-

(2)   the  Issuer  by the  Indenture  Trustee  or by any  Noteholder  shall be
      sufficient   for  every  purpose   hereunder   (except  as  provided  in
      Section 5.01(3)  and (4)) if in writing and mailed,  first-class postage prepaid,  to the Issuer  addressed to it at
      Loan Trust 200 - ),  in care of                ,  [address],  Attention:
      Corporate  Trust  Administration,  or at any  other  address  previously furnished in writing to the Indenture Trustee by the Issuer; or

(3)   the Note Insurer by the Indenture  Trustee or by any Noteholder shall be sufficient  for  every  purpose  hereunder  if in  writing  and  mailed,
      first-class,   postage   prepaid,   to
      addressed  to it  at  [address],  Attention:  Structured  Finance  Group
      (                          Loan  Trust  200 - ,  Mortgage  Backed Notes,
      Series 200 - ), or at any other address previously  furnished in writing to the Indenture Trustee by the Note Insurer;  or

(4)   the Depositor by the  Indenture  Trustee or by any  Noteholder  shall be sufficient  for  every  purpose  hereunder  if in  writing  and  mailed, first-class,  postage  paid,  to  Wachovia  Mortgage  Loan  Trust,  LLC,
      [address],  Attention:                            ,   or  at  any  other
      address previously  furnished in writing to the Indenture Trustee by the
      Depositor; or

(5)   the  Seller  or  the  Servicer  by  the  Indenture  Trustee  or  by  any
      Noteholder  shall  be  sufficient  for  every  purpose  hereunder  if in
      writing  and  mailed,   first-class,   postage  paid,  to  ,  [address],
      Attention:   General   Counsel  or  at  any  other  address   previously
      furnished  in  writing  to the  Indenture  Trustee  by the Seller or the
      Servicer; or

(6)   the  Underwriters by any party or by any Noteholder  shall be sufficient for every  purpose  hereunder  if in writing  and  mailed,  first-class,
      postage  prepaid,  to (a)  [address],  Attn:        and  (b)  [address],
      Attn:           .

      Notices  required  to be given to the Rating  Agencies  by the Issuer or the  Indenture  Trustee  shall be in writing,  personally  delivered or mailed first-class  postage pre-paid,  to (i) in the case of [Rating Agency],  at the
following address: [address], Attention:                ,  (ii) in the case of
[Rating   Agency],   at   the   following   address:   [address],   Attention:
             ;  or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

Section 11.05.    Notices and Reports to Noteholders; Waiver of Notices.

      Where this Indenture  provides for notice to Noteholders of any event or the  mailing  of any report to  Noteholders,  such  notice or report  shall be sufficiently  given (unless  otherwise herein  expressly  provided) if mailed, first-class  postage prepaid,  to each Noteholder affected by such event or to whom such report is required to be mailed,  at the address of such  Noteholder as it appears on the Note  Register,  not later than the latest date,  and not earlier than the earliest  date,  prescribed  for the giving of such notice or the  mailing  of  such  report.  In any  case  where a  notice  or  report  to
Noteholders  is mailed in the manner  provided  above,  neither the failure to mail such notice or report,  nor any defect in any notice or report so mailed, to any particular  Noteholder  shall affect the  sufficiency of such notice or report  with  respect to other  Noteholders,  and any notice or report that is mailed in the manner herein  provided shall be  conclusively  presumed to have been duly given or provided.

                                     -82-

      Where this Indenture provides for notice in any manner,  such notice may be waived in writing by any Person  entitled to receive  such  notice,  either before or after the event,  and such waiver  shall be the  equivalent  of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture
Trustee,  but such filing  shall not be a condition  precedent to the validity of any action taken in reliance upon such waiver.

      In case,  by reason of the  suspension  of  regular  mail  service  as a
result  of  a  strike,  work  stoppage  or  similar  activity,   it  shall  be
impractical  to mail  notice of any event to  Noteholders  when such notice is required to be given  pursuant to any  provision of this  Indenture,  then any manner  of  giving  such  notice  as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

Section 11.06.    Rules by Indenture Trustee.

      The  Indenture  Trustee  may make  reasonable  rules for any  meeting of
Noteholders.

Section 11.07.    Conflict With Trust Indenture Act.

      If any  provision  hereof  limits,  qualifies or conflicts  with another provision  hereof that is required to be included in this  Indenture by any of the provisions of the TIA, such required provision shall control.

Section 11.08.    Effect of Headings and Table of Contents.

      The Article and  Section headings  herein and the Table of Contents  are for convenience only and shall not affect the construction hereof.

Section 11.09.    Successors and Assigns.

      All covenants and  agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 11.10.    Separability.

      In case  any  provision  in this  Indenture  or in the  Notes  shall  be invalid, illegal or unenforceable,  the validity,  legality and enforceability of the  remaining  provisions  shall not in any way be  affected  or  impaired thereby.

Section 11.11.    Benefits of Indenture.

      Nothing in this Indenture or in the Notes,  expressed or implied,  shall give to any  Person,  other  than the  parties  hereto  and  their  successors hereunder,  any separate trustee or Co-trustee  appointed under  Section 6.14, the Note  Insurer and the  Noteholders,  any benefit or any legal or equitable right, remedy or claim under this Indenture.

                                     -83-

Section 11.12.    Legal Holidays.

      In any case where the date of any Payment Date,  Redemption  Date or any other date on which  principal  of or  interest  on any Note is proposed to be paid shall not be a Business Day, then  (notwithstanding  any other  provision of the Notes or this  Indenture)  payment  need not be made on such date,  but may be made on the next  succeeding  Business  Day with  the  same  force  and effect as if made on the nominal  date of any such  Payment  Date,  Redemption
Date or other date for the  payment of  principal  of or  interest on any Note and no interest  shall  accrue for the period from and after any such  nominal date,  provided such payment is made in full on such next succeeding  Business
Day.

Section 11.13.    Governing Law.

      IN VIEW OF THE FACT  THAT  NOTEHOLDERS  ARE  EXPECTED  TO RESIDE IN MANY
STATES  AND  OUTSIDE  THE  UNITED  STATES  AND THE  DESIRE TO  ESTABLISH  WITH
CERTAINTY   THAT  THIS  INDENTURE  WILL  BE  GOVERNED  BY  AND  CONSTRUED  AND
INTERPRETED  IN  ACCORDANCE  WITH THE LAW OF A STATE  HAVING A  WELL-DEVELOPED
BODY OF  COMMERCIAL  AND FINANCIAL  LAW RELEVANT TO  TRANSACTIONS  OF THE TYPE
CONTEMPLATED  HEREIN,  THIS  INDENTURE  AND EACH NOTE  SHALL BE  CONSTRUED  IN
ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK  APPLICABLE
TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

Section 11.14.    Counterparts.

      This instrument may be executed in any number of  counterparts,  each of
which  so  executed  shall  be  deemed  to  be  an  original,   but  all  such
counterparts shall together constitute but one and the same instrument.

Section 11.15.    Recording of Indenture.

      This  Indenture  is  subject  to  recording  in any  appropriate  public recording  offices,  such  recording  to be  effected by the Issuer and at its expense  in  compliance  with any  Opinion of Counsel  delivered  pursuant  to
Section 2.11(c) or 3.06.

Section 11.16.    Issuer Obligation.

      No recourse may be taken,  directly or  indirectly,  with respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the
Notes or under this Indenture or any  certificate  or other writing  delivered in connection herewith or therewith,  against (i) the Indenture Trustee or the
Owner  Trustee in its  individual  capacity,  (ii) any  owner of a  beneficial interest  in the  Issuer or  (iii) any  partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the  Indenture  Trustee or the Owner
Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture Trustee or of any successor or assign  of the  Indenture  Trustee  or the  Owner  Trustee  in its  individual capacity,  except  as any such  Person  may have  expressly  agreed  (it being understood  that the  Indenture  Trustee  and the Owner  Trustee  have no such obligations  in their  individual  capacity) and except that any such partner, owner  or  beneficiary  shall be  fully  liable,  to the  extent  provided  by applicable  law,  for any  unpaid  consideration  for  stock,  unpaid  capital contribution  or failure to pay any  installment or call owing to such entity.
For all  purposes  of this  Indenture,  in the  performance  of any  duties or obligations  of the Issuer  hereunder,  the Owner Trustee shall be subject to, and  entitled  to the  benefits  of,  the  terms and  provisions  of the Trust
Agreement.

                                     -84-

Section 11.17.    No Petition.

      The  Indenture  Trustee,  by  entering  into  this  Indenture,  and each
Noteholder  and Beneficial  Owner,  by accepting a Note,  hereby  covenant and
agree  that  they will not at any time  institute  against              or the
Issuer,  or join in any institution  against             or the Issuer of, any
bankruptcy,    reorganization,    arrangement,   insolvency   or   liquidation
proceedings,  or other  proceedings  under any United States  federal or state bankruptcy or similar law in connection with any  obligations  relating to the
Notes,  this  Indenture  or any of  the  Basic  Documents.  In  addition,  the
Indenture  Trustee  will on behalf of the  holders  of the  Notes,  (a) file a written  objection to any motion or other  proceeding  seeking the substantive
consolidation  of the  Seller  with,              or the  Issuer,  (b) file an
appropriate  memorandum of points and authorities or other brief in support of such objection,  or (c) endeavor to establish at the hearing on such objection that  the  substantive  consolidation  of  such  entity  would  be  materially prejudicial to the Noteholders.

      This  Section 11.17  will survive for one year and one day following the termination of this Indenture.

Section 11.18.    Inspection.

      The Issuer agrees that, on reasonable  prior notice,  it will permit any representative  of the  Indenture  Trustee  and the Note  Insurer,  during the
Issuer's normal  business hours, to examine all of books of account,  records, reports  and  other  papers  of  the  Issuer,  to  make  copies  and  extracts therefrom,  to cause  such  books to be  audited  by  Independent  Accountants selected by the  Indenture  Trustee or the Note  Insurer,  as the case may be, and  to  discuss  its  affairs,  finances  and  accounts  with  its  officers, employees  and  Independent  Accountants  (and by this  provision  the  Issuer hereby  authorizes its Accountants to discuss with such  representatives  such affairs,  finances and accounts), all at such reasonable times and as often as may be  reasonably  requested.  Any expense  incident  to the  exercise by the
Indenture Trustee of any right under this Section 11.18  shall be borne by the
Issuer.

Section 11.19.    Usury.

      The  amount of  interest  payable or paid on any Note under the terms of this  Indenture  shall be  limited  to an amount  that  shall not  exceed  the maximum  nonusurious  rate of interest  allowed by the applicable  laws of the
United  States or the State of New York  (whichever  shall  permit  the higher rate),  that could  lawfully  be  contracted  for,  charged or  received  (the
"Highest  Lawful  Rate").  In the event any  payment of  interest  on any Note exceeds  the  Highest  Lawful  Rate,  the Issuer  stipulates  that such excess amount  will be  deemed  to have been paid as a result of an error on the part of both the  Indenture  Trustee,  acting on behalf of the Holder of such Note, and the Issuer,  and the Holder  receiving such excess payment shall promptly, upon  discovery  of such error or upon notice  thereof  from the Issuer or the
Indenture  Trustee,  refund the amount of such excess or, at the option of the
Indenture Trustee,  apply the excess to the payment of principal of such Note, if any,  remaining unpaid. In addition,  all sums paid or agreed to be paid to the  Indenture  Trustee  for the  benefit  of  Holders  of Notes  for the use,
forbearance  or  detention  of  money  shall,  to  the  extent   permitted  by
applicable law, be amortized,  prorated,  allocated and spread  throughout the full term of such Notes.

                                     -85-

Section 11.20.    Third Party Beneficiary.

      The Note  Insurer  is  intended  as a third  party  beneficiary  of this
Indenture  shall be binding upon and inure to the benefit of the Note Insurer;
provided that,  notwithstanding  the foregoing,  for so long as a Note Insurer
Default is  continuing  with respect to its  obligations  under the  Insurance
Policy,   the  Noteholders   shall  succeed  to  the  Note  Insurer's   rights
hereunder.  Without  limiting the generality of the  foregoing,  all covenants and agreements in this  Indenture  that expressly  confer rights upon the Note
Insurer shall be for the benefit of and run directly to the Note Insurer,  and the Note Insurer  shall be entitled to rely on and enforce  such  covenants to the same extent as if it were a party to this Indenture.

                                     -86-

      IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee and the have caused  this  Indenture  to be duly  executed  by  their  respective  officers thereunto duly authorized, all as of the day and year first above written.

                              [               ] LOAN TRUST 200 -

                              By: [OWNER TRUSTEE],
                                  not in its individual capacity,
                                  but solely as Owner Trustee

                              By: __________________________________
                                  Authorized Signatory

                              [INDENTURE TRUSTEE],

                                  as Indenture Trustee

                              By: __________________________________
                                  Name:
                                  Title:

                                     -87-

                      SCHEDULE I MORTGAGE LOAN SCHEDULE

                            EXHIBIT A FORM OF NOTE

      UNLESS THIS NOTE IS PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
      DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"), TO THE ISSUER
      OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT, AND ANY
      NOTE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER
      NAME AS IS REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
      PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED
      BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE OR OTHER
      USE  HEREOF  FOR VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL
      INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO., HAS AN INTEREST
      HEREIN.

      THE NOTE IS A NON-RECOURSE  OBLIGATION OF THE ISSUER,  AND IS LIMITED IN
      RIGHT OF  PAYMENT  TO AMOUNTS  AVAILABLE  FROM THE TRUST  ESTATE AND THE
      INSURANCE  POLICY AS PROVIDED IN THE  INDENTURE  REFERRED TO BELOW.  THE
      ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

      THE  PRINCIPAL  OF THIS NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET FORTH
      HEREIN.  ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL AMOUNT OF THIS NOTE AT
      ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      Date of Indenture: As of                   Original Note Balance: $___________
      First Payment Date:                                    CUSIP No.: ___________
      Denomination:  $____________                            Note No.: __

                                          [            ] LOAN TRUST 200 -
                                  NOTES, SERIES 200 - , CLASS

                                       Loan Trust  200 - ,  a statutory  trust
organized  and  existing  under  the  laws of the  State of  Delaware  (herein referred to as the "Issuer"),  for value  received,  hereby promises to pay to
Cede & Co., or registered assigns,  the principal sum of $___________  payable on each Payment Date in an amount equal to the result  obtained by multiplying
(i) a fraction the numerator of which is  $___________  and the denominator of which is  $_____________  (this  Note's  "Percentage  Interest")  by  (ii) the aggregate  amount,  if any,  payable  from  the Note  Account  in  respect  of
principal   on  the   Notes   pursuant   to   the   Indenture   dated   as  of
                  ,  between the Issuer and                               ,  a
national banking association,  as Indenture Trustee (the "Indenture Trustee");
provided,  however, that the entire unpaid principal amount of this Note shall be due and  payable on the  earlier  of  (i) the  Payment  Date  occurring  in
December 2030 (the "Final Maturity Date"),  (ii) the  Redemption Date, if any,
pursuant to Article X of the Indenture or (iii) the  date on which an Event of
Default  shall  have  occurred  and be  continuing,  if the  Notes  have  been declared  to be  immediately  due  and  payable  in  the  manner  provided  in
Section 5.02 of the Indenture.  Capitalized  terms used but not defined herein are defined in Article I of the Indenture.

      Pursuant  to the terms of the  Indenture,  payments  will be made on the
25th day of each month or, if such day is not a Business  Day, on the Business
Day immediately  following such 25th day (each a "Payment  Date"),  commencing on the first Payment Date  specified  above,  to the Person in whose name this
Note is registered at the close of business on the applicable  Record Date, in an amount  equal to the product of (a) the  Percentage  Interest  evidenced by this Note and (b) the sum of the  amounts to be paid on Notes with  respect to such Payment Date, all as more specifically set forth in the Indenture.

      Notwithstanding  the foregoing,  in the case of Definitive  Notes,  upon written  request  at least  five days prior to the  related  Record  Date with appropriate  instructions  by the Holder of this Note  (holding  an  aggregate initial  Note  Balance of at least  $1,000,000),  any payment of  principal or interest,  other than the final installment of principal or interest, shall be made by wire  transfer to an account in the United  States  designated by such
Holder reasonably satisfactory to the Indenture Trustee.

      Payments  of  principal  and  interest on the Notes will be made on each
Payment Date to  Noteholders  of record as of the related Record Date. On each
Payment Date,  Noteholders will be entitled to receive interest payments in an aggregate  amount  equal to the related Note  Interest for such Payment  Date, together with principal  payments in an aggregate  amount equal to the Monthly
Principal  plus,  until  the  Overcollateralization  Amount  is  equal  to the
Required  Overcollateralization  Amount, Excess Cash, if any, for such Payment
Date.  The "Note Balance" of a Note as of any date of  determination  is equal to the initial  principal  balance thereof as of the Closing Date,  reduced by the  aggregate  of all amounts  previously  paid with  respect to such Note on account of principal.

      The  principal  of and interest on this Note are payable in such coin or currency  of the  United  States of America as at the time of payment is legal tender for  payment of public and  private  debts.  All  payments  made by the
Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as  provided  above and then to the unpaid  principal  of this Note.

      This  Note is one of a duly  authorized  issue of  Notes of the  Issuer,
designated as its Mortgage  Backed Notes,  Series  200 - ,  Class    ,  issued
under  the  Indenture,  to which  Indenture  and all  indentures  supplemental thereto  reference is hereby made for a statement of the respective rights and obligations  thereunder of the Issuer,  the Indenture  Trustee and the Holders
of the Notes. To the extent that any provision of this Note  contradicts or is inconsistent  with the  provisions  of the  Indenture,  the  provisions of the
Indenture  shall  control and supersede  such  contradictory  or  inconsistent provision herein.  The Notes are subject to all terms of the Indenture.

      The Notes are and will be equally  and ratably  secured by the  Mortgage
Loans and the other  collateral  related thereto pledged as security  therefor as provided in the Indenture.

      As described  above,  the entire  unpaid  principal  amount of this Note shall be due and  payable on the  earlier of the Final  Maturity  Date and the
Redemption   Date,   if  any,   pursuant  to  Article  X  of  the   Indenture.
Notwithstanding  the  foregoing,  the entire  unpaid  principal  amount of the
Notes shall be due and payable on the date on which an Event of Default  shall have occurred and be continuing if the Indenture Trustee,  at the direction or upon the prior  written  consent of Financial  Security  Assurance  Inc.  (the
"Note  Insurer") in the absence of a Note Insurer  Default,  or the Holders of the  Notes  representing  not  less  than  50%  of  the  Note  Balance  of the
Outstanding  Notes (with the prior written  consent of the Note Insurer in the absence  of a Note  Insurer  Default),  shall  have  declared  the Notes to be immediately  due and  payable in the manner  provided in  Section 5.02  of the
Indenture.  All principal  payments on the Notes shall be made pro rata to the
Noteholders entitled thereto.

      The Note  Insurer in  consideration  of the  payment of the  premium and subject to the terms of the Note  Guaranty  Insurance  Policy (the  "Insurance
Policy") thereby has  unconditionally  and irrevocably  guaranteed the payment of the Insured Payments.

      Pursuant to the Indenture,  unless a Note Insurer Default exists (i) the
Note  Insurer  shall be  deemed to be the  holder  of the  Notes  for  certain purposes  specified  in the  Indenture  and will be entitled  to exercise  all rights of the  Noteholders  thereunder,  including  the rights of  Noteholders relating to the  occurrence  of, and the remedies with respect to, an Event of
Default,  without  the consent of such  Noteholders,  and  (ii) the  Indenture
Trustee may take actions which would  otherwise be at its option or within its discretion,  including actions relating to the occurrence of, and the remedies with  respect  to,  an Event of  Default,  only at the  direction  of the Note
Insurer.  In addition,  on each Payment Date,  after the Noteholders have been paid  all  amounts  to which  they are  entitled,  the  Note  Insurer  will be entitled to be  reimbursed  for any  unreimbursed  draws  under the  Insurance
Policy,  paid Note Insurer  Premium (each with  interest  thereon at the "Late
Payment  Rate"  specified in the  Insurance  Agreement)  and any other amounts owed under the Insurance Policy.

      The Issuer  shall not be liable upon the  indebtedness  evidenced by the
Notes  except to the extent of amounts  available  from the Trust Estate which constitutes  security  for the  payment of the Notes.  The assets  included in the Trust Estate and payments  under the Insurance  Policy will be sole source of payments on the Notes,  and each Holder  hereof,  by its acceptance of this
Note,  agrees  that  (i) such  Note will be  limited  in right of  payment  to amounts  available from the Trust Estate and the Insurance  Policy as provided in the Indenture  and  (ii) such  Holder shall have no recourse to the Issuer, the Owner  Trustee,  the Indenture  Trustee,  the Depositor,  the Seller,  the
Servicer  or any of their  respective  affiliates,  or to the assets of any of the foregoing entities,  except the assets of the Issuer pledged to secure the
Notes pursuant to the Indenture.

      Payments of interest on this Note due and payable on each Payment  Date, together with the installment of principal,  if any, to the extent not in full payment of this Note,  shall be made by check  mailed to the Person whose name appears as the Holder of this Note (or one or more  Predecessor  Notes) on the
Note  Register as of the close of business  on each Record  Date,  except that with  respect  to  Notes  registered  on the  Record  Date in the  name of the nominee of the  Clearing  Agency  (initially,  such nominee to be Cede & Co.), payments will be made by wire transfer in immediately  available  funds to the account  designated  by such  nominee.  Such  checks  shall be  mailed  to the
Person  entitled  thereto at the  address of such  Person as it appears on the
Note Register as of the  applicable  Record Date without  requiring  that this
Note be submitted for notation of payment.  Notwithstanding the foregoing,  in the case of Definitive  Notes,  upon written  request at least five days prior to the related  Record  Date with  appropriate  instructions  by the Holder of this Note (holding an aggregate initial Note Balance of at least  $1,000,000), any payment of  principal  or interest,  other than the final  installment  of principal  or  interest,  shall be made by wire  transfer to an account in the
United  States  designated  by  such  Holder  reasonably  satisfactory  to the
Indenture  Trustee.  Any  reduction in the  principal  amount of this Note (or any  one or more  Predecessor  Notes)  effected  by any  payments  made on any
Payment Date shall be binding upon all future  Holders of this Note and of any
Note issued upon the  registration of transfer hereof or in exchange hereof or in lieu  hereof,  whether or not noted  hereon.  If funds are  expected  to be available,  as  provided  in the  Indenture,  for  payment in full of the then remaining  unpaid  principal  amount of this Note on a Payment Date,  then the
Indenture  Trustee,  in the name of and on behalf of the  Issuer,  will notify the Person who was the Holder  hereof as of the  Record  Date  preceding  such
Payment  Date by  notice  mailed or  transmitted  by  facsimile  prior to such
Payment  Date,  and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture  Trustee's  principal
Corporate  Trust  Office or at the  office of the  Indenture  Trustee's  agent appointed for such purposes.

      As provided in the  Indenture,  the Notes may be redeemed in whole,  but not in part,  at the option of the Issuer,  on any  Payment  Date on and after the date on which  the Note  Balance  is less  than 10% of the  Original  Note
Balance.

      As provided in the  Indenture  and  subject to certain  limitations  set forth  therein,  the  transfer  of this  Note  may be  registered  on the Note
Register  upon  surrender  of this Note for  registration  of  transfer at the office or agency  designated  by the Issuer  pursuant to the  Indenture,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the Indenture  Trustee duly executed by, the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  with such  signature guaranteed by an "eligible guarantor  institution" meeting the requirements of the Note Registrar,  which requirements include membership or participation in the Securities  Transfer  Agent's  Medallion  Program  ("STAMP") or such other
"signature  guarantee  program" as may be determined by the Note  Registrar in addition  to,  or in  substitution  for,  STAMP,  all in  accordance  with the
Securities  Exchange Act of 1934,  as amended,  and  thereupon one or more new
Notes of authorized  denominations and in the same aggregate  principal amount will be  issued  to the  designated  transferee  or  transferees.  No  service charge  will be charged for any  registration  of transfer or exchange of this
Note,  but the transferor may be required to pay a sum sufficient to cover any tax or other  governmental  charge that may be imposed in connection  with any such registration of transfer or exchange.

      The Note  Registrar  shall not register the transfer of this Note unless the Note  Registrar has received a  representation  letter from the transferee to the effect that either (i) the  transferee is not, and is not acquiring the
Note on behalf of or with the assets  of, an  employee  benefit  plan or other retirement  plan or  arrangement  that is subject  to Title I of the  Employee
Retirement  Income  Security Act or 1974, as amended,  or  Section 4975 of the
Code or (ii)  the  acquisition  and  holding  of this  Note by the  transferee qualifies  for  exemptive  relief  under  a  Department  of  Labor  Prohibited
Transaction  Class Exemption.  Each  Beneficial  Owner,  by  acceptance  of  a beneficial  interest  herein,  shall be  deemed  to make one of the  foregoing representations.

      Each Noteholder or Beneficial  Owner, by acceptance of a Note or, in the case of a Beneficial  Owner,  a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken, directly or indirectly,  with respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on
the  Notes  or  under  the  Indenture  or any  certificate  or  other  writing delivered in connection  therewith,  against (i) the  Indenture Trustee or the
Owner  Trustee in its  individual  capacity,  (ii) any  owner of a  beneficial interest  in the  Issuer or  (iii) any  partner,  owner,  beneficiary,  agent, officer,  director or employee of the  Indenture  Trustee or the Owner Trustee in its  individual  capacity,  any  holder  of a  beneficial  interest  in the
Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any  successor or assign  of the  Indenture  Trustee  or the  Owner  Trustee  in its  individual capacity,  except as any such Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent provided by applicable  law, for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

      Each Noteholder or Beneficial  Owner, by acceptance of a Note or, in the case of a Beneficial  Owner,  a beneficial  interest in a Note,  covenants and agrees by accepting  the benefits of the  Indenture  that such  Noteholder  or
Beneficial  Owner will not at any time  institute  against the              or
the Issuer, or join in any institution  against the              or the Issuer
of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings  under any United  States  federal or state  bankruptcy or similar law in connection with any obligations  relating to the Notes,  the Indenture, the Mortgage Loan Sale Agreement,  the Mortgage Loan  Contribution  Agreement,
the Servicing  Agreement,  the Management  Agreement,  the Insurance Agreement
and the Indemnification Agreement (the "Basic Documents").

      The Issuer has entered into the  Indenture  and this Note is issued with the intention that, for federal,  state and local income,  single business and franchise tax purposes,  the Notes will qualify as  indebtedness of the Issuer secured by the Trust  Estate.  Each  Noteholder,  by acceptance of a Note (and each  Beneficial  Owner by  acceptance  of a  beneficial  interest in a Note), agrees  to treat  the  Notes for  federal,  state  and  local  income,  single business and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for  registration of transfer of this Note, the  Issuer,  the  Indenture  Trustee  and  any  agent  of the  Issuer  or the
Indenture  Trustee may treat the Person in whose name this Note (as of the day of  determination  or as of  such  other  date  as  may  be  specified  in the
Indenture) is registered as the owner hereof for all purposes,  whether or not this Note be overdue,  and none of the Issuer,  the  Indenture  Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Issuer and the rights of the Holders of the Notes under the  Indenture  at any time by the Issuer  with the  consent of the Note  Insurer  and the Holders of
Notes  representing a majority of the Note Balance of all  Outstanding  Notes.
The Indenture  also contains  provisions  permitting  the (i) Note  Insurer or
(ii) if a Note  Insurer  Default  exists,  the  Holders of Notes  representing specified  percentages of the Note Balance of Outstanding  Notes, on behalf of the Holders of all the Notes,  to waive  compliance by the Issuer with certain provisions of the Indenture and certain past defaults  under the Indenture and their  consequences.  Any such consent or waiver by the Note Insurer or by the
Holder  of  this  Note  (or  any  one or  more  Predecessor  Notes)  shall  be conclusive  and binding  upon such Holder and upon all future  Holders of this
Note and of any Note issued  upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof  whether or not notation of such consent or waiver is made upon this  Note.  The  Indenture  also  permits  the  amendment thereof, in certain limited circumstances,  or the waiver of certain terms and conditions set forth in the  Indenture,  without the consent of Holders of the
Notes issued thereunder.

      The term  "Issuer" as used in this Note  includes  any  successor to the
Issuer under the Indenture.

      Initially,  the Notes will be represented by one Note  registered in the name of CEDE & Co. as  nominees  of the  Clearing  Agency.  The Notes  will be delivered  as provided  in the  Indenture  and subject to certain  limitations therein set forth.  The Notes are  exchangeable  for a like aggregate  initial
Note Balance of Notes of different authorized  denominations,  as requested by the Holder surrendering the same.

      THIS NOTE AND THE INDENTURE  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE
LAWS OF THE  STATE OF NEW  YORK,  WITHOUT  REFERENCE  TO ITS  CONFLICT  OF LAW
PROVISIONS, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      No reference  herein to the  Indenture  and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Unless the  certificate  of  authentication  hereon has been executed by the  Authenticating  Agent whose name appears below by manual signature,  this
Note shall not be entitled to any benefit under the  Indenture  referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF,  the Issuer has caused this Instrument to be signed, manually or in facsimile,  by its Authorized Officer, as of the date set forth below.

DATE:  __________ __, ____

                              [                ] LOAN TRUST 200 -

                              By: [OWNER TRUSTEE], not in its individual
                              capacity but solely as Owner Trustee under the
                              Trust Agreement

                                    By: ____________________________________
                                              Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This is one of the Class A  Notes  designated  above and  referred to in the within-mentioned Indenture.

            Date: __________ __, ____

                              [AUTHENTICATING AGENT],

                              Authenticating Agent

                              By: ___________________________________________
                                           Authorized Signatory

                                        ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_____________________________________________________________________________
                        (name and address of assignee)

            the within Note and all rights thereunder,  and hereby irrevocably constitutes and appoints_______________________________________________, attorney,  to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

            Dated: ____________________*/

            Signature Guaranteed:

            __________________________*/

      */ NOTICE:  The signature to this  assignment  must  correspond with the name of the  registered  owner as it appears on the face of the within Note in every  particular,  without  alteration,  enlargement or any change  whatever.
Such  signature  must be  guaranteed  by an "eligible  guarantor  institution"
meeting the  requirements of the Note Registrar,  which  requirements  include membership  or  participation  in STAMP  or such  other  "signature  guarantee program" as may be  determined  by the Note  Registrar  in addition  to, or in substitution  for, STAMP,  all in accordance with the Securities  Exchange Act of 1934, as amended.

                          EXHIBIT B INSURANCE POLICY

                      EXHIBIT C FORM OF NOTICE OF CLAIM

                         EXHIBIT D PMI MORTGAGE LOANS